Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	May 31, 2011	Nov. 30, 2010	Jul. 15, 2011 Common Stock [Member]	May 31, 2011 Common Stock [Member]	May 31, 2010 Common Stock [Member]	Jul. 15, 2011 Common stock, Class A [Member]	May 31, 2011 Common stock, Class A [Member]	Jul. 15, 2011 Common stock, Class B [Member]	May 31, 2011 Common stock, Class B [Member]
Document And Entity Information [Line Items]
Entity registrant name	MOSAIC CO
Document type	10-K
Entity central index key	0001285785
Amendment flag	false
Entity current reporting status	Yes
Entity voluntary filers	No
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q4
Document period end date	May 31, 2011
Current fiscal year end date	--05-31
Entity filer category	Large Accelerated Filer
Entity well known seasoned issuer	Yes
Entity common stock shares outstanding			275,825,158			57,768,374		112,991,398
Entity public float		$ 10.81
Common stock, par value			$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

Consolidated Statements of Earnings (USD $) In Millions, except Per Share data	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Consolidated Statement of Earnings
Net sales	$ 9,937.8	$ 6,759.1	$ 10,298
Cost of goods sold	6,816	5,065.8	7,148.1
Lower of cost or market write-down	0	0	383.2
Gross margin	3,121.8	1,693.3	2,766.7
Selling, general and administrative expenses	372.5	360.3	321.4
Other operating expenses (income)	85.1	62.2	44.4
Operating earnings	2,664.2	1,270.8	2,400.9
Interest expense, net	5.1	49.6	43.3
Foreign currency transaction (loss) gain	(56.3)	(32.4)	(131.8)
Gain on sale of equity investment	685.6	0	673.4
Other income (expense)	(17.1)	0.9	6.5
Earnings from consolidated companies before income taxes	3,271.3	1,189.7	2,905.7
Provision for income taxes	752.8	347.3	649.3
Earnings from consolidated companies	2,518.5	842.4	2,256.4
Equity in net earnings (loss) of nonconsolidated companies	(5)	(10.9)	100.1
Net earnings including non-controlling interests	2,513.5	831.5	2,356.5
Less: Net earnings attributable to non-contolling interests	(1.1)	4.4	6.3
Net earnings attributable to Mosaic	$ 2,514.6	$ 827.1	$ 2,350.2
Basic net earnings per share attributable to Mosaic	$ 5.64	$ 1.86	$ 5.29
Diluted net earnings per share attributable to Mosaic	$ 5.62	$ 1.85	$ 5.27
Basic weighted average number of shares outstanding	446	445.1	444.3
Diluted weighted average number of shares outstanding	447.5	446.6	446.2

Consolidated Balance Sheets (USD $) In Millions	May 31, 2011	May 31, 2010
Current assets:
Cash and cash equivalents	$ 3,906.4	$ 2,523
Receivables, net	926	614.8
Inventories	1,266.4	1,002.3
Deferred income taxes	277.8	115.7
Assets and investments held for sale	0	399.6
Other current assets	308.3	319.4
Total current assets	6,684.9	4,974.8
Property, plant and equipment, net	6,635.9	5,465.6
Investments in nonconsolidated companies	434.3	54.7
Goodwill	1,829.8	1,763.2
Deferred income taxes	6.5	305.9
Other assets	195.5	143.5
Total assets	15,786.9	12,707.7
Current liabilities:
Short-term debt	23.6	83.1
Current maturities of long-term debt	48	15.2
Accounts payable	941.1	566.7
Accrued liabilities	843.6	605.5
Deferred income taxes	72.2	33.4
Total current liabilities	1,928.5	1,303.9
Long-term debt, less current maturities	761.3	1,245.6
Deferred income taxes	580.1	501.7
Other noncurrent liabilities	855.1	908.1
Stockholders' equity:
Preferred stock, $0.01 par value, 15.0 million shares authorized, none issued and outstanding as of May 31, 2011 and May 31, 2010	0	0
Common Stock [Table]
Capital in excess of par value	2,596.3	2,523
Retained earnings	8,330.6	5,905.3
Accumulated other comprehensive income	710.2	289.4
Total Mosaic stockholders equity	11,641.6	8,722.2
Non-controlling interests	20.3	26.2
Total equity	11,661.9	8,748.4
Total liabilities and equity	15,786.9	12,707.7
Common Stock [Member]
Common Stock [Table]
Common stock	2.8	4.5
Common stock, Class A [Member]
Common Stock [Table]
Common stock	0.6	0
Common stock, Class B [Member]
Common Stock [Table]
Common stock	$ 1.1	$ 0

Consolidated Balance Sheets (Parentheticals) (USD $)	May 31, 2011	May 31, 2010
Statement Of Financial Position Parenthetical [Line Items]
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, authorized	15,000,000	15,000,000
Preferred stock, issued	0	0
Common Stock [Member]
Statement Of Financial Position Parenthetical [Line Items]
Common stock, par value	$ 0.01	$ 0.01
Common stock, authorized	1,000,000,000	700,000,000
Common stock, issued	287,851,416	445,439,994
Common stock, outstanding	275,812,954	445,439,994
Common stock, Class A [Member]
Statement Of Financial Position Parenthetical [Line Items]
Common stock, par value	$ 0.01
Common stock, authorized	275,000,000
Common stock, issued	57,768,374
Common stock, outstanding	57,768,374
Common stock, Class B [Member]
Statement Of Financial Position Parenthetical [Line Items]
Common stock, par value	$ 0.01
Common stock, authorized	200,000,000
Common stock, issued	112,991,398
Common stock, outstanding	112,991,398

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Cash Flows from Operating Activities
Net earnings including non-controlling interests	$ 2,513.5	$ 831.5	$ 2,356.5
Depreciation, depletion and amortization	447.4	445	360.5
Lower of cost or market write-down	0	0	383.2
Deferred income taxes	196.6	51.1	(138.9)
Equity in net loss (earnings) of nonconsolidated companies, net of dividends	8.2	12.8	(68.4)
Accretion expense for asset retirement obligations	31.6	29.6	34.4
Stock-based compensation expense	21.1	23.5	22.5
Unrealized loss (gain) on derivatives	(21)	(103.3)	166.2
Gain on sale of equity investment	(685.6)	0	(673.4)
Proceeds from Saskferco note receivable	0	0	51.1
Excess tax benefit related to stock option exercises	(13.4)	(3.3)	(6.5)
Other	36.9	1.8	0.8
Receivables, net	(297.3)	(38.3)	335.5
Inventories, net	(244.7)	92	(178.7)
Other current and noncurrent assets	23.7	278	(480.3)
Accounts payable	240.1	156.8	(686.8)
Accrued liabilities and income taxes	229.6	(387.2)	(44.4)
Other noncurrent liabilities	(60)	(34)	(190.7)
Net cash provided by operating activities	2,426.7	1,356	1,242.6
Cash Flows from Investing Activities
Capital expenditures	(1,263.2)	(910.6)	(781.1)
Proceeds from sale of equity method investment	1,030	0	745.7
Proceeds from sale of business	56.4	17.6	0
Restricted cash	(13.7)	22.8	(29.7)
Investments in nonconsolidated companies	(385.3)	0	(17.3)
Other	3.7	3.9	0.8
Net cash (used in) provided by investing activities	(572.1)	(866.3)	(81.6)
Cash Flows from Financing Activities
Payments of short-term debt	(381.3)	(334.2)	(401.4)
Proceeds from issuance of short-term debt	321.8	324.6	366.7
Payments of long-term debt	(470.2)	(43.7)	(108.8)
Proceeds from issuance of long-term debt	17.6	2.1	0.1
Payment of tender premium on debt	(16.1)	(5.7)	0
Proceeds from stock options exercised	20.3	12.5	4.6
Excess tax benefits related to stock option exercises	13.4	3.3	6.5
Cash dividends paid	(89.3)	(668)	(88.9)
Other	(1.2)	(1.5)	(3.7)
Net cash used in financing activities	(585)	(710.6)	(224.9)
Effect of exchange rate changes on cash	113.8	40.7	(193.6)
Net change in cash and cash equivalents	1,383.4	(180.2)	742.5
Cash and cash equivalents - beginning of period	2,523	2,703.2	1,960.7
Cash and cash equivalents - end of period	$ 3,906.4	$ 2,523	$ 2,703.2

Consolidated Statements of Stockholders Equity (USD $) In Millions, except Share data	Total	Common Stock [Member]	Capital in Excess of Par Value [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Non- Controlling Interests [Member]
Beginning balance at May. 31, 2008	$ 6,754.6	$ 4.4	$ 2,450.8	$ 3,485.4	$ 790.6	$ 23.4
Common stock shares outstanding, beginning balance at May. 31, 2008		443,900,000
Adoption of new defined benefit pension and postretirement guidance, net of tax $0.2	(0.5)			(0.5)
Beginning Balance, as adjusted	6,754.1	4.4	2,450.8	3,484.9	790.6	23.4
Common stock (shares), as adjusted		443,900,000
Net earnings including non-controlling interests	2,356.5			2,350.2		6.3
Foreign currency translation adjustment, net of tax	(483.8)				(480)	(3.8)
Net actuarial (loss) gain and prior service cost, net of tax	(52)				(52)
Comprehensive income	1,820.7					2.5
Stock option exercises	4.6		4.6
Stock option exercises, shares		600,000
Amortization of stock based compensation	22.5		22.5
Contributions from (Distributions to) Cargill, Inc.	(0.6)		(0.6)
Dividends	(88.9)			(88.9)
Dividends for non-controlling interests	(3.7)					(3.7)
Tax benefits (shortfall) related to share based compensation	6.5		6.5
Ending balance at May. 31, 2009	8,515.2	4.4	2,483.8	5,746.2	258.6	22.2
Common stock shares outstanding, ending balance at May. 31, 2009		444,500,000
Net earnings including non-controlling interests	831.5			827.1		4.4
Foreign currency translation adjustment, net of tax	98.2				97.1	1.1
Net actuarial (loss) gain and prior service cost, net of tax	(66.3)				(66.3)
Comprehensive income	863.4					5.5
Stock option exercises	12.5	0.1	12.4
Stock option exercises, shares		900,000
Amortization of stock based compensation	23.5		23.5
Contributions from (Distributions to) Cargill, Inc.	0
Dividends	(668)			(668)
Dividends for non-controlling interests	(1.5)					(1.5)
Tax benefits (shortfall) related to share based compensation	3.3		3.3
Ending balance at May. 31, 2010	8,748.4	4.5	2,523	5,905.3	289.4	26.2
Common stock shares outstanding, ending balance at May. 31, 2010		445,400,000
Net earnings including non-controlling interests	2,513.5			2,514.6		(1.1)
Foreign currency translation adjustment, net of tax	387.4				384.8	2.6
Net actuarial (loss) gain and prior service cost, net of tax	36				36
Comprehensive income	2,936.9					1.5
Stock option exercises	20.3	0	20.3
Stock option exercises, shares		1,200,000
Amortization of stock based compensation	21.1		21.1
Contributions from (Distributions to) Cargill, Inc.	18.5		18.5
Dividends	(89.3)			(89.3)
Dividends for non-controlling interests	(4.8)					(4.8)
Acquisition of non-controlling interest	(2.6)					(2.6)
Tax benefits (shortfall) related to share based compensation	13.4		13.4
Ending balance at May. 31, 2011	$ 11,661.9	$ 4.5	$ 2,596.3	$ 8,330.6	$ 710.2	$ 20.3
Common stock shares outstanding, ending balance at May. 31, 2011		446,600,000

Consolidated Statements of Stockholders Equity (Parentheticals) (USD $) In Millions, except Per Share data	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Consolidated Statements Of Equity Parenthetical [Abstract]
Foreign currency translation adjustment, tax	$ 2.9	$ 41.3	$ 13.3
Net actuarial (loss) gain tax	21.7	34	31.2
Dividends per share	$ 0.2	$ 1.5	$ 0.2
Adoption of new defined benefit pension and postretirement measurement guidance tax			$ 0.2

Organization and Nature of Business	12 Months Ended
May 31, 2011
Organization And Nature Of Business [Abstract]
Organization and Nature of Business

1. ORGANIZATION AND NATURE OF BUSINESS

The Mosaic Company (before or after the Cargill Transaction described in Note 2, “Mosaic”, and with its consolidated subsidiaries, “we”, “us”, “our”, or the “Company”) is the parent company of the business that was formed through the business combination (“Combination”) of IMC Global Inc. and the Cargill Crop Nutrition fertilizer businesses (“CCN”) of Cargill, Incorporated and its subsidiaries (collectively, “Cargill”) on October 22, 2004.

We produce and market concentrated phosphate and potash crop nutrients. We conduct our business through wholly and majority owned subsidiaries as well as businesses in which we own less than a majority or a non-controlling interest, including consolidated variable interest entities and investments accounted for by the equity method. We are organized into the following business segments:

Our Phosphates business segment owns and operates mines and production facilities in Florida which produce concentrated phosphate crop nutrients and phosphate-based animal feed ingredients, and processing plants in Louisiana which produce concentrated phosphate crop nutrients. In fiscal 2011, the Phosphates segment acquired a 35% economic interest in a joint venture that owns a phosphate rock mine (the “Miski Mayo Mine”) in Peru. Our Phosphates segment's results also include our North American phosphate distribution activities and all of our international distribution activities as well as the results of Phosphate Chemicals Export Association, Inc. (“PhosChem”), a U.S. Webb-Pomerene Act association of phosphate producers that exports concentrated phosphate crop nutrient products around the world for us and PhosChem's other member. Our share of PhosChem's sales of dry phosphate crop nutrient products was approximately 87% for the year ended May 31, 2011.

Our Potash business segment owns and operates potash mines and production facilities in Canada and the U.S. which produce potash-based crop nutrients, animal feed ingredients and industrial products. Potash sales include domestic and international sales. We are a member of Canpotex, Limited (“Canpotex”), an export association of Canadian potash producers through which we sell our Canadian potash outside the U.S. and Canada.

Intersegment sales are eliminated within Corporate, Eliminations and Other. See Note 24 of our Notes to Consolidated Financial Statements for segment results.

Cargill Transaction	12 Months Ended
May 31, 2011
Cargill Transaction [Abstract]
Cargill Transaction [Text Block]

2. CARGILL TRANSACTION

On May 25, 2011, we consummated the first in a series of transactions intended to result in the split-off and orderly distribution of Cargill's approximately 64% equity interest in us through a series of public offerings (the “Cargill Transaction”). These transactions include the following:

  A Merger (the “Merger”) between a subsidiary of GNS II (U.S.) Corp. (“GNS”) and MOS Holdings Inc. (“MOS Holdings”) that had the effect of recapitalizing our prior Common Stock into three classes: Common Stock, Class A Common Stock and Class B Common Stock. The Common Stock is substantially identical to our prior Common Stock, and all three new classes have the same economic rights as our prior Common Stock. Holders of the Common Stock and the Class A Common Stock have one vote per share on all matters on which they are entitled to vote, whereas holders of the Class B Common Stock have ten votes per share solely for the election of directors and one vote per share on all other matters on which they are entitled to vote. The Class A -Common Stock and the Class B Common Stock are subject to transfer restrictions, have conversion rights and class voting rights, and are not publicly traded. Following the Merger, our Common Stock continues to trade under the ticker symbol MOS.
  Prior to the Merger, GNS was a wholly-owned subsidiary of the company then known as The Mosaic Company. The Merger made GNS the parent company of MOS Holdings. In connection with the Merger, the company formerly known as The Mosaic Company was renamed MOS Holdings Inc. and GNS was renamed The Mosaic Company.
  In the Merger, a portion of our Common Stock held by Cargill was converted, on a one-for-one basis, into the right to receive Class A Common Stock and Class B Common Stock. Each other outstanding share of our prior Common Stock (including a portion of the shares of our prior Common Stock held by Cargill) was converted into the right to receive a share of our Common Stock.
  Cargill conducted a split-off (the “Split-off”) in which it exchanged 178.3 million of our shares that it received in the Merger for shares of Cargill stock held by certain Cargill stockholders (the “Exchanging Cargill Stockholders”). Immediately after the Split-off, the Exchanging Cargill Stockholders held approximately 40% of our total outstanding shares that represented approximately 82% of the total voting power with respect to the election of our directors.
  Cargill also exchanged the remaining 107.5 million of our shares that it received in the Merger with certain holders of Cargill debt (the “Exchanging Cargill Debt Holders”) for such Cargill debt (the “Debt Exchange”).
  Certain of the Exchanging Cargill Stockholders (the “MAC Trusts”) and the Exchanging Cargill Debt Holders (collectively, the “Selling Stockholders”) then sold an aggregate of 115.0 million shares of our Common Stock that they received in the Split-off and the Debt Exchange in an underwritten secondary public offering (the initial “Formation Offering”).

Pursuant to a ruling from the U.S. Internal Revenue Service, the Merger, Split-off and Debt Exchange are expected to be tax-free to Cargill, Mosaic and their respective stockholders.

Cargill is required to reimburse us for  $18.5 million in the aggregate of fees and expenses we incurred in connection with the matters described above and negotiation of the Cargill Transaction; such reimbursement was recorded as a capital contribution in stockholders' equity.

We have agreed to conduct a series of additional Formation Offerings, if necessary, within 15 months after the Split-off to provide for the sale by the MAC Trusts of an additional 42.0 million of the shares of our stock that they received in the Split-off.

All other shares of our stock received by the Exchanging Cargill Stockholders and not sold in the Formation Offerings (approximately 128.8 million shares in the aggregate) are generally subject to transfer restrictions and are to be released in three equal annual installments beginning on the two and one-half year anniversary of the Split-off. We would, at the request of the MAC Trusts or at our own election, register certain of our shares for sale in a secondary offering that could occur each year after the second anniversary of the Split-off, with the first such offering occurring not earlier than twelve months after the last of the Formation Offerings and certain other primary or secondary offerings.

Following 180 days after the four-and-a-half year anniversary of the Split-off, the MAC Trusts would have two rights to request that we file a registration statement under the Securities Act of 1933, pursuant to which the MAC Trusts could sell any remaining shares they received in the Split-off.

Our agreements with Cargill and the Exchanging Cargill Stockholders also contain additional provisions relating to private and market sales under specified conditions.

We have agreed that, among other things, and subject to certain exceptions:

  For a period ending two years after the Merger, we will not engage in certain prohibited acts (“Prohibited Acts”), unless we receive an opinion, satisfactory to Cargill, that such action will not result in the Merger, Split-off or Debt Exchange being treated as taxable transactions. Our ability to obtain such an opinion would potentially give us the flexibility to take such actions based on the then-present facts and circumstances. Receipt of any such opinion does not relieve us of our potential indemnification obligations, described below, for engaging in a Prohibited Act.
  We will indemnify Cargill for certain taxes and tax-related losses imposed on Cargill if we engage in a Prohibited Act or in the event we are in breach of representations or warranties made in support of the tax-free nature of the Merger, Split-off and Debt Exchange, if our Prohibited Act or breach causes the Merger, Split-off and/or Debt Exchange to fail to qualify as tax-free transactions.

Generally speaking, Prohibited Acts include:

  Entering into any agreements, understandings, arrangements or substantial negotiations pursuant to which any person would acquire, increase or have the right to acquire or increase such person's ownership interest in us, provided that equity issuances, redemptions from the MAC Trusts and approvals of transfers within an agreed-upon “basket” of up to approximately 40.6 million shares (subject to reductions in the event of redemptions) are not Prohibited Acts.
  Approving or recommending a third-party tender offer or exchange offer for our stock or causing or permitting any merger, reorganization, combination or consolidation of Mosaic or MOS Holdings.
  Causing our “separate affiliated group” (as defined in the Internal Revenue Code) to fail to be engaged in the fertilizer business.
  Reclassifying, exchanging or converting any shares of our stock into another class or series, or changing the voting rights of any shares of our stock (other than a conversion of Class B Common Stock to either Class A Common Stock or Common Stock with stockholder approval in accordance with the applicable provisions of the agreements relating to the Cargill Transaction) or declaring or paying a stock dividend in respect of our common stock.
  Facilitating the acquisition of Mosaic's stock by any person or coordinating group (as defined in IRS regulations) (other than Cargill and its subsidiaries), if such acquisition would result in any person or coordinating group beneficially owning 10% or more of our outstanding Common Stock.
  Facilitating participation in management or operation of the Company (including by becoming a director) by a person or coordinating group (as defined in IRS regulations) (other than Cargill and its subsidiaries) who beneficially owns 5% or more of our outstanding Common Stock.

The Cargill Transaction resulted in no change to our total outstanding shares, the economic rights of our shares or earnings per share. In addition, these transactions did not result in any changes to our accounting policies applied to our Consolidated Financial Statements.

Summary of Significant Accounting Policies	12 Months Ended
May 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Statement Presentation and Basis of Consolidation

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Throughout the Notes to Consolidated Financial Statements, amounts in tables are in millions of dollars except for per share data and as otherwise designated. References in this report to a particular fiscal year are to the twelve months ended May 31 of that year.

The accompanying Consolidated Financial Statements include the accounts of Mosaic and its majority owned subsidiaries, as well as the accounts of certain variable interest entities (“VIEs”) for which we are the primary beneficiary as described in Note 13. Certain investments in companies where we do not have control but have the ability to exercise significant influence are accounted for by the equity method.

Accounting Estimates

Preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The more significant estimates made by management relate to the recoverability of non-current assets, the useful lives and net realizable values of long-lived assets, derivative financial instruments, environmental and reclamation liabilities including asset retirement obligations, the costs of our employee benefit obligations for pension plans and postretirement benefits, income tax related accounts including the valuation allowance against deferred income tax assets, Canadian resource tax and royalties, inventory valuation and accruals for pending legal and environmental matters. Actual results could differ from these estimates.

Revenue Recognition

Revenue on North American sales is recognized when the product is delivered to the customer and/or when the risks and rewards of ownership are otherwise transferred to the customer and when the price is fixed or determinable. Revenue on North American export sales is recognized upon the transfer of title to the customer and when the other revenue recognition criteria have been met, which generally occurs when product enters international waters. Revenue from sales originating outside of North America is recognized upon transfer of title to the customer based on contractual terms of each arrangement and when the other revenue recognition criteria have been met. Shipping and handling costs are included as a component of cost of goods sold.

Sales to wholesalers and retailers (but not to importers) in India were subject to a selling price cap through March 2010 and were eligible for an Indian government subsidy which reimburses importers for the difference between the market price of diammonium phosphate fertilizer (“DAP”) and the capped price. Beginning in April 2010, the Indian government changed the subsidy program so that the subsidy is a fixed amount per tonne and the selling price to the customer can fluctuate based on market conditions. We record the government subsidy along with the underlying eligible sale when the price of DAP is fixed or determinable. During fiscal 2011 and 2010, we recorded the subsidy when the underlying eligible sale was made to the farmer because payment of the subsidy was expected in cash and the price was considered fixed or determinable at that time. During the second and third quarters of fiscal 2009, because payment of the subsidy could be made in bonds and due to the turmoil in the global credit markets, we determined that the price of sales subject to the subsidy was not fixed or determinable until payment in bonds or cash had been received from the Indian government.  In fiscal 2011, 2010, and 2009, sales subject to the subsidy represented 17.2%, 18.5% and 15.9% of our net sales in India and 2.7%, 3.0% and 3.5% of our consolidated net sales, respectively.

Income Taxes

In preparing our Consolidated Financial Statements, we utilize the asset and liability approach in accounting for income taxes. We recognize income taxes in each of the jurisdictions in which we have a presence. For each jurisdiction, we estimate the actual amount of income taxes currently payable or receivable, as well as deferred income tax assets and liabilities attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

A valuation allowance is provided for those deferred tax assets for which it is more likely than not that the related tax benefits will not be realized. We evaluate our ability to realize the tax benefits associated with deferred tax assets by analyzing the relative impact of all the available positive and negative evidence regarding our forecasted taxable income using both historical and projected future operating results, the reversal of existing taxable temporary differences, taxable income in prior carry-back years (if permitted) and the availability of tax planning strategies. A valuation allowance will be recorded in each jurisdiction in which a deferred income tax asset is recorded when it is more likely than not that the deferred income tax asset will not be realized. Effective in the first quarter of fiscal 2010, we adopted a new accounting pronouncement that amended the accounting for adjustments to deferred tax asset valuation allowances established in connection with a business combination. Accordingly, changes in deferred tax asset valuation allowances established in our Combination now impact income tax expense and not goodwill. Previously, deductions to the valuation allowances were recorded as either (i) a reduction to goodwill, if the reduction related to purchase accounting valuation allowances, or (ii) in all other cases, with a reduction to income tax expense.

We recognize excess tax benefits associated with stock-based compensation in stockholders' equity only when realized. When assessing whether excess tax benefits relating to stock-based compensation have been realized, we follow the with-and-without approach excluding any indirect effects of the excess tax deductions. Under this approach, excess tax benefits related to stock-based compensation are generally not deemed to be realized until after the utilization of all other applicable tax benefits available to us.

Accounting for uncertain income tax positions is determined by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. This minimum threshold is that a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than a fifty percent likelihood of being realized upon ultimate settlement. We recognize interest and penalties within our provision for income taxes on our Consolidated Statements of Earnings.

We have not recorded U.S. deferred income taxes on certain of our non-U.S. subsidiaries' undistributed earnings as such amounts are intended to be reinvested outside of the United States indefinitely. However, should we change our business and tax strategies in the future and decide to repatriate a portion of these earnings to one of our U.S. subsidiaries, including cash maintained by these non-U.S. subsidiaries, additional tax liabilities would be incurred. It is not practical to estimate the amount of additional U.S. tax liabilities we would incur.

Canadian Resource Taxes and Royalties

We pay Canadian resource taxes consisting of the Potash Production Tax and resource surcharge. The Potash Production Tax is a Saskatchewan provincial tax on potash production and consists of a base payment and a profits tax. The profits tax is calculated on the potash content of each tonne sold from each Saskatchewan mine, net of certain operating expenses and a depreciation allowance. We also pay a percentage of the value of resource sales from our Saskatchewan mines. In addition to the Canadian resource taxes, royalties are payable to the mineral owners with respect to potash reserves or production of potash. These resource taxes and royalties are recorded in our cost of goods sold. Our Canadian resource tax and royalty expenses were  $294.2 million,  $127.9 million and  $415.5 million for fiscal 2011, 2010 and 2009, respectively.

Foreign Currency Translation

The Company's reporting currency is the U.S. dollar; however, for operations located in Canada and Brazil, the functional currency is the local currency. Assets and liabilities of these foreign operations are translated to U.S. dollars at exchange rates in effect at the balance sheet date, while income statement accounts and cash flows are translated to U.S. dollars at the average exchange rates for the period. For these operations, translation gains and losses are recorded as a component of accumulated other comprehensive income in equity until the foreign entity is sold or liquidated. The effect on the Consolidated Statements of Earnings of transaction gains and losses is presented separately in that statement. These transaction gains and losses result from transactions that are denominated in a currency that is other than the functional currency of the operation.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, highly liquid investments with original maturities of 90 days or less, and other highly liquid investments that are payable on demand such as money market accounts, certain certificates of deposit and repurchase agreements. The carrying amount of such cash equivalents approximates their fair value due to the short-term and highly liquid nature of these instruments.

Concentration of Credit Risk

In the U.S., we sell our products to manufacturers, distributors and retailers primarily in the Midwest and Southeast. Internationally, our phosphate and potash products are sold primarily through two North American export associations. A concentration of credit risk arises from our sales and accounts receivable associated with the international sales of potash product through Canpotex. We consider our concentration risk related to the Canpotex receivable to be mitigated by their credit policy which requires the underlying receivables to be substantially insured or secured by letters of credit. As of May 31, 2011 and 2010,  $176.3 million and  $135.7 million, respectively, of accounts receivable were due from Canpotex. In fiscal 2011, 2010, and 2009, sales to Canpotex were  $992.9 million,  $602.1 million, and  $1.3 billion, respectively.

Receivables and Allowance for Doubtful Accounts

Accounts receivable are recorded at face amount less an allowance for doubtful accounts. On a regular basis, we evaluate outstanding accounts receivable and establish the allowance for doubtful accounts based on a combination of specific customer circumstances as well as credit conditions and a history of write-offs and subsequent collections.

Included in other assets are long-term accounts receivable of  $27.8 million and  $31.6 million as of May 31, 2011 and 2010, respectively. In accordance with our allowance for doubtful accounts policy, we have recorded allowances against these long-term accounts receivable of  $17.4 million and  $19.5 million, respectively.

Inventories

Inventories of raw materials, work-in-process products, finished goods and operating materials and supplies are stated at the lower of cost or market. Costs for substantially all finished goods and work-in-process inventories include materials, production labor and overhead and are determined using the weighted average cost basis. Cost for substantially all raw materials is determined using the first-in first-out cost basis.

Market value of our inventory is defined as forecasted selling prices less reasonably predictable selling costs (net realizable value). Significant management judgment is involved in estimating forecasted selling prices. Factors affecting forecasted selling prices include demand and supply variables. Examples of demand variables include grain and oilseed prices, stock-to-use ratios and changes in inventories in the crop nutrients distribution channels. Examples of supply variables include forecasted prices of raw materials, such as phosphate rock, sulfur, ammonia, and natural gas, estimated operating rates and industry crop nutrient inventory levels. Results could differ materially if actual selling prices differ materially from forecasted selling prices. Charges for lower of cost or market are recognized in our Consolidated Statements of Earnings in the period when there is evidence of a decline of market value below cost. During fiscal 2009, we recognized lower of cost or market inventory write-downs of  $383.2 million.

To determine the cost of inventory, we allocate fixed expense to the costs of production based on the normal capacity, which refers to a range of production levels and is considered the production expected to be achieved over a number of periods or seasons under normal circumstances, taking into account the loss of capacity resulting from planned maintenance. Fixed overhead costs allocated to each unit of production should not increase due to abnormally low production. Those excess costs are recognized as a current period expense. When a production facility is completely shut down temporarily, it is considered “idle”, and all related expenses are charged to cost of goods sold.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Costs of significant assets include capitalized interest incurred during the construction and development period. Repairs and maintenance, including planned major maintenance and plan turnaround costs, are expensed when incurred.

Depletion expenses for mining operations, including mineral reserves, are generally determined using the units-of-production method based on estimates of recoverable reserves. Depreciation is computed principally using the straight-line method over the following useful lives: machinery and equipment 3 to 25 years, and buildings and leasehold improvements 3 to 40 years.

We estimate initial useful lives based on experience and current technology. These estimates may be extended through sustaining capital programs. Factors affecting the fair value of our assets may also affect the estimated useful lives of our assets and these factors can change. Therefore, we periodically review the estimated remaining lives of our facilities and other significant assets and adjust our depreciation rates prospectively where appropriate.

Leases

Leases in which the risk of ownership is retained by the lessor are classified as operating leases. Leases which substantially transfer all of the benefits and risks inherent in ownership to the lessee are classified as capital leases. Assets acquired under capital leases are depreciated on the same basis as property, plant and equipment. Rental payments are expensed on a straight-line basis. Leasehold improvements are depreciated over the depreciable lives of the corresponding fixed assets or the related lease term, whichever is shorter.

Investments

Except as discussed in Note 13 of our Notes to Consolidated Financial Statements, with respect to variable interest entities, investments in the common stock of affiliated companies in which our ownership interest is 50% or less and in which we exercise significant influence over operating and financial policies are accounted for using the equity method which includes eliminating the effects of any material intercompany transactions.

Recoverability of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The carrying amount of a long-lived asset group is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset group. If it is determined that an impairment loss has occurred, the loss is measured as the amount by which the carrying amount of the long-lived asset group exceeds its fair value.

Goodwill

Goodwill is carried at cost, not amortized, and represents the excess of the purchase price and related costs over the fair value assigned to the net identifiable assets of a business acquired. We test goodwill for impairment at the reporting unit level on an annual basis or upon the occurrence of events that may indicate possible impairment. The goodwill impairment test is performed in two phases. The first step compares the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired. However, if the carrying amount of the reporting unit exceeds its fair value, the implied fair value of the reporting unit's goodwill would be compared with the carrying amount of that goodwill. An impairment loss would be recorded to the extent that the carrying amount of goodwill exceeds its implied fair value. We have established the second quarter of our fiscal year as the period for our annual test for impairment of goodwill and the test resulted in no impairment in the periods presented.

Environmental Costs

Accruals for estimated costs are recorded when environmental remediation efforts are probable and the costs can be reasonably estimated. In determining these accruals, we use the most current information available, including similar past experiences, available technology, consultant evaluations, regulations in effect, the timing of remediation and cost-sharing arrangements.

Asset Retirement Obligations

We recognize asset retirement obligations (“AROs”) in the period in which we have an existing legal obligation associated with the retirement of a tangible long-lived asset, and the amount of the liability can be reasonably estimated. The ARO is recognized at fair value when the liability is incurred. Upon initial recognition of a liability, that cost is capitalized as part of the related long-lived asset and depreciated on a straight-line basis over the remaining estimated useful life of the related asset. The liability is adjusted in subsequent periods through accretion expense which represents the increase in the present value of the liability due to the passage of time. Such depreciation and accretion expenses are included in cost of goods sold for operating facilities and other operating expense for indefinitely closed facilities.

Litigation

We are involved from time to time in claims and legal actions incidental to our operations, both as plaintiff and defendant. We have established what we currently believe to be adequate accruals for pending legal matters. These accruals are established as part of an ongoing worldwide assessment of claims and legal actions that takes into consideration such items as advice of legal counsel, individual developments in court proceedings, changes in the law, changes in business focus, changes in the litigation environment, changes in opponent strategy and tactics, new developments as a result of ongoing discovery, and past experience in defending and settling similar claims. The litigation accruals at any time reflect updated assessments of the then-existing claims and legal actions. The final outcome or potential settlement of litigation matters could differ materially from the accruals which we have established. For significant individual cases, we accrue legal costs expected to be incurred.

Pension and Other Postretirement Benefits

Mosaic offers a number of benefit plans that provide pension and other benefits to qualified employees. These plans include defined benefit pension plans, supplemental pension plans, defined contribution plans and other postretirement benefit plans.

We accrue the funded status of our plans, which is representative of our obligations under employee benefit plans and the related costs, net of plan assets measured at fair value. The cost of pensions and other retirement benefits earned by employees is generally determined with the assistance of an actuary using the projected benefit method prorated on service and management's best estimate of expected plan investment performance, salary escalation, retirement ages of employees and expected healthcare costs.

Share-Based Compensation

We measure the cost of employees' services received in exchange for an award of equity instruments based on grant-date fair value of the award, and recognize the cost over the period during which the employee is required to provide service in exchange for the award. Our granted awards consist of stock options that generally vest annually in equal amounts over a three-year period and have an exercise price equal to the fair market value of our common stock on the date of grant, and restricted stock units that generally cliff vest after three or four years and have a fair value equal to the market price of our stock at the date of grant. We recognize compensation expense for awards on a straight-line basis over the requisite service period.

Derivative Activities

We periodically enter into derivatives to mitigate our exposure to foreign currency risks and the effects of changing commodity and freight prices. We record all derivatives on the Consolidated Balance Sheets at fair value. The fair value of these instruments is determined by using quoted market prices, third party comparables, or internal estimates. We net our derivative asset and liability positions when we have a master netting arrangement in place. Changes in the fair value of the foreign currency, commodity, and freight derivatives are immediately recognized in earnings because we do not apply hedge accounting treatment to these instruments.

Other Financial Statement Data	12 Months Ended
May 31, 2011
Other Financial Statement Data [Abstract]
Other Financial Statement Data [Text Block]

4. OTHER FINANCIAL STATEMENT DATA

The following provides additional information concerning selected balance sheet accounts:

	May 31,
(in millions)	2011	2010
Receivables
Trade	$882.5	$545.3
Non-trade	47.5	78.7
	930.0	624.0
Less allowance for doubtful accounts	4.0	9.2
	$926.0	$614.8
Inventories
Raw materials	$58.6	$49.2
Work in process	284.3	295.5
Finished goods	852.9	573.4
Operating materials and supplies	70.6	84.2
	$1,266.4	$1,002.3
Other current assets
Income taxes receivable	$60.4	$91.1
Prepaid expenses	157.4	99.1
Other	90.5	129.2
	$308.3	$319.4
Accrued liabilities
Non-income taxes	$132.6	$63.6
Payroll and employee benefits	116.3	96.2
Asset retirement obligations	90.6	83.1
Customer prepayments	243.2	65.9
Other	260.9	296.7
	$843.6	$605.5
Other noncurrent liabilities
Asset retirement obligations	$482.5	$442.8
Accrued pension and postretirement benefits	117.1	204.4
Unrecognized tax benefits	84.6	81.7
Deferred revenue on out of market contracts	24.1	37.8
Other	146.8	141.4
	$855.1	$908.1

Interest expense, net was comprised of the following in fiscal 2011, 2010 and 2009:

	Years ended May 31,
(in millions)	2011	2010	2009

Interest expense	$27.6	$65.7	$90.2
Less interest income	22.5	16.1	46.9
Interest expense, net	$5.1	$49.6	$43.3

Recently Issued Accounting Guidance	12 Months Ended
May 31, 2011
Recently Issued Accounting Guidance Abstract
Recently Issued Accounting Guidance

5. RECENTLY ISSUED ACCOUNTING GUIDANCE

Recently Adopted Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued an accounting standard (codified in December 2009 as Accounting Standards Update (“ASU”) No. 2009-17) that revises the guidance for consolidating variable-interest entities. The modifications include the elimination of the exemption for qualifying special purpose entities, a new approach for determining who should consolidate a variable-interest entity, and changes to when it is necessary to reassess consolidation of a variable-interest entity. Additionally, in February 2010, the FASB issued ASU No. 2010-10, “Amendments for Certain Investment Funds,” which clarified that related parties should be considered when evaluating service contracts for determining whether a decision maker or a service provider fee represents a variable interest. These standards became effective for Mosaic on June 1, 2010, adoption of which did not have a material impact on our Consolidated Financial Statements. Disclosures required by these standards are included in Note 13 of our Notes to Consolidated Financial Statements.

Pronouncements Issued But Not Yet Adopted

In October 2009, the FASB issued ASU No. 2009-13, “Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements—a Consensus of the Emerging Issues Task Force,” that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. These amendments require companies to allocate revenue in arrangements involving multiple deliverables based on the estimated selling price of each deliverable, even though such deliverables are not sold separately either by the company itself or other vendors. This guidance eliminates the requirement that all undelivered elements must have objective and reliable evidence of fair value before a company can recognize the portion of the overall arrangement fee that is attributable to items that already have been delivered. This standard will be effective for us beginning in the first quarter of fiscal year 2012. We have evaluated the requirements of this standard and do not expect it to have a material impact on our Consolidated Financial Statements.

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements,” that requires entities to disclose separately significant transfers of assets and liabilities measured at fair value between Levels 1 and 2 of the fair value hierarchy, transfers into and out of Level 3, and the reasons for those transfers. This ASU also amends the reconciliation of the beginning and ending balances of Level 3 measurements to present information about purchases, sales, issuances and settlements on a gross basis. This standard became effective for Mosaic for the fiscal year ended May 31, 2010, except for the requirement to provide the Level 3 activity of purchases, sales, issuances and settlements on a gross basis, which will be effective for us beginning in the first quarter of fiscal 2012. As this standard impacts disclosure requirements only, the adoption of this additional guidance is not expected to have a material impact on our Consolidated Financial Statements.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which is intended to create consistency between U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments include clarification on the application of certain existing fair value measurement guidance and expanded disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This standard will be effective for our fiscal quarter beginning March 1, 2012. We are currently evaluating the requirements of this standard, but would not expect it to have a material impact on our Consolidated Financial Statements.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” which requires comprehensive income to be reported in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The amendment does not change what items are reported in other comprehensive income or the U.S. GAAP requirement to report reclassification of items from other comprehensive income to net income. This standard will be effective for our fiscal quarter beginning June 1, 2012 with retrospective application required. As this standard impacts presentation requirements only, the adoption of this guidance is not expected to have a material impact on our Consolidated Financial Statements.

Property, Plant and Equipment	12 Months Ended
May 31, 2011
Property Plant And Equipment [Abstract]
Property Plant And Equipment Disclosure [Text Block]

6. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	May 31,
(in millions)	2011	2010
Land	$176.4	$165.1
Mineral properties and rights	2,861.0	2,592.8
Buildings and leasehold improvements	1,083.8	861.6
Machinery and equipment	4,266.1	3,598.3
Construction in-progress	1,224.4	790.7
	9,611.7	8,008.5
Less: accumulated depreciation and depletion	2,975.8	2,542.9
	$6,635.9	$5,465.6

Depreciation and depletion expense was  $447.4 million,  $445.0 million and  $360.5 million for fiscal 2011, 2010 and 2009, respectively. Capitalized interest on major construction projects was  $57.1 million,  $37.3 million and  $14.7 million in fiscal 2011, 2010 and 2009, respectively.

Earnings Per Share	12 Months Ended
May 31, 2011
Earnings Per Share [Abstract]
Schedule of earnings per share

7. EARNINGS PER SHARE

The numerator for diluted earnings per share (“EPS”) is net earnings. The denominator for basic EPS is the weighted-average number of shares outstanding during the period. The denominator for diluted EPS also includes the weighted average number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued unless the shares are anti-dilutive.

The following is a reconciliation of the numerator and denominator for the basic and diluted EPS computations:

	Years ended May 31,
(in millions)	2011	2010	2009

Net earnings attributable to Mosaic	$2,514.6	$827.1	$2,350.2
Basic weighted average common shares outstanding	446.0	445.1	444.3
Common stock issuable upon vesting of
restricted stock awards	0.4	0.3	0.5
Common stock equivalents	1.1	1.2	1.4
Diluted weighted average common shares outstanding	447.5	446.6	446.2
Basic net Earnings per share attributable to Mosaic	$5.64	$1.86	$5.29
Diluted net Earnings per share attributable to Mosaic	$5.62	$1.85	$5.27

A total of 0.4 million shares of common stock subject to issuance for exercise of stock options for fiscal 2011 and 2010 have been excluded from the calculation of diluted EPS because the option exercise price was greater than the average market price of our common stock during the period, and therefore, the effect would be anti-dilutive.

Accumulated Other Comprehensive Income	12 Months Ended
May 31, 2011
Components Of Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Components Of Accumulated Other Comprehensive Income Loss Net Of Tax [Text Block]

8. ACCUMULATED OTHER COMPREHENSIVE INCOME

Components of accumulated other comprehensive income are as follows:

	Balance		Balance		Balance		Balance
	May 31,	2009	May 31,	2010	May 31,	2011	May 31,
(in millions)	2008	Change	2009	Change	2010	Change	2011
Cumulative foreign currency
translation adjustment, net of tax
of $55.5 million in 2011	$766.8	$(480.0)	$286.8	$97.1	$383.9	$384.8	$768.7
Net actuarial gain (loss) and prior service cost,
net of tax of $26.9 million in 2011	23.8	(52.0)	(28.2)	(66.3)	(94.5)	36.0	(58.5)
Accumulated other comprehensive income	$790.6	$(532.0)	$258.6	$30.8	$289.4	$420.8	$710.2

Cash Flow Information	12 Months Ended
May 31, 2011
Supplemental Cash Flow Elements [Abstract]
Cash Flow Supplemental Disclosures [Text Block]

9. CASH FLOW INFORMATION

Supplemental disclosures of cash paid for interest and income taxes and non-cash investing and financing information is as follows:

	Years Ended May 31,
(in millions)	2011	2010	2009
Cash paid during the period for:
Interest	$100.2	$97.3	$105.3
Less amount capitalized	57.1	37.3	14.7
Cash interest, net	$43.1	$60.0	$90.6

Income taxes	$535.2	$488.5	$915.0

Acquiring or constructing property, plant and equipment by incurring a liability does not result in a cash outflow for us until the liability is paid. In the period the liability is incurred, the change in operating accounts payable on the Consolidated Statements of Cash Flows is reduced by such amount. In the period the liability is paid, the amount is reflected as a cash outflow from investing activities. The applicable net change in operating accounts payable that was classified to investing activities on the Consolidated Statements of Cash Flows was  $100.1 million,  $67.2 million, and  $50.0 million for fiscal 2011, 2010 and 2009 respectively.

Investments in Non-consolidated Companies	12 Months Ended
May 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]

10. INVESTMENTS IN NON-CONSOLIDATED COMPANIES

We have investments in various international and domestic entities and ventures. The equity method of accounting is applied to such investments when the ownership structure prevents us from exercising a controlling influence over operating and financial policies of the businesses. Under this method, our equity in the net earnings or losses of the investments is reflected as equity in net earnings of non-consolidated companies on our Consolidated Statements of Earnings. The effects of material intercompany transactions with these equity method investments are eliminated, including the gross profit on sales to and purchases from our equity-method investments which is deferred until the time of sale to the final third party customer.

On July 7, 2010, we acquired a 35% economic interest in a joint venture, MVM Resources International B.V. (“MVM Resources”) for  $385 million. MVM Resources has a direct interest in 99.88% of Compañia Minera Miski Mayo S.R.L. which owns the Miski Mayo Mine. We also entered into a commercial offtake supply agreement to purchase phosphate rock from the Miski Mayo Mine in a volume proportional to our economic interest in the joint venture.

A summary of our equity-method investments, which were in operation as of May 31, 2011, is as follows:

Entity	Economic Interest
Gulf Sulphur Services LTD., LLLP	0.500
River Bend Ag, LLC	0.500
IFC S.A.	0.450
Yunnan Three Circles Sinochem Cargill Fertilizers Co. Ltd.	0.350
MVM Resources International B.V.	0.350
Canpotex Limited	0.371

The summarized financial information shown below includes all non-consolidated companies carried on the equity method.

	May 31,
(in millions)	2011	2010	2009
Net sales	$4,061.7	$3,617.5	$5,775.6
Net earnings (loss)	0.5	(17.0)	263.7

Mosaic's share of equity in net earnings (loss)	(5.0)	(10.9)	100.1

Total assets	1,690.6	2,290.9	2,612.5
Total liabilities	1,022.5	1,580.0	1,925.6

Mosaic's share of equity in net assets	247.2	259.6	247.0

The difference between our share of equity in net assets as shown in the above table and the investment in non-consolidated companies as shown on the Consolidated Balance Sheets is due to an excess amount paid over the book value of the Miski Mayo Mine. The excess relates to phosphate rock reserves adjusted to fair value in relation to the Miski Mayo Mine. The excess amount is amortized over the estimated life of the phosphate rock reserve and is net of related deferred income taxes.

We had a 20.1% minority stake in Vale Fertilizantes S.A. (formerly Fosfertil S.A. or “Fosfertil”), a phosphate crop nutrient producer in Brazil. On September 29, 2010, we sold this asset and received gross proceeds of  $1.0 billion which resulted in a pre-tax gain of  $685.6 million. The tax impact of this transaction was  $126.1 million and was included in our provision for income taxes as of May 31, 2011. These assets were included in our Consolidated Balance Sheets as of May 31, 2010 as assets and investments held for sale and were part of our Phosphates segment.

We had a 50% interest in Saskferco Products Limited Partnership (the “Partnership”). On October 1, 2008, the Partnership and its partners sold their interests in the Partnership's wholly-owned subsidiary Saskferco Products ULC, a Saskatchewan, Canada-based producer of nitrogen crop nutrients and feed ingredient products, for gross proceeds of  $1.5 billion, of which we received half. The sale resulted in a pre-tax gain of  $673.4 million in fiscal 2009.

Goodwill	12 Months Ended
May 31, 2011
Goodwill [Abstract]
Schedule Of Goodwill [Text Block]

11. GOODWILL

The changes in the carrying amount of goodwill, by reporting unit, for the years ended May 31, 2011 and 2010, are as follows:

(in millions)	Phosphates	Potash	Total

Balance as of May 31, 2009	$537.2	$1,196.9	$1,734.1
Foreign currency translation	-	29.1	29.1

Balance as of May 31, 2010	537.2	1,226.0	1,763.2
Foreign currency translation	-	69.1	69.1
Write off related to sale of business	(2.5)	-	(2.5)

Balance as of May 31, 2011	$534.7	$1,295.1	$1,829.8

As of May 31, 2011,  $189.6 million of goodwill was tax deductible.

Financing Arrangements	12 Months Ended
May 31, 2011
Debt Disclosure [Abstract]
Financing Arrangements

12. FINANCING ARRANGEMENTS

Mosaic Credit Facility

On April 26, 2011, we entered into a new unsecured five-year revolving credit facility of up to  $750 million (the “Mosaic Credit Facility”) which is intended to serve as our primary senior unsecured bank credit facility to meet the combined liquidity needs of all of our business segments. The Mosaic Credit Facility replaced our prior unsecured credit facility entered into on July 29, 2009, consisting of a revolving facility of up to  $500 million (the “Prior Credit Facility”) which was terminated contemporaneously with our entry into the Mosaic Credit Facility. Letters of credit outstanding under the Prior Credit Facility in the amount of approximately  $21.8 million became letters of credit under the Mosaic Credit Facility. The maturity date of the Mosaic Credit Facility is April 26, 2016.

We entered into the Mosaic Credit Facility to avoid any potential conflict with the terms of the Prior Credit Facility in connection with the consummation of the Cargill Transaction, to reduce interest rates and unused commitment fees, and improve other terms compared to the Prior Credit Facility. Mosaic and MOS Holdings are co-borrowers under the facility.

The obligations under the Mosaic Credit Facility are guaranteed by several of the Company's subsidiaries. The guarantor subsidiaries own and operate our domestic distribution activities, domestic phosphate rock mines and concentrated phosphates production facilities and Carlsbad, New Mexico, potash mine, as well as our potash mines at Belle Plaine and Colonsay, Saskatchewan, Canada. The Mosaic Credit Facility has cross-default provisions that, in general, provide that a failure to pay principal or interest under any one item of other indebtedness in excess of  $50 million or  $75 million for multiple items of other indebtedness, or breach or default under such indebtedness that permits the holders thereof to accelerate the maturity thereof, will result in a cross-default.

The Mosaic Credit Facility requires Mosaic to maintain certain financial ratios, including a maximum ratio of Total Debt to EBITDA (as defined) of 3.0 to 1.0 as well as a minimum Interest Coverage Ratio (as defined) of not less than 3.5 to 1.0.

The Mosaic Credit Facility also contains other events of default and covenants that limit various matters. These events of default include limitations on indebtedness, liens, investments and acquisitions (other than capital expenditures), certain mergers, certain asset sales of the borrowers and the guarantors and other matters customary for credit facilities of this nature.

Senior Notes

The indenture relating to the 7-5/8% senior notes due 2016 (the “Senior Notes”) and certain indentures relating to indebtedness of Mosaic Global Holdings Inc. include restrictive covenants limiting liens, sale and leaseback transactions and mergers, consolidations and sales of substantially all assets as well as events of default. The obligations under the Senior Notes are guaranteed by substantially all of Mosaic's domestic operating subsidiaries, Mosaic's subsidiaries that own and operate the Company's potash mines at Belle Plaine and Colonsay, Saskatchewan, Canada, and intermediate holding companies through which Mosaic owns the guarantors. The Senior Notes are redeemable beginning in December 2011 at  $103.81 per  $100.00 principal amount of the notes to be redeemed plus accrued but unpaid interest to the date of redemption.

On January 13, 2011, we redeemed the remaining  $455.4 million aggregate principal amount of our 7-3/8% senior notes due December 2014. A pre-tax charge of approximately  $19 million was recorded in other expense, primarily related to the call premium and the write-off of unamortized fees. These notes were included in long-term debt as of May 31, 2010.

Short-Term Debt

Short-term debt consists of the revolving credit facility under the Mosaic Credit Facility, under which there were no borrowings as of May 31, 2011, and various other short-term borrowings related to our international distribution activities. These short-term borrowings outstanding were  $23.6 million as of May 31, 2011, and bear interest at rates between 1.41% and 6.0% and mature at various dates.

We had no outstanding borrowings under the Mosaic Credit Facility as of May 31, 2011 or under the Prior Credit Facility as of May 31, 2010. We had outstanding letters of credit that utilized a portion of the amount available for revolving loans or swingline loans under the Mosaic Credit Facility or the Prior Credit Facility of  $22.0 million and  $25.1 million as of May 31, 2011 and 2010, respectively. The net available borrowings for revolving loans or swingline loans under the Mosaic Credit Facility or the Prior Credit Facility as of May 31, 2011 and 2010 were approximately  $728.0 million and  $474.9 million, respectively. Unused commitment fees under the Mosaic Credit Facility and the Prior Credit Facility accrue at an annual rate of 0.225% and 0.50%, respectively. Unused commitment fees of  $2.3 million were expensed during each of the twelve months ended May 31, 2011 and 2010, respectively.

We had additional outstanding letters of credit of  $2.0 million as of May 31, 2011.

Long-Term Debt, including Current Maturities

Long-term debt primarily consists of term loans, industrial revenue bonds, secured notes, unsecured notes, and unsecured debentures. Long-term debt as of May 31, 2011 and 2010, respectively, consisted of the following:

	May 31,	May 31,			Combination			Combination
	2011	2011		May 31,	Fair	May 31,	May 31,	Fair	May 31,
	Stated	Effective		2011	Market	2011	2010	Market	2010
	Interest	Interest	Maturity	Stated	Value	Carrying	Stated	Value	Carrying
(in millions)	Rate	Rate	Date	Value	Adjustment	Value	Value	Adjustment	Value
Industrial revenue and recovery zone bonds	1.525% - 7.7%	5.27%	2022-2040	$44.7	$1.0	$45.7	$27.1	$1.1	$28.2
Unsecured notes	7.375% - 7.625%	7.59%	2014-2016	469.4	0.7	470.1	924.8	1.6	926.4
Unsecured debentures	7.3% - 9.45%	7.15%	2011-2028	254.6	4.2	258.8	254.7	4.6	259.3
Capital leases and other	6.2% - 9.93%	7.11%	2012-2014	34.7	-	34.7	46.9	-	46.9
Total long-term debt				803.4	5.9	809.3	1,253.5	7.3	1,260.8
Less current portion				47.4	0.6	48.0	14.4	0.8	15.2
Total long-term debt,
less current maturities				$756.0	$5.3	$761.3	$1,239.1	$6.5	$1,245.6

As more fully discussed above, the Mosaic Credit Facility requires us to maintain certain financial ratios, including a maximum ratio of Total Debt to EBITDA and a minimum Interest Coverage Ratio. We were not aware of any noncompliance with the provisions of the financial covenants in the Mosaic Credit Facility and the Prior Credit Facility as of May 31, 2011 and 2010, respectively.

Scheduled maturities of long-term debt are as follows for the periods ending May 31:

(in millions)
2012	$48.0
2013	1.1
2014	1.1
2015	0.8
2016	1.5
Thereafter	756.8
Total	$809.3

Variable Interest Entities	12 Months Ended
May 31, 2011
Variable Interest Entities [Abstract]
Schedule of variable interest entities

13. VARIABLE INTEREST ENTITIES

Mosaic is the primary beneficiary of and consolidates two variable interest entities (“VIE's”) within our Phosphates segment: PhosChem and South Fort Meade Partnership, L.P. (“SFMP”). We determine whether we are the primary beneficiary of an entity subject to consolidation based on a qualitative assessment of the purpose and design of the VIE, the risks that the VIE were designed to create and pass along to other entities, the activities of the VIE that could be directed and which entity could direct them, and the expected relative impact of those activities on the economic performance of the VIE. We assess our VIE determination with respect to an entity on an ongoing basis. We have not identified any additional VIEs in which we hold a significant interest.

PhosChem is an export association of United States phosphate producers that markets our phosphate products internationally. We, along with the other member, are, subject to certain conditions and exceptions, contractually obligated to reimburse PhosChem for our respective pro rata share of any operating expenses or other liabilities. PhosChem had net sales of  $2.3 billion,  $1.6 billion and  $2.7 billion for the years ended May 31, 2011, 2010 and 2009, respectively, which are included in our consolidated net sales. PhosChem currently funds its operations through ongoing sales receipts.

We determined that, because we are PhosChem's exclusive export agent for the marketing, solicitation of orders and freighting of dry phosphatic materials, we have the power to direct the activities that most significantly impact PhosChem's economic performance. Because Mosaic accounts for the majority of sales volume marketed through PhosChem, we have the obligation to absorb losses or right to receive benefits that could be significant to PhosChem.

SFMP owns the mineable acres at our South Fort Meade phosphate mine. We have a long-term mineral lease with SFMP which, in general, expires on the earlier of: (i) December 31, 2025, or (ii) the date that we have completed mining and reclamation obligations associated with the leased property. In addition to lease payments, we pay SFMP a royalty on each tonne mined and shipped from the areas that we lease. SFMP had no external sales in fiscal 2011, 2010 and 2009. SFMP previously funded its operations in part through a fixed rate Senior Secured Note which was repaid on December 15, 2010. As of May 31, 2010, the note had a balance of  $6.7 million and was included in current maturities of long-term debt in our Consolidated Balance Sheets.

We determined that, because we control the day-to-day mining decisions and are responsible for obtaining mining permits, we have the power to direct the activities that most significantly impact SFMP's economic performance. Because of our guaranteed rental and royalty payments to the partnership, we have the obligation to absorb losses or right to receive benefits that could potentially be significant to SFMP.

No additional financial or other support has been provided to these VIE's beyond what was previously contractually required during any periods presented. The carrying amounts and classification of assets and liabilities included in our Consolidated Balance Sheets for these consolidated entities are as follows:

	May 31,	May 31,
(in millions)	2011	2010
Current assets	$230.0	$161.7
Non current assets	$50.7	$52.0
Total assets	$280.7	$213.7
Current liabilities	$63.0	$35.0
Non current liabilities	-	-
Total iabilities	$63.0	$35.0

Income Taxes	12 Months Ended
May 31, 2011
Income Taxes [Abstract]
Income Taxes

14. INCOME TAXES

The provision for income taxes for the years ended May 31 consisted of the following:

(in millions)	2011	2010	2009
Current:
Federal	$134.9	$85.2	$175.6
State	52.0	15.8	50.8
Non-U.S.	380.1	194.5	570.2
Total Current	567.0	295.5	796.6
Deferred:
Federal	99.2	(6.4)	(138.3)
State	7.0	6.9	7.8
Non-U.S.	79.6	51.3	(16.8)
Total Deferred	185.8	51.8	(147.3)
Provision for income taxes	$752.8	$347.3	$649.3

The components of earnings from consolidated companies before income taxes, and the effects of significant adjustments to tax computed at the federal statutory rate, were as follows:

(in millions)	2011	2010	2009
United States earnings	$1,477.5	$598.1	$1,192.5
Non-U.S. earnings	1,793.8	591.6	1,713.2
Earnings from consolidated companies before income taxes	$3,271.3	$1,189.7	$2,905.7
Computed tax at the federal statutory rate of 35%	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	1.3%	1.3%	1.4%
Percentage depletion in excess of basis	(4.5%)	(10.5%)	(6.6%)
Non-U.S. income and withholding taxes	(7.5%)	(1.1%)	(10.5%)
Change in valuation allowance	0.5%	4.5%	3.6%
Other items (none in excess of 5% of computed tax)	(1.8%)	0.0%	(0.6%)
Effective tax rate	23.0%	29.2%	22.3%

The fiscal 2011 effective tax rate reflects a  $126.1 million expense related to the sale of our investment in Fosfertil, and our Cubatao, Brazil, facility to Vale S.A. and its subsidiaries (“Vale”).

The fiscal 2010 effective tax rate reflects a  $53.0 million expense related to a valuation allowance on certain non-U.S. deferred tax assets, which included  $23.1 million relating to the agreement with Vale for the anticipated sale of our investment in Fosfertil, and our Cubatão, Brazil facility.

The fiscal 2009 effective tax rate reflects a benefit of  $282.7 million related to foreign tax credits associated with a special dividend that was distributed from our non-U.S. subsidiaries to our U.S. subsidiaries. In addition, the effective tax rate reflects the impact of  $106.0 million related to a valuation allowance on certain non-U.S. deferred tax assets.

We have no intention of remitting certain undistributed earnings of non-U.S. subsidiaries aggregating  $1.4 billion as of May 31, 2011, and accordingly, no deferred tax liability has been established relative to these earnings. The calculation of the unrecognized deferred tax liability related to these earnings is complex and is not practicable.

Significant components of our deferred tax liabilities and assets as of May 31 were as follows:

(in millions)	2011	2010
Deferred tax liabilities:
Depreciation and amortization	$566.0	$456.8
Depletion	483.9	464.5
Partnership tax bases differences	94.3	107.1
Undistributed earnings of non-U.S. subsidiaries	215.8	215.8
Other liabilities	120.6	79.6
Total deferred tax liabilities	$1,480.6	$1,323.8
Deferred tax assets:
Alternative minimum tax credit carryforwards	$110.8	$219.2
Capital loss carryforwards	11.8	7.7
Foreign tax credit carryforwards	527.9	477.0
Net operating loss carryforwards	195.9	156.9
Postretirement and post-employment benefits	46.2	80.6
Reclamation and decommissioning accruals	212.0	193.7
Other assets	217.2	232.3
Subtotal	1,321.8	1,367.4
Valuation allowance	209.2	157.1
Net deferred tax assets	1,112.6	1,210.3
Net deferred tax liabilities	$(368.0)	$(113.5)

We have certain Canadian entities that are taxed in both Canada and the U.S. As a result, we have deferred tax balances for both jurisdictions. As of May 31, 2011 and 2010, these deferred taxes are offset by approximately  $336.6 million and  $253.9 million, respectively, of anticipated foreign tax credits included within our depreciation and depletion components of deferred tax liabilities.

In fiscal 2009, we recognized deferred tax liabilities of  $213.3 million primarily associated with our decision not to indefinitely reinvest undistributed foreign earnings outside the U.S. related to the sale of our investment in Saskferco.

As of May 31, 2011, we had estimated carryforwards for tax purposes as follows: alternative minimum tax credits of  $110.8 million, net operating losses of  $704.0 million, capital losses of  $31.8 million, and foreign tax credits of  $527.9 million. These carryforward benefits may be subject to limitations imposed by the Internal Revenue Code and in certain cases provisions of foreign law. The alternative minimum tax credit carryforwards can be carried forward indefinitely. The majority of our net operating loss carryforwards relate to Brazil and can be carried forward indefinitely but are limited to 30 percent of taxable income each year. The foreign tax credits have expiration dates ranging from fiscal 2016 through fiscal 2019. To fully utilize our foreign tax credit carryforwards we will need taxable income of approximately  $3 billion in the U.S. between fiscal 2012 and fiscal 2019.

Valuation Allowance

For the fiscal years ended 2011, 2010 and 2009, the valuation allowance increased  $52.1 million,  $41.5 million and  $109.0, respectively. In assessing the need for a valuation allowance, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of certain types of future taxable income during the periods in which those temporary differences become deductible. In making this assessment, we consider the scheduled reversal of deferred tax liabilities, our ability to carry back the deferred tax asset, projected future taxable income, and tax planning strategies.

Uncertain Tax Positions

As of May 31, 2011, we had  $263.5 million of gross uncertain tax positions. If recognized, approximately  $98.8 million of that amount would affect our effective tax rate in future periods. It is expected that the amount of uncertain tax positions will change in the next twelve months; however the change cannot reasonably be estimated.

	May 31,
(in millions)	2011	2010
Gross unrecognized tax benefits, beginning of year	$228.8	$200.1
Gross increases:
Prior year tax positions	30.2	9.8
Current year tax positions	41.8	21.3
Gross decreases:
Prior year tax positions	(48.2)	(1.4)
Settlements	-	(4.3)
Currency translation	10.9	3.3
Gross unrecognized tax benefits, end of year	$263.5	$228.8

We recognize interest and penalties related to unrecognized tax benefits as a component of our income tax expense. Interest and penalties accrued in our Consolidated Balance Sheets at May 31, 2011 and May 31, 2010 are  $50.9 million and  $40.5 million, respectively, and are included in other noncurrent liabilities in the Consolidated Balance Sheets.

We operate in multiple tax jurisdictions, both within the United States and outside the United States, and face audits from various tax authorities regarding transfer pricing, deductibility of certain expenses, and intercompany transactions, as well as other matters. With few exceptions, we are no longer subject to examination for tax years prior to 2001.

We are currently under audit by the U.S. Internal Revenue Service for fiscal years 2009 and 2010, and the Canadian Revenue Agency for fiscal years 2001 through 2008. Based on the information available, we do not anticipate significant changes to our unrecognized tax benefits as a result of these examinations.

During the third quarter of fiscal year 2011, the Internal Revenue Service concluded its audit for fiscal years 2007 to 2008. This audit did not result in significant changes in our unrecognized tax benefits.

Accounting for Asset Retirement Obligations	12 Months Ended
May 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]

15. ACCOUNTING FOR ASSET RETIREMENT OBLIGATIONS

We recognize AROs in the period in which we have an existing legal obligation associated with the retirement of a tangible long-lived asset, and the amount of the liability can be reasonably estimated. The ARO is recognized at fair value when the liability is incurred with a corresponding increase in the carrying amount of the related long lived asset. We depreciate the tangible asset over its estimated useful life. Our legal obligations related to asset retirement require us to: (i) reclaim lands disturbed by mining as a condition to receive permits to mine phosphate ore reserves; (ii) treat low pH process water in phosphogypsum management systems to neutralize acidity; (iii) close and monitor phosphogypsum management systems at our Florida and Louisiana facilities at the end of their useful lives; (iv) remediate certain other conditional obligations; and (v) remove all surface structures and equipment, plug and abandon mine shafts, contour and revegetate, as necessary, and monitor for five years after closing our Carlsbad, New Mexico facility. The estimated liability for these legal obligations is based on the estimated cost to satisfy the above obligations which is discounted using a credit-adjusted risk-free rate.

A reconciliation of our AROs is as follows:

	May 31,
(in millions)	2011	2010
Asset retirement obligations, beginning of year	$525.9	$530.7
Liabilities incurred	35.0	27.1
Liabilities settled	(73.1)	(67.6)
Accretion expense	31.6	29.6
Revisions in estimated cash flows	53.7	6.1
Asset retirement obligations, end of year	573.1	525.9
Less current portion	90.6	83.1
	$482.5	$442.8

We also have unrecorded AROs that are conditional upon a certain event. These AROs generally include the removal and disposition of non-friable asbestos. The most recent estimate of the aggregate cost of these AROs, expressed in 2011 dollars, is approximately  $26.0 million. We have not recorded a liability for these conditional AROs as of May 31, 2011 because we do not currently believe there is a reasonable basis for estimating a date or range of dates for demolition of these facilities. In reaching this conclusion, we considered the historical performance of each facility and have taken into account factors such as planned maintenance, asset replacements and upgrades which, if conducted as in the past, can extend the physical lives of our facilities indefinitely. We also considered the possibility of changes in technology, risk of obsolescence, and availability of raw materials in arriving at our conclusion.

Accounting for Derivative Instruments and Hedging Activities	12 Months Ended
May 31, 2011
Accounting For Derivative Instruments And Hedging Activities [Abstract]
Accounting for Derivative Instruments and Hedging Activities

16. ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

We are exposed to the impact of fluctuations in the relative value of currencies, the impact of fluctuations in the purchase prices of natural gas and ammonia consumed in operations, changes in freight costs as well as changes in the market value of our financial instruments. We periodically enter into derivatives in order to mitigate our foreign currency risks and the effects of changing commodity and freight prices, but not for speculative purposes.

Foreign Currency Derivatives1 For additional disclosures about fair value measurement of derivative instruments, see Note 17, Fair Value Measurements. —We periodically enter into derivatives contracts in order to reduce our foreign currency exchange rate risk. We use forward contracts, zero-cost collars and futures, which typically expire within one year, to reduce the impact of foreign currency exchange risk in the Consolidated Statements of Earnings and Consolidated Statements of Cash Flows. One of the primary currency exposures relates to several of our Canadian entities, whose sales are denominated in U.S. dollars, but whose costs are paid principally in Canadian dollars, which is their functional currency. Our Canadian businesses generally hedge a portion of the currency risk exposure on anticipated cash inflows and outflows. Depending on the underlying exposure, such derivates can create additional earnings volatility because we do not use hedge accounting. We hedge certain of these risks through forward contracts and zero-cost collars. Our international distribution and production operations monitor their foreign currency risk by assessing their balance sheet and forecasted exposures. Our Brazilian operations enter into foreign currency futures traded on the Futures and Commodities Exchange—Brazil Mercantile & Futures Exchange—and also enter into forward contracts to hedge foreign currency risk. Effective June 1, 2010, they began hedging a portion of their currency risk exposure on anticipated cash inflows and outflows similar to the process in Canada. Our other foreign locations also use forward contracts to reduce foreign currency risk.

Commodity Derivatives1—We enter into derivative contracts to reduce the risk of price fluctuation in the purchases of certain of our product inputs. Our commodity derivatives contracts primarily relate to purchases of natural gas. We use forward purchase contracts, swaps, and three-way collars to reduce these risks. The use of these financial instruments reduces the exposure of these risks with the intent to reduce our risk and variability.

Freight Derivatives1—We enter into derivative contracts to reduce the risk of price fluctuation in the purchases of our freight. We use forward freight agreements to reduce the risk and variability of related price changes in freight. The use of these financial instruments reduces the exposure of these risks with the intent to reduce our risk and variability.

 As of May 31, 2011, the following is the total absolute notional volume associated with our outstanding derivative instruments:

(in millions of Units)			May 31,
Instrument	Derivative Category	Unit of Measure	2011
Foreign currency derivatives	Foreign Currency	US Dollars	1,118.9
Natural gas derivatives	Commodity	MMbtu	22.5
Ocean freight contracts	Freight	Tonnes	3.1

We do not apply hedge accounting treatments to our foreign currency exchange contracts, commodities contracts, and freight contracts. Unrealized gains and losses on foreign currency exchange contracts used to hedge cash flows related to the production of our product are included in cost of goods sold in the Consolidated Statements of Earnings. Unrealized gains and losses on commodities contracts and certain forward freight agreements are also recorded in cost of goods sold in the Consolidated Statements of Earnings. Unrealized gain or (loss) on foreign currency exchange contracts used to hedge cash flows that are not related to the production of our products are included in the foreign currency transaction loss line in the Consolidated Statements of Earnings. Below is a table that shows the unrealized gains and (losses) on derivative instruments related to foreign currency exchange contracts, commodities contracts, and freight:

		Gain (loss)
(in millions)		Years ended May 31,
Derivative Instrument	Location	2011	2010
Foreign currency derivatives	Cost of goods sold	$6.8	$(6.9)
Foreign currency derivatives	Foreign currency transaction gain	7.9	30.6
Commodity derivatives	Cost of goods sold	8.3	79.6
Freight derivatives	Cost of goods sold	(2.0)	-

2 For additional disclosures about fair value measurement of derivative instruments, see Note 17, Fair Value Measurements.

The gross fair market value of all derivative instruments and their location in our Consolidated Balance Sheet are shown by those in an asset or liability position and are further categorized by foreign currency, commodity, and freight derivatives.

(in millions)	Asset Derivatives(a)		Liability Derivatives(a)
		May 31,		May 31,
Derivative Instrument	Location	2011	Location	2011
Foreign Currency Derivatives	Other current assets	$19.1	Accrued liabilities	$(4.3)
Commodity Derivatives	Other current assets	0.9	Accrued liabilities	(5.1)
Commodity Derivatives	Other assets	0.6	Other noncurrent liabilities	(1.5)
Freight Derivatives	Other current assets	3.5	Accrued liabilities	(0.9)
Total		$24.1		$(11.8)

(in millions)	Asset Derivatives(a)		Liability Derivatives(a)
		May 31,		May 31,
Derivative Instrument	Location	2010	Location	2010
Foreign Currency Derivatives	Other current assets	$3.1	Accrued liabilities	$(3.8)
Commodity Derivatives	Other current assets	0.6	Accrued liabilities	(11.9)
Commodity Derivatives	Other assets	0.2	Other noncurrent liabilities	(1.4)
Freight Derivatives	Other current assets	9.0	Accrued liabilities	(4.4)
Total		$12.9		$(21.5)

  In accordance with U.S. GAAP the above amounts are disclosed at gross fair value and the amounts recorded on the Consolidated Balance Sheet are presented on a net basis when permitted.

Credit-Risk-Related Contingent Features

Certain of our derivative instruments contain provisions that require us to post collateral. These provisions also state that if our debt were to be rated below investment grade, certain counterparties to the derivative instruments could request full collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a liability position on May 31, 2011, was  $9.4 million. We have not posted cash collateral in the normal course of business associated with these contracts. If the credit-risk-related contingent features underlying these agreements were triggered on May 31, 2011, we would be required to post an additional  $6.5 million of collateral assets, which are either cash or U.S. Treasury instruments, to the counterparties.

Counterparty Credit Risk

We enter into foreign exchange and certain commodity derivatives, primarily with a diversified group of highly rated counterparties. We continually monitor our positions and the credit ratings of the counterparties involved and limit the amount of credit exposure to any one party. While we may be exposed to potential losses due to the credit risk of non-performance by these counterparties, losses are not anticipated. We closely monitor the credit risk associated with our counterparties and customers and to date have not experienced material losses.

Fair Value Measurements	12 Months Ended
May 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

17. FAIR VALUE MEASUREMENTS

We determine the fair market values of our derivative contracts and certain other assets based on the fair value hierarchy described below, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. There are three levels within its hierarchy that may be used to measure fair value.

Level 1: Values based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Values based on quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, or model-based valuation techniques for which all significant assumptions are observable in the market.

Level 3: Values generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect our own estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.

Assets and Liabilities Measured at Fair Value

The following table presents assets and liabilities included in our Consolidated Balance Sheets that are recognized at fair value on a recurring basis, and indicates the fair value hierarchy utilized to determine such fair value. The assets and liabilities are classified in their entirety based on the lowest level of input that is a significant component of the fair value measurement. The lowest level of input is considered Level 3. Mosaic's assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the classification of fair value assets and liabilities within the fair value hierarchy levels.

(in millions)	May 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Foreign currency derivatives	$19.1	$0.3	$18.8	$-
Commodity derivatives	1.5	-	1.5	-
Freight derivatives	3.5	-	-	3.5
Total assets at fair value	$24.1	$0.3	$20.3	$3.5
Liabilities
Foreign currency derivatives	$4.3	$1.4	$2.9	$-
Commodity derivatives	6.6	-	6.6	-
Freight derivatives	0.9	-	-	0.9
Total liabilities at fair value	$11.8	$1.4	$9.5	$0.9

Following is a summary of the valuation techniques for assets and liabilities recorded in our Consolidated Balance Sheets at fair value on a recurring basis:

Foreign Currency Derivatives—The foreign currency derivative instruments that we currently use are forward contracts, zero-cost collars, and futures, which typically expire within one year. Valuations are based on exchange-quoted prices, which are classified as Level 1. Some of the valuations are adjusted by a forward yield curve or interest rates. In such cases, these derivative contracts are classified within Level 2. Changes in the fair market values of these contracts are recognized in the Consolidated Financial Statements as a component of cost of goods sold or foreign currency transaction (gain) loss.

Commodity Derivatives—The commodity contracts primarily relate to natural gas. The commodity derivative instruments that we currently use are forward purchase contracts, swaps, and three-way collars. The natural gas contracts settle using NYMEX futures or AECO price indexes, which represent fair value at any given time. The contracts' maturities are for future months and settlements are scheduled to coincide with anticipated gas purchases during those future periods. Quoted market prices from NYMEX and AECO are used to determine the fair value of these instruments. These market prices are adjusted by a forward yield curve and are classified within Level 2. Changes in the fair market values of these contracts are recognized in the Consolidated Financial Statements as a component of cost of goods sold.

Freight Derivatives—The freight derivatives that we currently use are forward freight agreements. We estimate fair market values based on exchange-quoted prices, adjusted for differences in local markets. These differences are generally valued using inputs from broker quotations. Therefore, these contracts are classified in Level 2. Certain ocean freight derivatives are traded in less active markets with less availability of pricing information and require internally-developed inputs that might not be observable in or corroborated by the market. These contracts are classified within Level 3. Changes in the fair market values of these contracts are recognized in the Consolidated Financial Statements as a component of cost of goods sold.

Financial Instruments

The carrying amounts and estimated fair values of our financial instruments are as follows:

	May 31,
	2011		2010
	Carrying	Fair	Carrying	Fair
(in millions)	Amount	Value	Amount	Value
Cash and cash equivalents	$3,906.4	$3,906.4	$2,523.0	$2,523.0
Accounts receivable	926.0	926.0	614.8	614.8
Accounts payable trade	941.1	941.1	566.7	566.7
Short-term debt	23.6	23.6	83.1	83.1
Long-term debt, including current portion	809.3	881.5	1,260.8	1,352.7

For cash and cash equivalents, accounts receivable, accounts payable and short-term debt, the carrying amount approximates fair value because of the short-term maturity of those instruments. The fair value of long-term debt is estimated using a present value method based on current interest rates for similar instruments with equivalent credit quality.

Guarantees and Indemnities	12 Months Ended
May 31, 2011
Guarantees And Indemnities Abstract
Guarantees and Indemnities [Text Block]

18. GUARANTEES AND INDEMNITIES

We enter into various contracts that include indemnification and guarantee provisions as a routine part of our business activities. Examples of these contracts include asset purchase and sale agreements, surety bonds, financial assurances to regulatory agencies in connection with reclamation and closure obligations, commodity sale and purchase agreements, and other types of contractual agreements with vendors and other third parties. These agreements indemnify counterparties for matters such as reclamation and closure obligations, tax liabilities, environmental liabilities, litigation and other matters, as well as breaches by Mosaic of representations, warranties and covenants set forth in these agreements. In many cases, we are essentially guaranteeing our own performance, in which case the guarantees do not fall within the scope of the accounting and disclosures requirements under U.S. GAAP.

Our material guarantees and indemnities are as follows:

Guarantees to Brazilian Financial Parties. From time to time, we issue guarantees to financial parties in Brazil for certain amounts owed the institutions by certain customers of Mosaic. The guarantees are for all or part of the customers' obligations. In the event that the customers default on their payments to the institutions and we would be required to perform under the guarantees, we have in most instances obtained collateral from the customers. We monitor the nonperformance risk of the counterparties and have noted no material concerns regarding their ability to perform on their obligations. The guarantees generally have a one-year term, but may extend up to two years or longer depending on the crop cycle, and we expect to renew many of these guarantees on a rolling twelve-month basis. As of May 31, 2011, we have estimated the maximum potential future payment under the guarantees to be  $55.9 million. The fair value of our guarantees is immaterial to the Consolidated Financial Statements as of May 31, 2011 and May 31, 2010.

Other Indemnities. Our maximum potential exposure under other indemnification arrangements can range from a specified dollar amount to an unlimited amount, depending on the nature of the transaction. Total maximum potential exposure under these indemnification arrangements is not estimable due to uncertainty as to whether claims will be made or how they will be resolved. We do not believe that we will be required to make any material payments under these indemnity provisions.

Because many of the guarantees and indemnities we issue to third parties do not limit the amount or duration of our obligations to perform under them, there exists a risk that we may have obligations in excess of the amounts described above. For those guarantees and indemnities that do not limit our liability exposure, we may not be able to estimate what our liability would be until a claim is made for payment or performance due to the contingent nature of these arrangements.

Pension Plans and Other Benefits	12 Months Ended
May 31, 2011
Compensation And Retirement Disclosure [Abstract]
Pension And Other Postretirement Benefits Disclosure [Text Block]

19. PENSION PLANS AND OTHER BENEFITS

We sponsor pension and postretirement benefits through a variety of plans including defined benefit plans, defined contribution plans, and postretirement benefit plans. In addition, we are a participating employer in a Cargill defined benefit pension plan. We reserve the right to amend, modify, or terminate the Mosaic sponsored plans at any time, subject to provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”), prior agreements and our collective bargaining agreements.

In accordance with the merger and contribution agreement related to the Combination, pension and other postretirement benefit liabilities for certain of the former CCN employees were not transferred to us. Prior to the Combination, Cargill was the sponsor of the benefit plans for CCN employees and therefore, no assets or liabilities were transferred to us. These former CCN employees remain eligible for pension and postretirement benefits under Cargill's plans. Cargill incurs the associated costs and then charges them to us. The amount that Cargill may charge to us for such pension costs may not exceed  $2.0 million per year or  $19.2 million in the aggregate. As of May 31, 2011, the aggregate amount remaining under this agreement that may be charged to us is  $8.9 million. This cap does not apply to the costs associated with certain active union participants who continue to earn service under Cargill's pension plan. This agreement remains in place subsequent to the Cargill Transaction described in Note 2 to our Consolidated Financial Statements.

Costs charged to us for the former CCN employees' pension expense were  $2.9 million for fiscal 2011 and  $1.1 million for each of fiscal 2010 and 2009, respectively.

Defined Benefit Plans

We sponsor two defined benefit pension plans in the U.S. and four plans in Canada. We assumed these plans from IMC on the date of the Combination. Benefits are based on different combinations of years of service and compensation levels, depending on the plan. The U.S. salaried and non-union hourly plan provides benefits to employees who were IMC employees prior to January 1998. In addition, the plan, as amended, accrues no further benefits for plan participants, effective March 2003. The U.S. union pension plan provides benefits to union employees. Certain U.S. union employees were given the option and elected to participate in a defined contribution retirement plan in January 2004, in which case their benefits were frozen under the U.S. union pension plan. Other represented employees with certain unions hired on or after June 2003 are not eligible to participate in the U.S. union pension plan. The Canadian pension plans consist of two plans for salaried and non-union hourly employees, which are closed to new members, and two plans for union employees.

Generally, contributions to the U.S. plans are made to meet minimum funding requirements of ERISA, while contributions to Canadian plans are made in accordance with Pension Benefits Acts instituted by the provinces of Saskatchewan and Ontario. Certain employees in the U.S. and Canada, whose pension benefits exceed Internal Revenue Code and Canada Revenue Agency limitations, respectively, are covered by supplementary non-qualified, unfunded pension plans.

Postretirement Medical Benefit Plans

We provide certain health care benefit plans for certain retired employees (“Retiree Health Plans”). The Retiree Health Plans may be either contributory or non-contributory and contain certain other cost-sharing features such as deductibles and coinsurance. The Retiree Health Plans are unfunded.

The U.S. retiree medical program for certain salaried and non-union retirees age 65 and over was terminated effective January 1, 2004. The retiree medical program for salaried and non-union hourly retirees under age 65 will end at age 65. The retiree medical program for certain active salaried and non-union hourly employees was terminated effective April 1, 2003. Coverage changes and termination of certain post-65 retiree medical benefits also were effective April 1, 2003. We also provide retiree medical benefits to union hourly employees. Pursuant to a collective bargaining agreement, certain represented employees hired after June 2003 are not eligible to participate in the retiree medical program. Retiree medical benefits were eliminated for certain active union employees.

Canadian postretirement medical plans are available to retired salaried employees. Under our Canadian postretirement medical plans, all Canadian active salaried employees are eligible for coverage upon retirement. There are no retiree medical benefits available for Canadian union hourly employees.

Our U.S. retiree medical program provides a benefit to our U.S. retirees that is at least actuarially equivalent to the benefit provided by the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (Medicare Part D). Because our plan is more generous than Medicare Part D, it is considered at least actuarially equivalent to Medicare Part D and the U.S. government provides a subsidy to the Company.

In March 2010, the Patient Protection and Affordable Care Act and a reconciliation measure, the Health Care and Education Reconciliation Act of 2010, (“Act”) were signed into law. The Act contained a provision that eliminated certain annual and lifetime limits on the dollar value of benefits. On June 17, 2010, the Department of the Treasury, the Department of Labor, and the Department of Health and Human Services published guidance in the Federal Register stating, in effect, that the lifetime and annual benefit limits under the Act do not apply to plans that cover only retirees. As of May 31, 2010, we had a plan that contained both active employees and retirees. Therefore, we included the impacts of the Act in our calculation of the accumulated post-retirement benefit obligation (“APBO”). The Act increased our APBO by approximately  $40 million with an offset to accumulated other comprehensive income and increased our fiscal 2010 expense by approximately  $1.2 million. On June 30, 2010, we approved and communicated the separation of our plans. Therefore, in fiscal 2011 we remeasured our APBO including the provisions of the plan amendment thereby reducing our APBO by approximately  $42 million with the offset to accumulated other comprehensive income.

Accounting for Pension and Postretirement Plans

We adopted the new defined benefit pension and postretirement measurement date guidance as of June 1, 2008. Prior to fiscal 2009, we used a measurement date as of February 28. The adoption required us to record a  $0.5 million reduction to retained earnings, a  $36.3 million reduction of other non-current liabilities, a  $12.5 million reduction to deferred tax assets and a  $24.3 million increase to opening accumulated other comprehensive income.

The year-end status of the North American plans was as follows:

	Pension Plans		Postretirement Benefit Plans
(in millions)	2011	2010	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$635.5	$524.7	$99.7	$80.0
Service cost	5.0	3.7	0.4	0.7
Interest cost	36.2	37.3	3.1	5.5
Plan amendments	5.8	3.0	-	(19.6)
Actuarial gain (loss)	28.4	89.7	(38.7)	38.2
Currency fluctuations	18.4	6.1	1.1	0.3
Employee contribution	-	-	0.1	0.2
Benefits paid	(35.0)	(29.0)	(5.6)	(5.6)
Benefit obligation at end of year	$694.3	$635.5	$60.1	$99.7
Change in plan assets:
Fair value at beginning of year	$522.4	$468.5	$-	$-
Currency fluctuations	14.6	5.8	-	-
Actual return	85.6	71.6	-	-
Company contribution	42.4	5.5	5.5	5.4
Employee contribution	-	-	0.1	0.2
Benefits paid	(35.0)	(29.0)	(5.6)	(5.6)
Fair value at end of year	$630.0	$522.4	$-	$-

Funded status of the plans as of May 31	$(64.3)	$(113.1)	$(60.1)	$(99.7)

Amounts recognized in the consolidated balance sheets:
Current liabilities	$(0.7)	$(0.7)	$(7.0)	$(8.0)
Noncurrent liabilities	(63.6)	(112.4)	(53.1)	(91.7)
Amounts recognized in accumulated other
comprehensive (income) loss
Prior service costs (credits)	$15.2	$9.6	$(6.6)	$(8.9)
Actuarial (gain)/loss	99.5	121.4	(14.5)	23.5

The accumulated benefit obligation for the defined benefit pension plans was  $686.2 million and  $629.0 million as of May 31, 2011 and 2010, respectively.

 The components of net annual periodic benefit costs and other amounts recognized in other comprehensive income include the following components:

(in millions)	Pension Plans			Postretirement Benefit Plans
Net Periodic Benefit Cost	2011	2010	2009	2011	2010	2009
Service cost	$5.0	$3.7	$3.9	$0.4	$0.7	$0.6
Interest cost	36.2	37.3	34.8	3.1	5.5	6.1
Less expected return on plan assets	(38.0)	(41.2)	(39.5)	-	-	-
Less amortization of:
Prior service (cost)/credit	(0.9)	(1.5)	-	2.3	17.3	-
Actuarial (gain)/loss	7.4	0.1	(3.7)	(0.7)	(0.8)	(0.5)
Net periodic (income) cost	11.5	1.4	(4.5)	0.5	(11.9)	6.2
Settlement gain	-	-	-	-	-	(2.0)
Net periodic benefit (income) cost	$11.5	$1.4	$(4.5)	$0.5	$(11.9)	$4.2

Other Changes in Plan Assets and Benefit
Obligations Recognized in Other
Comprehensive Income
Prior service cost (credit) recognized
in other comprehensive income	$4.9	$1.6	$-	$2.3	$(2.3)	$-
Net actuarial loss (gain) recognized
in other comprehensive income	(26.7)	59.1	101.1	(38.0)	39.0	(12.4)
Total recognized in other
comprehensive income	$(21.8)	$60.7	$101.1	$(35.7)	$36.7	$(12.4)
Total recognized in net periodic benefit (income)
cost and other comprehensive income	$(10.3)	$62.1	$96.6	$(35.2)	$24.8	$(8.2)

The estimated net actuarial gain (loss) and prior service cost for the pension plans and postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in fiscal 2012 is  $14.9 million and  $(3.5) million, respectively.

The following estimated benefit payments, which reflect estimated future service are expected to be paid by the related plans in the fiscal years ending May 31:

	Pension Plans	Other Postretirement	Medicare Part D
(in millions)	Benefit Payments	Plans Benefit Payments	Adjustments
2012	$37.0	$7.1	$0.6
2013	37.0	6.8	0.6
2014	38.0	6.6	0.6
2015	40.2	6.3	0.6
2016	42.5	5.8	0.6
2017-2021	235.1	21.2	2.0

In fiscal 2012, we need to contribute cash of at least  $26.9 million to the pension plans to meet minimum funding requirements. Also in fiscal 2012, we anticipate contributing cash of  $7.1 million to the postretirement medical benefit plans to fund anticipated benefit payments.

Plan Assets and Investment Strategies

The Company's overall investment strategy is to obtain sufficient return and provide adequate liquidity to meet the benefit obligations of our pension plans. Investments are made in public securities to ensure adequate liquidity to support benefit payments. Domestic and international stocks and bonds provide diversification to the portfolio. Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:

	2011	Plan Assets as of May 31,	2010	Plan Assets as of May 31,
US Pension Plan Assets	Target	2011	Target	2010

Asset Category
U.S. equity securities	12%	12%	10%	9%
Non-U.S. equity securities	7%	7%	5%	5%
Real estate	3%	4%	5%	4%
Fixed income	75%	75%	75%	79%
Private equity	3%	2%	5%	3%
Total	100%	100%	100%	100%

	2011	Plan Assets as of May 31,	2010	Plan Assets as of May 31,
Canadian Pension Plan Assets	Target	2011	Target	2010

Asset Category
Canadian equity securities	22%	23%	22%	25%
U.S. equity securities	24%	24%	24%	26%
Non-U.S. equity securities	15%	15%	15%	15%
Fixed income	30%	28%	30%	29%
Private equity	9%	3%	9%	5%
Other	0%	7%	0%	0%
Total	100%	100%	100%	100%

For the U.S. plans, we utilize an asset allocation policy that seeks to maintain a fully-funded plan status under the Pension Protection Act (PPA) of 2006. As such, the primary investment objective beyond accumulating sufficient assets to meet future benefit obligation is to monitor and manage the liabilities of the plan to better insulate the portfolio from changes in interest rates that are impacting the liabilities. This requires an interest rate management strategy to reduce the sensitivity in the plan's funded status and having a portion of the Plan's assets invested in return-seeking strategies. Currently, our policy includes a 75% allocation to fixed income and 25% to return-seeking strategies. The U.S. pension plans' benchmark of the return-seeking strategies is currently comprised of the following indices and their respective weightings: 40% Russell 1000, 8% Russell 2000, 24% MSCI EAFE Net, 4% MSCI EM Net, 12% NFI-ODCE-EQ and 12% Private Equity. The benchmark for the fixed income strategies are comprised of 46% Barclays Long Gov/Credit, 2% Barclays US Strips, and 52% Barclays US Long Credit.

For the Canadian pension plan the investment objectives for the pension plans' assets are as follows: (i) achieve a nominal annualized rate of return equal to or greater than the actuarially assumed investment return over ten to twenty-year periods; (ii) achieve an annualized rate of return of the Consumer Price Index plus 5% over ten to twenty-year periods; (iii) realize annual, three and five-year annualized rates of return consistent with or in excess of specific respective market benchmarks at the individual asset class level; and (iv) achieve an overall return on the pension plans' assets consistent with or in excess of the total fund benchmark, which is a hybrid benchmark customized to reflect the trusts' asset allocation and performance objectives. The Canadian pension plans' benchmark is currently comprised of the following indices and their respective weightings: 17% S&P/TSX 300, 5% equally weighted blend of Nesbitt Burns and S&P/TSX Small Cap indices, 24% S&P 500, 9% equally weighted blend of Cambridge Venture and Private Equity indices, 8% MSCI World ex-US, 7% MSCI EMF and 30% Scotia Capital Bond Index.

During fiscal 2010 the Company completed an asset/liability study for the Canadian pension plans in an effort to select an appropriate asset allocation that will assess the potential impacts on funding. These studies resulted in the Company selecting an asset allocation policy that seeks to maintain an appropriate allocation to return seeking assets and an interest rate management strategy. This new policy will be implemented in fiscal 2012 and was reflected in our assumed long term rate of return for our Canadian plans.

A significant amount of the assets are invested in funds that are managed by a group of professional investment managers. These funds are mainly commingled funds. Performance is reviewed by management monthly by comparing the funds' return to benchmark with an in depth quarterly review presented to the Pension Investment Committee. We do not have any significant concentrations of credit risk or industry sectors within the plan assets. Assets may be indirectly invested in Mosaic stock, but any risk related to this investment would be immaterial due to the insignificant percentage of the total pension assets that would be invested in Mosaic stock.

Fair Value Measurements of Plan Assets

The following tables provide fair value measurement, by asset class of the Company's defined benefit plan assets for both the U.S. and Canadian plans (see Note 17 for a description of the fair value hierarchy methodology):

(in millions)	May 31, 2011
U.S. Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Equity securities:
U.S.	$44.4	$-	$44.4	$-
International	25.9	-	25.9	-
Real estate	13.7	-	-	13.7
Fixed income(a)	286.1	-	286.1	-
Private equity funds(b)	9.1	-	-	9.1
Total assets at fair value	$379.2	$-	$356.4	$22.8

(in millions)	May 31, 2010
U.S. Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Equity securities:
U.S.	$32.1	$-	$32.1	$-
International	17.4	-	17.4	-
Real estate	11.5	-	-	11.5
Fixed income(a)	262.6	-	262.6	-
Private equity funds(b)	8.3	-	-	8.3
Total assets at fair value	$331.9	$-	$312.1	$19.8

(a)       This class includes several funds that invest in approximately 27% of U.S. federal government debt securities, 10% of other governmental securities, 4% of foreign entity debt securities and 59% of corporate debt securities.

(b)       This class includes several private equity funds that invest in U.S. and European corporations and financial institutions

(in millions)	May 31, 2011
Canadian Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Cash	$18.6	$18.6	$-	$-
Equity securities:
Canadian	58.3	-	58.3	-
U.S.	60.7	-	60.7	-
Non-U.S. international	38.6	-	38.6	-
Fixed income(a)	67.4	-	67.4	-
Private equity funds(b)	7.2	-	-	7.2
Total assets at fair value	$250.8	$18.6	$225.0	$7.2

(in millions)	May 31, 2010
Canadian Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Cash	$2.2	$2.2	$-	$-
Equity securities:
Canadian	48.3	-	48.3	-
U.S.	49.0	-	49.0	-
Non-U.S. international	28.9	-	28.9	-
Fixed income(a)	54.7	-	54.7	-
Private equity funds(b)	7.4	-	-	7.4
Total assets at fair value	$190.5	$2.2	$180.9	$7.4

(a)       This class consists of a fund that invests in approximately 32% of Canadian federal government debt securities, 24% of Canadian provincial government securities, 32% of Canadian corporate debt securities and 12% of foreign entity debt securities.

(b)       This class includes several private equity funds that invest in U.S. and international corporations.

Equity securities and fixed income investments for both the U.S and Canadian plans are held in common/collective funds valued at the net asset value (NAV) as determined by the fund managers, and generally have daily liquidity. NAV is based on the fair value of the underlying assets owned by the funds, less liabilities, and divided by the number of units outstanding. Private equity funds are valued at NAV as determined by the fund manager and have liquidity restrictions based on the nature of the underlying investments.

The following table provides a reconciliation of our plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended May 31, 2011:

(in millions)	U.S Pension Assets	Canadian Pension Assets
Balance as of June 1, 2009	$22.2	$7.7
Net realized and unrealized gains/(losses)	(2.3)	(0.3)
Purchases, issuances, settlements, net	(0.1)	-
Balance as of June 1, 2010	19.8	7.4
Net realized and unrealized gains/(losses)	3.4	0.5
Purchases, issuances, settlements, net	(0.4)	(0.7)
Balance as of May 31, 2011	$22.8	$7.2

Rates and Assumptions

The approach used to develop the discount rate for the pension and postretirement plans is commonly referred to as the yield curve approach. A hypothetical yield curve using the top yielding quartile of available high quality bonds is matched against the projected benefit payment stream. Each category of cash flow of the projected benefit payment stream is discounted back using the respective interest rate on the yield curve. Using the present value of projected benefit payments, a weighted-average discount rate is derived.

The approach used to develop the expected long-term rate of return on plan assets combines an analysis of historical performance, the drivers of investment performance by asset class, and current economic fundamentals. For returns, we utilized a building block approach starting with inflation expectations and added an expected real return to arrive at a long-term nominal expected return for each asset class. Long-term expected real returns are derived in the context of future expectations of the U.S. Treasury real yield curve.

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Plans			Postretirement Benefit Plans
	2011	2010	2009	2011	2010	2009
Discount rate	5.13%	5.61%	7.16%	4.54%	5.71%	6.73%
Expected return on plan assets	6.87%	6.92%	6.92%	-	-	-
Rate of compensation increase	4.00%	4.00%	4.00%	-	-	-

Weighted-average assumptions used to determine net benefit cost were as follows:

	Pension Plans			Postretirement Benefit Plans
	2011	2010	2009	2011	2010	2009
Discount rate	5.61%	7.16%	6.57%	5.71%	6.73%	6.45%
Expected return on plan assets	6.92%	6.92%	6.93%	-	-	-
Rate of compensation increase	4.00%	4.00%	4.00%	-	-	-

Assumed health care trend rates used to measure the expected cost of benefits covered by the plans were as follows:

	2011	2010	2009
Health care cost trend rate assumption for the next fiscal year	8.50%	9.25%	10.00%
Rate to which the cost trend is assumed to decline (the ultimate trend rate)	5.50%	5.50%	5.50%
Fiscal year that the rate reaches the ultimate trend rate	2015	2015	2015

Assumed health care cost trend rates have an effect on the amounts reported. For the health care plans a one-percentage-point change in the assumed health care cost trend rate would have the following effect:

	2011		2010		2009
	One	One	One	One	One	One
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
	Point	Point	Point	Point	Point	Point
(in millions)	Increase	Decrease	Increase	Decrease	Increase	Decrease
Total service and interest cost	$0.1	(0.1)	$0.1	(0.1)	$0.1	$(0.1)
Postretirement benefit obligation	2.5	(2.5)	2.6	(2.4)	2.3	(2.2)

Defined Contribution Plans

The Mosaic Investment Plan (“Investment Plan”) permits eligible salaried and nonunion hourly employees to defer a portion of their compensation through payroll deductions and provides matching contributions. In fiscal 2011 and 2010, we matched 100% of the first 3% of the participant's contributed pay plus 50% of the next 3% of the participant's contributed pay to the Investment Plan, subject to Internal Revenue Service limits. Participant contributions, matching contributions, and the related earnings immediately vest. The Investment Plan also provides an annual non-elective employer contribution feature for eligible salaried and non-union hourly employees based on the employee's age and eligible pay. Participants are generally vested in the non-elective employer contributions after three years of service. In addition, a discretionary feature of the plan allows the Company to make additional contributions to employees.

The Mosaic Union Savings Plan (“Savings Plan”) was established pursuant to collective bargaining agreements with certain unions. Mosaic makes contributions to the defined contribution retirement plan based on the collective bargaining agreements. The Savings Plan is the primary retirement vehicle for newly hired employees covered by certain collective bargaining agreements.

The expense attributable to the Investment Plan and Savings Plan was  $28.5 million,  $24.0 million and  $24.1 million in fiscal 2011, 2010 and 2009, respectively.

Canadian salaried and non-union hourly employees participate in an employer funded plan with employer contributions similar to the U.S. plan. The plan provides a profit sharing component which is paid each year. We also sponsor one mandatory union plan in Canada. Benefits in these plans vest after two years of consecutive service.

Share-based Payments	12 Months Ended
May 31, 2011
Disclosure of Compensation Related Costs, Share Based Payments [Abstract]
Disclosure Of Compensation Related Costs Share Based Payments [Text Block]

20. SHARE-BASED PAYMENTS

We sponsor one share-based compensation plan. The Mosaic Company 2004 Omnibus Stock and Incentive Plan (the “Omnibus Plan”), which was approved by shareholders and became effective October 20, 2004 and amended on October 4, 2006, July 21, 2009, October 8, 2009 and May 11, 2011, permits the grant of shares and share options to employees for up to 25 million shares of common stock. The Omnibus Plan provides for grants of stock options, restricted stock, restricted stock units, and a variety of other share-based and non-share-based awards. Our employees, officers, directors, consultants, agents, advisors, and independent contractors, as well as other designated individuals, are eligible to participate in the Omnibus Plan. Mosaic settles stock option exercises and restricted stock units with newly issued common shares. The Compensation Committee of the Board of Directors administers the Omnibus Plan subject to its provisions and applicable law.

In the fourth quarter of fiscal 2008, we amended our restricted stock unit participant agreements for outstanding grants made in 2006 and 2007 to certain executive officers and certain other officers to provide that the restricted stock units vest immediately upon death or disability but do not vest upon retirement.

Restricted stock units are issued to various employees, officers and directors at a price equal to the market price of our stock at the date of grant. The fair value of restricted stock units is equal to the market price of our stock at the date of grant. Restricted stock units generally cliff vest after three or four years of continuous service. Restricted stock units are expensed by us on a straight-line basis over the required service period, based on the estimated grant date fair value of the award net of estimated forfeitures, and the related share-based compensation is recognized in the Consolidated Statements of Earnings.

Stock options are granted with an exercise price equal to the market price of our stock at the date of grant and have a ten-year contractual term. The fair value of each option award is estimated on the date of the grant using the Black-Scholes option valuation model. Stock options granted to date vest either after three years of continuous service (cliff vesting) or in equal annual installments in the first three years following the date of grant (graded vesting). Stock options are expensed by us on a straight-line basis over the required service period, based on the estimated fair value of the award on the date of grant, net of estimated forfeitures.

Assumptions used to calculate the fair value of stock options in each period are noted in the following table. Expected volatilities were based on the combination of our and IMC's historical six-year volatility of common stock. The expected term of the options is calculated using the simplified method described in SEC Staff Accounting Bulletin 110, Use of a Simplified Method in Developing an Estimate of Expected Term of “Plain Vanilla” Share Options, under which the Company can take the midpoint of the vesting date and the full contractual term. The risk-free interest rate is based on the U.S. Treasury rate at the time of the grant for instruments of comparable life. We did not anticipate payment of dividends at the date of grant until fiscal 2009. A summary of the assumptions used to estimate the fair value of stock option awards is as follows:

	Years ended May 31
	2011	2010	2009
Weighted average assumptions used in option valuations:
Expected volatility	60.46%	60.50%	45.00%
Expected dividend yield	0.44%	0.40%	0.20%
Expected term (in years)	6.0	6.0	6.0
Risk-free interest rate	2.13%	3.01%	3.40%

We recorded share-based compensation expense, net of forfeitures, of  $21.9 million for fiscal 2011 and  $23.4 million for fiscal 2010 and 2009. The tax benefit related to share-based compensation expense was  $7.8 million for fiscal 2011 and  $8.4 million for fiscal 2010 and 2009.

 A summary of our stock option activity during fiscal 2011 is as follows:

	Shares (in millions)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding as of June 1, 2010	3.1	$30.84	6.2	$62.9
Granted	0.4	45.64
Exercised	(1.1)	19.53
Outstanding as of May 31, 2011	2.4	$37.88	6.3	$89.2
Exercisable as of May 31, 2011	1.7	$31.21	5.3	$74.2

The weighted-average grant date fair value of options granted during fiscal 2011, 2010 and 2009 was  $26.38,  $29.78 and  $58.98, respectively. The total intrinsic value of options exercised during fiscal 2011, 2010 and 2009 was  $54.1 million,  $25.3 million and  $22.4 million, respectively.

A summary of the status of our restricted stock units as of May 31, 2011, and changes during fiscal 2011, is presented below:

	Shares	Weighted Average Grant Date Fair Value
	(in millions)	Per Share
Restricted stock units as of June 1, 2010	0.4	$54.40
Granted	0.3	49.63
Issued and canceled	(0.2)	42.48
Restricted stock units as of May 31, 2011	0.5	$55.23

As of May 31, 2011, there was  $13.1 million of total unrecognized compensation cost related to options and restricted stock units granted under the Omnibus Plan. The unrecognized compensation cost is expected to be recognized over a weighted-average period of 1.6 years. The total fair value of options vested in fiscal 2011 and 2010 was  $10.7 million and  $12.1 million, respectively.

Cash received from options exercised under all share-based payment arrangements for fiscal 2011, 2010 and 2009 was  $20.3 million,  $12.5 million and  $4.6 million, respectively. In fiscal 2011, 2010 and 2009 we received a tax benefit for tax deductions from options of  $20.9 million,  $17.9 million and  $19.0 million, respectively.

Commitments	12 Months Ended
May 31, 2011
Commitments And Contingencies Disclosure [Abstract]
Commitments

21. COMMITMENTS

We lease certain plants, warehouses, terminals, office facilities, railcars and various types of equipment under operating leases, some of which include rent payment escalation clauses, with lease terms ranging from one to ten years. In addition to minimum lease payments, some of our office facility leases require payment of our proportionate share of real estate taxes and building operating expenses.

We have long-term agreements for the purchase of sulfur which is used in the production of phosphoric acid. In addition, we have long-term agreements for the purchase of raw materials, including a commercial offtake agreement with the Miski Mayo Mine for phosphate rock, used to produce phosphate products. We have long-term agreements for the purchase of natural gas, which is a significant raw material, used primarily in the solution mining process in our Potash segment and used in our phosphate concentrates plants. Also, we have agreements for capital expenditures primarily in our Potash segments related to our expansion projects. The commitments included in the table below are based on market prices as of May 31, 2011.

A schedule of future minimum long-term purchase commitments, based on May 31, 2011 market prices, and minimum lease payments under non-cancelable operating leases as of May 31, 2011 follows:

(in millions)	Purchase Commitments	Operating Leases
2012	$1,865.6	$42.0
2013	380.0	29.6
2014	280.4	20.0
2015	144.8	13.0
2016	144.8	10.6
Subsequent years	3,146.1	13.0
	$5,961.7	$128.2

Rental expense for fiscal 2011, 2010 and 2009 amounted to  $79.5 million,  $74.0 million and  $66.5 million, respectively. Purchases made under long-term commitments were  $2.2 billion,  $1.3 billion and  $2.1 billion for fiscal 2011, 2010, and 2009, respectively.

Most of our export sales of phosphate and potash crop nutrients are marketed through two North American export associations, PhosChem and Canpotex, which may fund their operations in part through third-party financing facilities. As a member, Mosaic or our subsidiaries are contractually obligated to reimburse the export associations for their pro rata share of any operating expenses or other liabilities incurred. The reimbursements are made through reductions to members' cash receipts from the export associations.

Under an agreement (the “Tolling Agreement”) with Potash Corporation of Saskatchewan Inc. (“PCS”), our wholly-owned subsidiary, Mosaic Potash Esterhazy Limited Partnership (“Mosaic Esterhazy”), has mined and refined PCS' potash reserves at our Esterhazy mine for a fee plus a pro rata share of operating and capital costs for approximately forty years. The contract provides that PCS may elect to receive between 0.45 million and 1.3 million tonnes of potash per year. The contract provides for a term through December 31, 2011 as well as certain renewal terms at the option of PCS, but only to the extent PCS has not received all of its available reserves under the contract. To the extent we do not fully utilize the capacity to satisfy our obligations under the contract, the productive capacity at our Esterhazy mine otherwise used to satisfy our obligations under the Tolling Agreement has been and will be available to us for sales to any of our customers at then-current market prices.

Over the life of the Tolling Agreement, PCS has requested and received substantially more potash than has been mined from PCS's reserves (the “Imbalance”). We have supplied the excess from our own reserves.

Based on our calculations, the amount of potash we have mined for PCS from our reserves is now in excess of the amount we expect to mine from the remaining PCS reserves. As a result, we believe that we have no further obligation to deliver potash to PCS from the Esterhazy mine. However, we are continuing to supply potash under the agreement until the beginning of trial in the lawsuit referred to below, currently scheduled for January 2012.

In light of the Imbalance, and based on our then-current calculations, in May 2009, we informed PCS that we believed that approximately 1.5 million tonnes of potash remained to be delivered to PCS under the Tolling Agreement after April 2009 and, therefore, our obligation to supply potash to PCS would expire by the end of August 2010, and that we would cease delivery of product following that date. Our calculations assumed PCS would continue to take 1.1 million tonnes annually under the contract (which is the volume PCS elected to take for calendar 2009) and that our then-current mining plans and conditions would remain unchanged. We subsequently updated our calculations to reflect PCS's refusal to take delivery in calendar 2009 of almost 0.9 million tonnes of potash that it ordered under the contract as a result of an alleged force majeure event (the “Force Majeure Tonnes”), as well as PCS's election to take 0.9 million tonnes of potash under the contract in calendar 2010 and 2011 and other relevant factors.

PCS has filed a lawsuit (the “Tolling Agreement Dispute”) against us contesting our basis and timing for termination of the Tolling Agreement and alleging damages based on our historical mining practices. We filed a counterclaim alleging that PCS invalidly declared force majeure due to the global financial and credit crisis in April 2009 and seeking damages in an unspecified amount, including damages resulting from PCS's failure to pay its pro rata portion of operating costs we incurred during the period in which PCS did not take product. We believe PCS's allegations in the Tolling Agreement Dispute are without merit. We have included a further description of the lawsuit under “Esterhazy Potash Mine Tolling Agreement Dispute” in Note 22.

For fiscal 2011, 2010 and 2009, total revenue under this contract was  $186.8 million,  $66.1 million and  $106.3 million, respectively.

We incur liabilities for reclamation activities and phosphogypsum stack system closure in our Florida and Louisiana operations where, in order to obtain necessary permits, we must either pass a test of financial strength or provide credit support, typically in the form of surety bonds or letters of credit. The surety bonds generally expire within one year or less but a substantial portion of these instruments provide financial assurance for continuing obligations and, therefore, in most cases, must be renewed on an annual basis. As of May 31, 2011, we had  $203.4 million in surety bonds outstanding, of which  $173.3 million is for mining reclamation obligations in Florida and  $30.1 million is for other matters.

Contingencies	12 Months Ended
May 31, 2011
Contingencies [Abstract]
Contingencies

22. CONTINGENCIES

We have described below judicial and administrative proceedings to which we are subject.

We have contingent environmental liabilities that arise principally from three sources: (i) facilities currently or formerly owned by our subsidiaries or their predecessors; (ii) facilities adjacent to currently or formerly owned facilities; and (iii) third-party Superfund or state equivalent sites. At facilities currently or formerly owned by our subsidiaries or their predecessors, the historical use and handling of regulated chemical substances, crop and animal nutrients and additives and by-product or process tailings have resulted in soil, surface water and/or groundwater contamination. Spills or other releases of regulated substances, subsidence from mining operations and other incidents arising out of operations, including accidents, have occurred previously at these facilities, and potentially could occur in the future, possibly requiring us to undertake or fund cleanup or result in monetary damage awards, fines, penalties, other liabilities, injunctions or other court or administrative rulings. In some instances, pursuant to consent orders or agreements with appropriate governmental agencies, we are undertaking certain remedial actions or investigations to determine whether remedial action may be required to address contamination. At other locations, we have entered into consent orders or agreements with appropriate governmental agencies to perform required remedial activities that will address identified site conditions. Taking into consideration established accruals of approximately  $41.7 million and  $26.2 million as of May 31, 2011 and 2010, respectively, expenditures for these known conditions currently are not expected, individually or in the aggregate, to have a material effect on our business or financial condition. However, material expenditures could be required in the future to remediate the contamination at known sites or at other current or former sites or as a result of other environmental, health and safety matters. Below is a discussion of the more significant environmental matters.

EPA RCRA Initiative. In 2003, the U.S. Environmental Protection Agency (“EPA”) Office of Enforcement and Compliance Assurance announced that it would be targeting facilities in mineral processing industries, including phosphoric acid producers, for a thorough review under the U.S. Resource Conservation and Recovery Act (“RCRA”) and related state laws. Mining and processing of phosphates generate residual materials that must be managed both during the operation of a facility and upon a facility's closure. Certain solid wastes generated by our phosphate operations may be subject to regulation under RCRA and related state laws. The EPA rules exempt “extraction” and “beneficiation” wastes, as well as 20 specified “mineral processing” wastes, from the hazardous waste management requirements of RCRA. Accordingly, certain of the residual materials which our phosphate operations generate, as well as process wastewater from phosphoric acid production, are exempt from RCRA regulation. However, the generation and management of other solid wastes from phosphate operations may be subject to hazardous waste regulation if the waste is deemed to exhibit a “hazardous waste characteristic.” As part of its initiative, EPA has inspected all or nearly all facilities in the U.S. phosphoric acid production sector to ensure compliance with applicable RCRA regulations and to address any “imminent and substantial endangerment” found by the EPA under RCRA. We have provided the EPA with substantial amounts of information regarding the process water recycling practices and the hazardous waste handling practices at our phosphate production facilities in Florida and Louisiana, and the EPA has inspected all of our currently operating processing facilities in the U.S. In addition to the EPA's inspections, our Riverview, Bartow and Green Bay, Florida facilities and our Uncle Sam and Faustina, Louisiana facilities have entered into consent orders to perform analyses of existing environmental data, to perform further environmental sampling as may be necessary, and to assess whether the facilities pose a risk of harm to human health or the surrounding environment. We are finalizing similar orders for our New Wales and South Pierce, Florida facilities.

We have received Notices of Violation (“NOVs”) from the EPA related to the handling of hazardous waste at our Riverview (September 2005), New Wales (October 2005), Mulberry (June 2006) and Bartow (September 2006) facilities in Florida. The EPA has issued similar NOVs to our competitors and has referred the NOVs to the U.S. Department of Justice (“DOJ”) for further enforcement. We currently are engaged in discussions with the DOJ and EPA. We believe we have substantial defenses to most of the allegations in the NOVs, including but not limited to previous EPA regulatory interpretations and inspection reports finding that the process water handling practices in question comply with the requirements of the exemption for extraction and beneficiation wastes. We have met several times with the DOJ and EPA to discuss potential resolutions to this matter. In addition to seeking various changes to our operations, the DOJ and EPA have expressed a desire to obtain financial assurances for the closure of phosphogypsum management systems which may be significantly more stringent than current requirements in Florida or Louisiana. We intend to evaluate various alternatives and continue discussions to determine if a negotiated resolution can be reached. If it cannot, we intend to vigorously defend these matters in any enforcement actions that may be pursued. As part of a comprehensive settlement, or should we fail in our defense in any enforcement actions, we could incur substantial capital and operating expenses to modify our facilities and operating practices relating to the handling of process water, we could be required to post significant amounts of cash or other collateral for financial assurance purposes and we could also be required to pay significant civil penalties.

We have established accruals to address the estimated cost of implementing the related consent orders at our Florida and Louisiana facilities and the minimum estimated amount that will be incurred in connection with the NOVs discussed above. We cannot at this stage of the discussions predict whether the costs incurred as a result of the EPA's RCRA initiative, the consent orders, or the NOVs will have a material effect on our business or financial condition.

EPA EPCRA Initiative. In July 2008, the DOJ sent a letter to major U.S. phosphoric acid manufacturers, including us, stating that the EPA's ongoing investigation indicates apparent violations of Section 313 of the Emergency Planning and Community Right-to-Know Act (“EPCRA”) at their phosphoric acid manufacturing facilities. Section 313 of EPCRA requires annual reports to be submitted with respect to the use or presence of certain toxic chemicals. DOJ and EPA also stated that they believe that a number of these facilities have violated Section 304 of EPCRA and Section 103 of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) by failing to provide required notifications relating to the release of hydrogen fluoride from the facilities. The letter did not identify any specific violations by us or assert a demand for penalties against us. We cannot predict at this time whether the EPA and DOJ will initiate an enforcement action over this matter, what its scope would be, or what the range of outcomes of such a potential enforcement action might be.

Florida Sulfuric Acid Plants. On April 8, 2010, the EPA Region 4 submitted an administrative subpoena to us under Section 114 of the Federal Clean Air Act (the “CAA”) regarding compliance of our Florida sulfuric acid plants with the “New Source Review” requirements of the CAA. The request received by Mosaic appears to be part of a broader EPA national enforcement initiative focusing on sulfuric acid plants. We cannot predict at this time whether the EPA and DOJ will initiate an enforcement action over this matter, what its scope would be, or what the range of outcomes of such a potential enforcement action might be.

Other Environmental Matters. Superfund and equivalent state statutes impose liability without regard to fault or to the legality of a party's conduct on certain categories of persons who are considered to have contributed to the release of “hazardous substances” into the environment. Under Superfund, or its various state analogues, one party may, under certain circumstances, be required to bear more than its proportionate share of cleanup costs at a site where it has liability if payments cannot be obtained from other responsible parties. Currently, certain of our subsidiaries are involved or concluding involvement at several Superfund or equivalent state sites. Our remedial liability from these sites, alone or in the aggregate, currently is not expected to have a material effect on our business or financial condition. As more information is obtained regarding these sites and the potentially responsible parties involved, this expectation could change.

We believe that, pursuant to several indemnification agreements, our subsidiaries are entitled to at least partial, and in many instances complete, indemnification for the costs that may be expended by us or our subsidiaries to remedy environmental issues at certain facilities. These agreements address issues that resulted from activities occurring prior to our acquisition of facilities or businesses from parties including, but not limited to, ARCO (BP); Beatrice Fund for Environmental Liabilities; Conoco; Conserv; Estech, Inc.; Kaiser Aluminum & Chemical Corporation; Kerr-McGee Inc.; PPG Industries, Inc.; The Williams Companies and certain other private parties. Our subsidiaries have already received and anticipate receiving amounts pursuant to the indemnification agreements for certain of their expenses incurred to date as well as future anticipated expenditures. Potential indemnification is not considered in our established accruals.

Phosphate Mine Permitting in Florida

Denial of the permits sought at any of our mines, issuance of the permits with cost-prohibitive conditions, or substantial delays in issuing the permits, legal actions that prevent us from relying on permits or revocation of permits may create challenges for us to mine the phosphate rock required to operate our Florida and Louisiana phosphate plants at desired levels or increase our costs in the future.

The Altman Extension of the Four Corners Mine. The Army Corps of Engineers (the “Corps”) issued a federal wetlands permit under the Clean Water Act (the “CWA”) for mining the Altman Extension (the “Altman Extension”) of our Four Corners phosphate rock mine in central Florida in May 2008. The Sierra Club, Inc. (the “Sierra Club”), Manasota-88, Inc. (“Manasota-88”), Gulf Restoration Network, Inc., People for Protecting Peace River, Inc. (“People for Protecting Peace River”) and the Environmental Confederation of Southwest Florida, Inc. sued the Corps in the United States District Court for the Middle District of Florida, Jacksonville Division (the “Jacksonville District Court”), seeking to vacate our permit to mine the Altman Extension. Mining on the Altman Extension has commenced and is continuing. In September 2010, the Jacksonville District Court deferred action on the parties' respective motions for summary judgment, pending the result of our appeal to the Eleventh Circuit Court of Appeals (the “Eleventh Circuit”) of the Jacksonville District Court's preliminary injunction in the litigation described below under “The Hardee County Extension of the South Fort Meade Mine,” stating the Jacksonville District Court's view that the issues in the two cases are related. We believe that the permit was issued in accordance with all applicable requirements and that it will ultimately be upheld.

The Hardee County Extension of the South Fort Meade Mine. The mining reserves of our South Fort Meade phosphate rock mine in central Florida straddle the county line between Polk and Hardee Counties. Mining in the Polk County portion of the South Fort Meade mine, which began in 1995, is now substantially completed, with only lower-yield reserves left to be mined. In 2003, we began the permitting process to extend mining into Hardee County (the “Hardee County Extension”) and, by March 2009 had obtained all of the significant permits necessary for mining in the Hardee County Extension from several governmental agencies, other than a federal wetlands permit from the Corps under the CWA (the “Hardee County Extension Permit”). Ongoing delays in receiving the Hardee County Extension Permit impacted the scheduled progression of mining activities for the Hardee County Extension. As a result, we began to idle a portion of our mining equipment at the mine in the latter part of fiscal 2010. On June 14, 2010, the Corps issued the Hardee County Extension Permit. We subsequently initiated site preparation activities to begin mining the Hardee County Extension.

On June 30, 2010, the Sierra Club, People for Protecting Peace River and Manasota-88 filed a lawsuit against the Corps in the Jacksonville District Court, contesting the Corps' issuance of the Hardee County Extension Permit, alleging that the Corps' actions in issuing the permit violated the substantive and procedural requirements of the CWA, the National Environmental Policy Act (“NEPA”) and the Endangered Species Act (the “ESA”), and was arbitrary, capricious, an abuse of discretion, and otherwise not in accordance with law, in violation of the Administrative Procedure Act (the “APA”). Plaintiffs allege in their complaint that the permit improperly authorized the destruction of certain wetlands and streams that are associated with the headwaters of certain creeks and rivers that ultimately drain into the Charlotte Harbor, Florida, estuary and that mining for phosphate has an adverse impact on the local environment. Specific violations of NEPA and CWA asserted by plaintiffs include the Corps' alleged (i) failure to find that an Environmental Impact Statement (“EIS”) was required; (ii) failure to conduct an adequate analysis under the CWA of alternatives; (iii) refusal to hold a public hearing; and (iv) failure to fully consider the cumulative effects of our South Fort Meade mine. Relief sought in the complaint included: (i) a declaration that the Corps violated its statutory and regulatory duties under the CWA, NEPA, ESA and APA; (ii) a temporary restraining order (“TRO”); (iii) preliminary and permanent injunctions requiring the Corps to rescind the permit; and (iv) enjoining the Corps from reissuing the permit until the Corps has complied with its statutory and regulatory duties under the CWA, NEPA, ESA and APA.

On July 1, 2010, the Jacksonville District Court issued a TRO prohibiting the Corps and us from conducting activities in jurisdictional waters of the United States in reliance on the Hardee County Extension Permit. The TRO remained in effect through July 30, 2010.

On July 30, 2010, the Jacksonville District Court entered a preliminary injunction (the “First Preliminary Injunction”) enjoining disturbance of jurisdictional waters of the United States in reliance on the Hardee County Extension Permit. The Jacksonville District Court found that plaintiffs failed to establish a likelihood of success on the merits of their NEPA claim but that plaintiffs had demonstrated a substantial likelihood of success on the merits of their claim that the Corps failed to adequately conduct their CWA alternatives analysis. The Jacksonville District Court also ordered a remand of the Hardee County Extension Permit to the Corps to adequately conduct an alternatives analysis, and further stated a public hearing should be conducted in conjunction with the remand. The order provided that the First Preliminary Injunction was effective until the requisite alternatives analysis is accomplished and a permit was reissued by the Corps, or, alternatively, the case was decided in our favor.

Without the Hardee County Extension Permit, mining at the South Fort Meade mine could not continue without adverse consequences. Three draglines that extract phosphate rock had already exhausted available reserves in Polk County before the Jacksonville District Court issued the TRO and had been idled awaiting access to the new reserves in Hardee County. Accordingly, we indefinitely closed the South Fort Meade mine, including laying off approximately 60 employees and temporarily placing other employees in positions outside of our South Fort Meade mine.

On August 2, 2010, we appealed the Jacksonville District Court's order to the Eleventh Circuit.

On October 27, 2010, we reached a partial settlement (the “Partial Settlement”) with the plaintiffs. The Partial Settlement allowed mining to proceed on approximately 200 acres (“Phase I”) out of the 10,586 acre Hardee County Extension. In connection with the Partial Settlement, we agreed not to mine approximately 40 acres of the Hardee County Extension, including preservation of 14.3 acres of wetlands through a conservation easement. The Jacksonville District Court approved the Partial Settlement on November 3, 2010, and we commenced mining Phase I in December 2010. We completed the mining of approximately 1.35 million tonnes of phosphate rock from Phase I in June 2011 or an average of approximately 225,000 tonnes per month.

On April 11, 2011, four days after hearing oral arguments on the matter, the Eleventh Circuit vacated the First Preliminary Injunction and set aside the District Court's remand of the permit to the Corps. In vacating the First Preliminary Injunction, the Court of Appeals remanded the case to the Jacksonville District Court for a decision on the merits to determine, after a review of the full administrative record, whether the Corps came to a rational permit decision to be analyzed through the deferential lens mandated by the Administrative Procedure Act. The Eleventh Circuit also directed the Jacksonville District Court to stay the effectiveness of the permit for 90 days to permit the District Court to make a decision on the merits based on this deferential standard.

On April 19, 2011, we notified the Jacksonville District Court that we planned to conduct uplands-only mining (i.e., non-wetlands) in an area (“Phase II”) at our South Fort Meade mine. Phase II is accessible from Phase I. Uplands-only mining does not require a federal permit, the Jacksonville District Court and the plaintiffs had previously indicated that uplands mining is permissible and the Corps notified the Jacksonville District Court that it had no objection to our uplands-only mining contingency plan because no federal permit is required to mine uplands. Our mining plan contemplated that we would mine an estimated 2.4 million tonnes of phosphate rock from Phase II during a period ranging from approximately June 2011 into July 2012, generally using two draglines. A third dragline would have continued mining lower-quality remnants of reserves in Polk County, while a fourth dragline normally used for full production at the mine would have remained idle. Although this reduced operating rate and the inability to mine wetlands would have resulted in less production and less efficient mining than our mining plan allowed under the Hardee County Extension Permit, this transition would have allowed us to continue to produce phosphate rock and keep our workforce employed while we addressed the merits of the permit litigation.

On May 24, 2011, the plaintiffs amended their complaint to include allegations that our mining of Phase II is a significant new fact that requires the Corps to make a supplemental environmental study or assessment in connection with the Hardee County Extension Permit and that our ability to conduct uplands-only mining in Phase II is a fact that should have been considered by the Corps initially granting the Hardee County Extension Permit.

On June 6, 2011, the plaintiffs filed a motion for a preliminary injunction against our mining of Phase II and, on July 8, 2011, the day after the Eleventh Circuit's order vacating the First Preliminary Injunction was effective, the Jacksonville District Court entered another preliminary injunction (the “Second Preliminary Injunction”) that prevents all mining activities in the Hardee County Extension, including uplands-only mining in Phase II. The Jacksonville District Court found that plaintiffs had demonstrated a substantial likelihood of success on the merits of their NEPA claim and that the Corps failed to adequately conduct its CWA alternatives analysis. In connection with the Second Preliminary Injunction, the Jacksonville District Court also stated that it would expedite its ruling on the merits of plaintiffs' claims although the court has not yet rendered a decision on the merits.

Following the Second Preliminary Injunction, we stopped mining in the Hardee County Extension. One dragline remains engaged in minimal phosphate rock extraction from lower-yield reserves in the Polk County portion of the South Fort Meade mine.

On July 14, 2011, we filed a motion requesting the Eleventh Circuit to enforce its April 8, 2011 order and vacate the Second Preliminary Injunction, on July 15, 2011 we filed a notice of appeal of the Second Preliminary Injunction, and on July 19, 2011 we requested a stay (as to Phase II only) of the Second Preliminary Injunction from the Jacksonville District Court.

In fiscal 2011, the shutdown of the South Fort Meade mine resulted in costs to suspend operations and idle plant costs, and lower phosphate rock mining production levels also adversely affected gross margin. Because of our successful execution of mitigation measures, the indefinite closure of the South Fort Meade mine did not significantly impact our sales volumes in fiscal 2011. In addition to mining Phase I, our near-term mitigation activities have included drawing down existing phosphate rock and finished product inventories; sourcing rock from our investment in the Miski Mayo Mine; purchasing phosphate rock from third parties where reasonable; and maximizing production at our other phosphate mines.

For fiscal 2012, we believe we will be able to continue to support planned finished phosphate production levels through a continuation of our mitigation activities although the Second Preliminary Injunction could increase fiscal 2012 costs substantially, principally if we need to purchase incremental levels of phosphate rock in the second half of fiscal 2012. The degree to which we are able to successfully mitigate the effects of the Second Preliminary Injunction in the longer-term remains uncertain. Our historical production of concentrated phosphates from the South Fort Meade mine's phosphate rock production is estimated to be approximately 3.2 million tonnes per year. Accordingly, an extended loss of production from the South Fort Meade mine could also potentially adversely impact production at our phosphate concentrates plants and our sales volumes, lead to further layoffs of employees, and result in the indefinite closure of at least one of our phosphate concentrates plants. This could further significantly affect our future results of operations, reduce our future cash flows from operations, and, in the longer term, conceivably adversely affect our liquidity and capital resources.

We believe that the plaintiffs' claims in this case are without merit and that the Second Preliminary Injunction is not supported by the facts or the law. We intend to vigorously defend the Corps issuance of the Hardee County Extension Permit and our right to engage in uplands-only mining without a federal permit, including seeking a stay of the Second Preliminary Injunction. However, if the plaintiffs were to prevail in this case, obtaining new or modified permits could significantly delay the mining of the Hardee County Extension and could result in more onerous mining conditions.

Central Florida Phosphate District Area-Wide Environmental Impact Statement. On August 24, 2010, we received official confirmation from the Corps that it plans to conduct an area-wide EIS (“AEIS”) for the central Florida phosphate district. The Corps has established a planned 18-month time frame for completion of the AEIS. We cannot predict the scope or actual timeline for this process, or what its outcome will be; however, although we do not currently expect its outcome to materially influence the conditions of future federal wetlands permits for our mining in central Florida, a protracted timeline for this process could delay our future permitting efforts. The public scoping period for the AEIS has been completed, but the Corps has not yet announced the scope of the AEIS.

Potash Antitrust Litigation

On September 11, 2008, separate complaints (together, the “September 11, 2008 Cases”) were filed in the United States District Courts for the District of Minnesota (the “Minn-Chem Case”) and the Northern District of Illinois (the “Gage's Fertilizer Case”), on October 2, 2008 another complaint (the “October 2, 2008 Case”) was filed in the United States District Court for the Northern District of Illinois, and on November 10, 2008 and November 12, 2008, two additional complaints (together, the “November 2008 Cases” and collectively with the September 11, 2008 Cases and the October 2, 2008 Case, the “Direct Purchaser Cases”) were filed in the United States District Court for the Northern District of Illinois by Minn-Chem, Inc., Gage's Fertilizer & Grain, Inc., Kraft Chemical Company, Westside Forestry Services, Inc. d/b/a Signature Lawn Care, and Shannon D. Flinn, respectively, against The Mosaic Company, Mosaic Crop Nutrition, LLC and a number of unrelated defendants that allegedly sold and distributed potash throughout the United States. On November 13, 2008, the plaintiffs in the cases in the United States District Court for the Northern District of Illinois filed a consolidated class action complaint against the defendants, and on December 2, 2008 the Minn-Chem Case was consolidated with the Gage's Fertilizer Case. On April 3, 2009, an amended consolidated class action complaint was filed on behalf of the plaintiffs in the Direct Purchaser Cases. The amended consolidated complaint added Thomasville Feed and Seed, Inc. as a named plaintiff, and was filed on behalf of the named plaintiffs and a purported class of all persons who purchased potash in the United States directly from the defendants during the period July 1, 2003 through the date of the amended consolidated complaint (“Class Period”). The amended consolidated complaint generally alleges, among other matters, that the defendants: conspired to fix, raise, maintain and stabilize the price at which potash was sold in the United States; exchanged information about prices, capacity, sales volume and demand; allocated market shares, customers and volumes to be sold; coordinated on output, including the limitation of production; and fraudulently concealed their anticompetitive conduct. The plaintiffs in the Direct Purchaser Cases generally seek injunctive relief and to recover unspecified amounts of damages, including treble damages, arising from defendants' alleged combination or conspiracy to unreasonably restrain trade and commerce in violation of Section 1 of the Sherman Act. The plaintiffs also seek costs of suit, reasonable attorneys' fees and pre-judgment and post-judgment interest.

On September 15, 2008, separate complaints were filed in the United States District Court for the Northern District of Illinois by Gordon Tillman (the “Tillman Case”); Feyh Farm Co. and William H. Coaker Jr. (the “Feyh Farm Case”); and Kevin Gillespie (the “Gillespie Case;” the Tillman Case and the Feyh Farm Case together with the Gillespie case being collectively referred to as the “Indirect Purchaser Cases;” and the Direct Purchaser Cases together with the Indirect Purchaser Cases being collectively referred to as the “Potash Antitrust Cases”). The defendants in the Indirect Purchaser Cases are generally the same as those in the Direct Purchaser Cases. On November 13, 2008, the initial plaintiffs in the Indirect Purchaser Cases and David Baier, an additional named plaintiff, filed a consolidated class action complaint. On April 3, 2009, an amended consolidated class action complaint was filed on behalf of the plaintiffs in the Indirect Purchaser Cases. The factual allegations in the amended consolidated complaint are substantially identical to those summarized above with respect to the Direct Purchaser Cases. The amended consolidated complaint in the Indirect Purchaser Cases was filed on behalf of the named plaintiffs and a purported class of all persons who indirectly purchased potash products for end use during the Class Period in the United States, any of 20 specified states and the District of Columbia defined in the consolidated complaint as “Indirect Purchaser States,” any of 22 specified states and the District of Columbia defined in the consolidated complaint as “Consumer Fraud States”, and/or 48 states and the District of Columbia and Puerto Rico defined in the consolidated complaint as “Unjust Enrichment States.” The plaintiffs generally sought injunctive relief and to recover unspecified amounts of damages, including treble damages for violations of the antitrust laws of the Indirect Purchaser States where allowed by law, arising from defendants' alleged continuing agreement, understanding, contract, combination and conspiracy in restraint of trade and commerce in violation of Section 1 of the Sherman Act, Section 16 of the Clayton Act, the antitrust, or unfair competition laws of the Indirect Purchaser States and the consumer protection and unfair competition laws of the Consumer Fraud States, as well as restitution or disgorgement of profits, for unjust enrichment under the common law of the Unjust Enrichment States, and any penalties, punitive or exemplary damages and/or full consideration where permitted by applicable state law. The plaintiffs also seek costs of suit and reasonable attorneys' fees where allowed by law and pre-judgment and post-judgment interest.

On June 15, 2009, we and the other defendants filed motions to dismiss the complaints in the Potash Antitrust Cases. On November 3, 2009, the court granted our motions to dismiss the complaints in the Indirect Purchaser Cases except (a) for plaintiffs residing in Michigan and Kansas, claims for alleged violations of the antitrust or unfair competition laws of Michigan and Kansas, respectively, and (b) for plaintiffs residing in Iowa, claims for alleged unjust enrichment under Iowa common law. The court denied our and the other defendants' other motions to dismiss the Potash Antitrust Cases, including the defendants' motions to dismiss the claims under Section 1 of the Sherman Act for failure to plead evidentiary facts which, if true, would state a claim for relief under that section. The court, however, stated that it recognized that the facts of the Potash Antitrust Cases present a difficult question under the pleading standards enunciated by the U.S. Supreme Court for claims under Section 1 of the Sherman Act, and that it would consider, if requested by the defendants, certifying the issue for interlocutory appeal. On January 13, 2010, at the request of the defendants, the court issued an order certifying for interlocutory appeal the issues of (i) whether an international antitrust complaint states a plausible cause of action where it alleges parallel market behavior and opportunities to conspire; and (ii) whether a defendant that sold product in the United States with a price that was allegedly artificially inflated through anti-competitive activity involving foreign markets, engaged in 'conduct involving import trade or import commerce' under applicable law. On March 17, 2010, the United States Court of Appeals for the Seventh Circuit (the “Seventh Circuit”) agreed to hear the defendants' interlocutory appeal. The parties have filed their appellate briefs with the Seventh Circuit, and the court heard oral arguments from the parties on June 3, 2010. We are currently awaiting the Seventh Circuit's ruling.

We believe that the allegations in the Potash Antitrust Cases are without merit and intend to defend vigorously against them. At this stage of the proceedings, we cannot predict the outcome of this litigation or determine whether it will have a material effect on our results of operations, liquidity or capital resources.

MicroEssentials® Patent Lawsuit

On January 9, 2009, John Sanders and Specialty Fertilizer Products, LLC filed a complaint against Mosaic, Mosaic Fertilizer, LLC, Cargill, Incorporated and Cargill Fertilizer, Inc. in the United States District Court for the Western District of Missouri (the “Missouri District Court”). The complaint alleges that our production of MicroEssentials® SZ, one of several types of the MicroEssentials® value-added ammoniated phosphate crop nutrient products that we produce, infringes on a patent held by the plaintiffs since 2001. Plaintiffs have since asserted that other MicroEssentials® products also infringe the patent. Plaintiffs seek to enjoin the alleged infringement and to recover an unspecified amount of damages and attorneys' fees for past infringement. We filed an answer to the complaint responding that MicroEssentials® does not infringe the plaintiffs' patent and that the plaintiffs' patent is invalid. Following a hearing on March 17, 2010, at which the court construed plaintiffs' patent in such a manner that our MicroEssentials® products would not infringe the patent, the plaintiffs agreed to dismiss their claims with prejudice, subject to a right to appeal the dismissal.

Plaintiffs subsequently appealed the dismissal to the United States Court of Appeals for the Federal Circuit (the “Federal Circuit”). On April 20, 2011, the Federal Circuit ruled that the Missouri District Court had incorrectly construed plaintiffs' patent in dismissing the lawsuit, vacated its judgment that our MicroEssentials® products did not infringe the patent and remanded the lawsuit to the Missouri District Court. The Federal Circuit's decision did not address our other defenses to the lawsuit, including that the plaintiffs' patent is invalid. The Federal Circuit also held that the Missouri District Court properly allowed us to add a counterclaim of inequitable conduct.

We believe that the plaintiffs' allegations are without merit and intend to defend vigorously against them. At this stage of the proceedings, we cannot predict the outcome of this litigation or determine whether it will have a material effect on our results of operations, liquidity or capital resources.

Esterhazy Potash Mine Tolling Agreement Dispute

On or about May 27, 2009, PCS filed the Tolling Agreement Dispute against Mosaic Esterhazy in the Queen's Bench Judicial Centre of Saskatoon, Saskatchewan (the “Queen's Bench Court”), following our notice to PCS, described more fully in Note 21, that, based on our then-current calculations, we believed that approximately 1.5 million tonnes of potash remained to be delivered to PCS under the Tolling Agreement after April 2009. In general terms, the lawsuit contests our basis and timing for termination of the Tolling Agreement; asserts that PCS' rights to potash under the contract will not expire until at least 2012, and potentially later at current delivery rates; alleges that our notice is a threatened repudiation of the contract and would convert PCS's reserves to our use; and asserts that the value of the potash at issue exceeds  $1 billion. The lawsuit also alleges that we breached our contractual obligation to engage in good mining practices, resulting in saturated brine inflows in portions of our Esterhazy mine, which allegedly reduced the extraction ratio of potash from the mine. The lawsuit further claims that, if our Esterhazy mine were to flood, we could convert the mine to a solution mine and that, under such circumstances, we would be able to extract a greater portion of the reserves and that PCS would accordingly be entitled to additional potash under the Tolling Agreement. The lawsuit requests orders from the court declaring the amount of potash that PCS has a right to receive under the Tolling Agreement; that we deliver that amount of potash to PCS on a timely basis in accordance with the Tolling Agreement; restraining us from ceasing delivery of potash to PCS until a final order is issued by the court; and awarding damages to PCS for any conversion of PCS's reserves and our alleged threatened repudiation of the contract, as well as costs, pre- and post-judgment interest and such further relief as the court may allow.

In June 2009, we filed a statement of defense against PCS's claims as well as a counterclaim against PCS. In our statement of defense, we generally denied the alleged bases for PCS's claims and asserted, among other defenses, that PCS's lawsuit did not state a cause of action; that any claim for alleged poor mining practices was based on acts or omissions prior to 1986 and was time-barred; that provisions of the Tolling Agreement limit our liability to PCS to loss, damage or injury to the PCS reserves resulting from bad faith, willful misconduct or gross negligence; and that provisions of the Tolling Agreement limit our liability for performance or non-performance under the contract to approximately  $10.0 million. We also noted that saturated brine inflows are a known risk in Saskatchewan potash mines and that each potash shaft mine in Saskatchewan and New Brunswick, including all five PCS potash shaft mines, has a history of inflows. Finally, our statement of defense requested a declaration by the court that based on our then-current mine plans and assuming a delivery rate of approximately 1.1 million tonnes of product per year, PCS's entitlement to potash would terminate by the end of August 2010.

In addition, as noted above, PCS refused to take delivery of the Force Majeure Tonnes, following its April 2009 notice to us that it was no longer prepared to accept further shipments of product under the Tolling Agreement because of the global financial and credit crisis, stating that PCS no longer had the ability to physically receive, ship or store additional potash, and asserting that its inability to receive delivery of additional product was a force majeure event. We counterclaimed against PCS alleging that it breached the Tolling Agreement by failing to take delivery of potash that it ordered under the contract based on the alleged force majeure event. Our counterclaim seeks damages in an unspecified amount, pre-judgment interest, costs and such further relief as the court deems just.

In January 2010, PCS amended its statement of claim to, among other things, allege that Mosaic failed to make proper or adequate disclosure to PCS regarding our mining practices, the purpose and effect of which is to conceal from PCS the existence of claims PCS may have had in respect of our alleged failure to discharge properly its obligations under the Tolling Agreement.

In addition, in February 2010, almost a year after initiating the alleged event of force majeure, PCS notified us that it was lifting its prior notice of force majeure but noted that it only intended to take a pro rata share of its nominated volume for calendar 2010. In March 2010, the court denied our motion to bar and strike, as not a proper subject for declaratory relief and as time-barred, PCS's claim for alleged losses arising from saturated brine inflows in portions of our Esterhazy mine dating back to 1985 and 1986, on the basis that these determinations should be made by the trial judge based upon the evidentiary record established at trial, currently scheduled to begin in January 2012.

On May 2, 2011, we notified PCS that we had satisfied our obligation to produce potash under the Tolling Agreement. On June 30, 2011, the Queen's Bench Court ordered us to continue to supply potash under the terms of the Tolling Agreement until trial begins. In the event that PCS does not prevail after trial on the merits of its underlying claim, PCS has agreed to pay monetary damages to us for the losses we suffer as a result of the court's order.

We believe that PCS's allegations are without merit and intend to defend vigorously against them. While we cannot predict the outcome of this litigation at this stage of the proceedings, irrespective of its outcome, we believe that expiration of our obligation to ship under the Tolling Agreement will have a material positive effect on the volume of potash that we can produce for resale at then-current market prices, may result in an increase in our share of the sales of Canpotex (which are generally based on the operational capacities of the members) and could have a material positive effect on our results of operations, liquidity and capital resources.

Other Claims

We also have certain other contingent liabilities with respect to judicial, administrative and arbitration proceedings and claims of third parties, including tax matters, arising in the ordinary course of business. We do not believe that any of these contingent liabilities will have a material adverse impact on our business or financial condition, results of operations, and cash flows.

Related Party Transactions	12 Months Ended
May 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

23. RELATED PARTY TRANSACTIONS

On May 25, 2011, Cargill, our former majority stockholder, exchanged its 64% stake in our company with certain Cargill stockholders and debt holders. For further discussion of these exchanges as part of the Cargill Transaction, see Note 2 of the Notes to Consolidated Financial Statements. Until these exchanges, Cargill was considered a related party due to its ownership interest in us.

We engage in various transactions, arrangements and agreements with Cargill, which are described below. The Cargill transactions subcommittee of the corporate governance and nominating committee of our board of directors, comprised solely of independent directors, is responsible for reviewing and approving these transactions, arrangements and agreements. Our related person transactions approval policy provides for the delegation of approval authority for certain transactions with Cargill, other than those of the type described in such related person transactions approval policy, to an internal committee comprised of senior managers. The internal management committee is required to report its activities to the Cargill transactions subcommittee on a periodic basis.

We negotiated each of the following transactions, arrangements and agreements with Cargill on the basis of what we believe to be competitive market practices.

  Supply Agreement. We sell fertilizer to Cargill or its subsidiaries under supply agreements for resale through their retail stores in the United States and Western Canada. We sell phosphate fertilizer under a supply agreement with Cargill's subsidiary in Argentina. We also have an agreement to sell untreated white muriate of potash to Cargill's salt business in the United States. In addition, we have various agreements relating to the supply of feed grade phosphate, potash and urea products to Cargill's animal nutrition, grain and oilseeds, and poultry businesses.
  Spot Fertilizer Sales. From time to time, we make spot fertilizer sales to Cargill's subsidiary in Paraguay and Bolivia.
  Ocean Transportation Agreement. We have a non-exclusive agreement with Cargill's Ocean Transportation Division to perform various freight related service for us.
  Barter Agreements. We have barter relationships with Cargill's grain and oilseeds businesses in Brazil and Argentina. The number of barter transactions varies from year to year.
  Miscellaneous Co-Location Agreements. We have various office sharing and sublease arrangements with Cargill in various geographic locations, including with respect to certain offices in China and the United States.
  Miscellaneous. There are various other agreements between us and Cargill which we believe are not significant to us.

Cargill made net equity contributions (distributions) of  $18.5 million to us in fiscal 2011,  $0 in fiscal 2010, and ( $0.6) million to us during fiscal 2009. As of May 31, 2011, accounts receivable include  $18.5 million related to the fiscal 2011 contribution.

In summary, the Consolidated Statements of Earnings included the following transactions with Cargill:

	Years ended May 31,
(in millions)	2011	2010	2009
Transactions with Cargill included in net sales	$238.1	$127.9	$286.3
Transactions with Cargill included in cost of goods sold	146.8	96.4	173.1
Transactions with Cargill included in selling, general
and administrative expenses	6.1	8.2	11.6
Interest income received from Cargill	0.2	-	0.8

We have also entered into transactions and agreements with certain of our non-consolidated companies. As of May 31, 2011 and 2010, the net amount due from our non-consolidated companies totaled  $145.7 million and  $140.8 million, respectively.

The Consolidated Statements of Earnings included the following transactions with our non-consolidated companies:

	Years ended May 31,
(in millions)	2011	2010	2009
Transactions with non-consolidated companies
included in net sales	$1,015.7	$624.0	$1,315.9
Transactions with non-consolidated companies
included in cost of goods sold	511.3	273.0	384.8

Business Segments	12 Months Ended
May 31, 2011
Business Segments [Abstract]
Business Segments

24. BUSINESS SEGMENTS

The reportable segments are determined by management based upon factors such as products and services, production processes, technologies, market dynamics, and for which segment financial information is available for our chief operating decision maker.

For a description of our business segments see Note 1 to our Consolidated Financial Statements. We evaluate performance based on the operating earnings of the respective business segments, which includes certain allocations of corporate selling, general and administrative expenses. The segment results may not represent the actual results that would be expected if they were independent, stand-alone businesses. Corporate, Eliminations and Other primarily represents activities associated with our Nitrogen distribution business, unallocated corporate office activities and eliminations. All intersegment transactions are eliminated within Corporate, Eliminations and other.

Segment information for fiscal 2011, 2010 and 2009 is as follows:

(in millions)	Phosphates	Potash	Corporate, Eliminations and Other	Total
2011
Net sales to external customers	$6,895.2	$3,028.3	$14.3	$9,937.8
Intersegment net sales	-	32.7	(32.7)	-
Net sales	6,895.2	3,061.0	(18.4)	9,937.8
Gross margin	1,654.0	1,469.0	(1.2)	3,121.8
Operating earnings (loss)	1,322.0	1,352.5	(10.3)	2,664.2
Capital expenditures	306.7	906.9	49.6	1,263.2
Depreciation, depletion and
amortization expense	248.1	188.9	10.4	447.4
Equity in net earnings (loss) of
nonconsolidated companies	(8.8)	-	3.8	(5.0)
2010
Net sales to external customers	$4,731.1	$1,978.9	$49.1	$6,759.1
Intersegment net sales	-	195.2	(195.2)	-
Net sales	4,731.1	2,174.1	(146.1)	6,759.1
Gross margin	648.2	1,034.6	10.5	1,693.3
Operating earnings (loss)	349.5	922.8	(1.5)	1,270.8
Capital expenditures	265.1	619.7	25.8	910.6
Depreciation, depletion and
amortization expense	293.8	140.1	11.1	445.0
Equity in net loss of nonconsolidated
companies	(10.5)	-	(0.4)	(10.9)
2009
Net sales to external customers	$7,409.9	$2,759.2	$128.9	$10,298.0
Intersegment net sales	-	58.0	(58.0)	-
Net sales	7,409.9	2,817.2	70.9	10,298.0
Gross margin	1,229.9	1,505.9	30.9	2,766.7
Operating earnings	961.7	1,409.9	29.3	2,400.9
Capital expenditures	430.3	343.6	7.2	781.1
Depreciation, depletion and
amortization expense	231.0	119.4	10.1	360.5
Equity in net earnings of
nonconsolidated companies	68.3	-	31.8	100.1

Total assets as of May 31, 2011	$8,149.7	$9,663.3	$(2,026.1)	$15,786.9
Total assets as of May 31, 2010	6,585.9	8,186.3	(2,064.5)	12,707.7

Financial information relating to our operations by geographic area is as follows:

	Years Ended May 31,
(in millions)	2011	2010	2009
Net sales(a):
Brazil	$1,810.1	$1,092.3	$1,435.9
India	1,565.9	1,105.9	2,275.9
Canpotex(b)	992.9	602.1	1,283.3
Canada	629.9	346.9	578.8
Australia	237.8	167.6	290.3
Argentina	233.3	137.0	188.3
Japan	166.1	76.2	227.6
Colombia	157.6	91.2	123.2
Chile	115.9	108.1	173.1
China	115.9	191.9	97.9
Mexico	101.7	121.8	143.9
Thailand	91.1	123.2	146.5
Other	200.3	253.1	236.2
Total foreign countries	6,418.5	4,417.3	7,200.9
United States	3,519.3	2,341.8	3,097.1
Consolidated	$9,937.8	$6,759.1	$10,298.0

(a)       Revenues are attributed to countries based on location of customer.

(b)       The export association of the Saskatchewan potash producers.

	May 31,	May 31,
(in millions)	2011	2010
Long-lived assets:
Canada	$3,635.9	$2,627.4
Brazil	163.6	134.9
Other	66.1	62.5
Total foreign countries	3,865.6	2,824.8
United States	3,400.1	2,839.0
Consolidated	$7,265.7	$5,663.8

Net sales by product type for fiscal 2011, 2010 and 2009 are as follows:

(in millions)	2011	2010	2009
Sales by product type:
Phosphate Crop Nutrients	$4,822.4	$3,152.1	$5,107.2
Potash Crop Nutrients	3,002.8	1,796.8	2,574.1
Crop Nutrient Blends	1,252.5	862.9	1,249.7
Other(a)	860.1	947.3	1,367.0
	$9,937.8	$6,759.1	$10,298.0

(a) Includes sales for animal feed ingredients and industrial potash.

Schedule II Valuation and Qualifying Accounts	12 Months Ended
May 31, 2011
Valuation And Qualifying Accounts Abstract
Schedule Of Valuation And Qualifying Accounts Disclosure [Text Block]
SCHEDULE II. VALUATION AND QUALIFYING ACCOUNTS
For the Years ended May 31, 2011, 2010, and 2009
In millions

Column A	Column B	Column C		Column D	Column E
		Additions
	Balance	Charged	Charged		Balance
	Beginning of	to Costs	to Other		at End
Description	Period	and Expenses	Accounts(a)	Deductions	of Period(b)
Allowance for doubtful accounts, deducted from
accounts receivable in the balance sheet:
Year ended May 31, 2009	28.6	9.1	0.4	(6.9)	31.2
Year ended May 31, 2010	31.2	2.0	1.0	(5.5)	28.7
Year ended May 31, 2011	28.7	(3.3)	-	(4.0)	21.4

Income tax valuation allowance, related to
deferred income taxes
Year ended May 31, 2009	6.6	106.0	4.3	(1.3)	115.6
Year ended May 31, 2010	115.6	53.0	(11.5)	-	157.1
Year ended May 31, 2011	157.1	23.8	36.5	(8.2)	209.2

(a)       For fiscal 2011, the income tax valuation allowance adjustment was recorded to accumulated other comprehensive income and deferred taxes. For fiscal 2010, the income tax valuation allowance adjustment was recorded to accumulated other comprehensive income. For fiscal 2009, the income tax valuation allowance adjustments include an amount recorded to goodwill as part of purchase accounting and accumulated other comprehensive income.

(b)       Allowance for doubtful accounts balance includes  $17.4 million,  $19.5 million and  $17.6 million of allowance on long-term receivables recorded in other long term assets for the years ended May 31, 2011, 2010 and 2009, respectively.

Significant Accounting Policies (Policies)	12 Months Ended
May 31, 2011
Significant Accounting Policies Disclosure [Abstract]
Basis of Consolidation

Statement Presentation and Basis of Consolidation

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Throughout the Notes to Consolidated Financial Statements, amounts in tables are in millions of dollars except for per share data and as otherwise designated. References in this report to a particular fiscal year are to the twelve months ended May 31 of that year.

The accompanying Consolidated Financial Statements include the accounts of Mosaic and its majority owned subsidiaries, as well as the accounts of certain variable interest entities (“VIEs”) for which we are the primary beneficiary as described in Note 13. Certain investments in companies where we do not have control but have the ability to exercise significant influence are accounted for by the equity method.

Accounting Estimates	Accounting Estimates Preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The more significant estimates made by management relate to the recoverability of non-current assets, the useful lives and net realizable values of long-lived assets, derivative financial instruments, environmental and reclamation liabilities including asset retirement obligations, the costs of our employee benefit obligations for pension plans and postretirement benefits, income tax related accounts including the valuation allowance against deferred income tax assets, Canadian resource tax and royalties, inventory valuation and accruals for pending legal and environmental matters. Actual results could differ from these estimates.
Revenue Recognition

Revenue Recognition

Revenue on North American sales is recognized when the product is delivered to the customer and/or when the risks and rewards of ownership are otherwise transferred to the customer and when the price is fixed or determinable. Revenue on North American export sales is recognized upon the transfer of title to the customer and when the other revenue recognition criteria have been met, which generally occurs when product enters international waters. Revenue from sales originating outside of North America is recognized upon transfer of title to the customer based on contractual terms of each arrangement and when the other revenue recognition criteria have been met. Shipping and handling costs are included as a component of cost of goods sold.

Sales to wholesalers and retailers (but not to importers) in India were subject to a selling price cap through March 2010 and were eligible for an Indian government subsidy which reimburses importers for the difference between the market price of diammonium phosphate fertilizer (“DAP”) and the capped price. Beginning in April 2010, the Indian government changed the subsidy program so that the subsidy is a fixed amount per tonne and the selling price to the customer can fluctuate based on market conditions. We record the government subsidy along with the underlying eligible sale when the price of DAP is fixed or determinable. During fiscal 2011 and 2010, we recorded the subsidy when the underlying eligible sale was made to the farmer because payment of the subsidy was expected in cash and the price was considered fixed or determinable at that time. During the second and third quarters of fiscal 2009, because payment of the subsidy could be made in bonds and due to the turmoil in the global credit markets, we determined that the price of sales subject to the subsidy was not fixed or determinable until payment in bonds or cash had been received from the Indian government.  In fiscal 2011, 2010, and 2009, sales subject to the subsidy represented 17.2%, 18.5% and 15.9% of our net sales in India and 2.7%, 3.0% and 3.5% of our consolidated net sales, respectively.

Income Taxes

Income Taxes

In preparing our Consolidated Financial Statements, we utilize the asset and liability approach in accounting for income taxes. We recognize income taxes in each of the jurisdictions in which we have a presence. For each jurisdiction, we estimate the actual amount of income taxes currently payable or receivable, as well as deferred income tax assets and liabilities attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

A valuation allowance is provided for those deferred tax assets for which it is more likely than not that the related tax benefits will not be realized. We evaluate our ability to realize the tax benefits associated with deferred tax assets by analyzing the relative impact of all the available positive and negative evidence regarding our forecasted taxable income using both historical and projected future operating results, the reversal of existing taxable temporary differences, taxable income in prior carry-back years (if permitted) and the availability of tax planning strategies. A valuation allowance will be recorded in each jurisdiction in which a deferred income tax asset is recorded when it is more likely than not that the deferred income tax asset will not be realized. Effective in the first quarter of fiscal 2010, we adopted a new accounting pronouncement that amended the accounting for adjustments to deferred tax asset valuation allowances established in connection with a business combination. Accordingly, changes in deferred tax asset valuation allowances established in our Combination now impact income tax expense and not goodwill. Previously, deductions to the valuation allowances were recorded as either (i) a reduction to goodwill, if the reduction related to purchase accounting valuation allowances, or (ii) in all other cases, with a reduction to income tax expense.

We recognize excess tax benefits associated with stock-based compensation in stockholders' equity only when realized. When assessing whether excess tax benefits relating to stock-based compensation have been realized, we follow the with-and-without approach excluding any indirect effects of the excess tax deductions. Under this approach, excess tax benefits related to stock-based compensation are generally not deemed to be realized until after the utilization of all other applicable tax benefits available to us.

Accounting for uncertain income tax positions is determined by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. This minimum threshold is that a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than a fifty percent likelihood of being realized upon ultimate settlement. We recognize interest and penalties within our provision for income taxes on our Consolidated Statements of Earnings.

We have not recorded U.S. deferred income taxes on certain of our non-U.S. subsidiaries' undistributed earnings as such amounts are intended to be reinvested outside of the United States indefinitely. However, should we change our business and tax strategies in the future and decide to repatriate a portion of these earnings to one of our U.S. subsidiaries, including cash maintained by these non-U.S. subsidiaries, additional tax liabilities would be incurred. It is not practical to estimate the amount of additional U.S. tax liabilities we would incur.

Canadian Resource Taxes and Royalties

Canadian Resource Taxes and Royalties

We pay Canadian resource taxes consisting of the Potash Production Tax and resource surcharge. The Potash Production Tax is a Saskatchewan provincial tax on potash production and consists of a base payment and a profits tax. The profits tax is calculated on the potash content of each tonne sold from each Saskatchewan mine, net of certain operating expenses and a depreciation allowance. We also pay a percentage of the value of resource sales from our Saskatchewan mines. In addition to the Canadian resource taxes, royalties are payable to the mineral owners with respect to potash reserves or production of potash. These resource taxes and royalties are recorded in our cost of goods sold. Our Canadian resource tax and royalty expenses were  $294.2 million,  $127.9 million and  $415.5 million for fiscal 2011, 2010 and 2009, respectively.

Foreign Currency Translation

Foreign Currency Translation

The Company's reporting currency is the U.S. dollar; however, for operations located in Canada and Brazil, the functional currency is the local currency. Assets and liabilities of these foreign operations are translated to U.S. dollars at exchange rates in effect at the balance sheet date, while income statement accounts and cash flows are translated to U.S. dollars at the average exchange rates for the period. For these operations, translation gains and losses are recorded as a component of accumulated other comprehensive income in equity until the foreign entity is sold or liquidated. The effect on the Consolidated Statements of Earnings of transaction gains and losses is presented separately in that statement. These transaction gains and losses result from transactions that are denominated in a currency that is other than the functional currency of the operation.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash and cash equivalents include short-term, highly liquid investments with original maturities of 90 days or less, and other highly liquid investments that are payable on demand such as money market accounts, certain certificates of deposit and repurchase agreements. The carrying amount of such cash equivalents approximates their fair value due to the short-term and highly liquid nature of these instruments.

Concentration of Credit Risk

Concentration of Credit Risk

In the U.S., we sell our products to manufacturers, distributors and retailers primarily in the Midwest and Southeast. Internationally, our phosphate and potash products are sold primarily through two North American export associations. A concentration of credit risk arises from our sales and accounts receivable associated with the international sales of potash product through Canpotex. We consider our concentration risk related to the Canpotex receivable to be mitigated by their credit policy which requires the underlying receivables to be substantially insured or secured by letters of credit. As of May 31, 2011 and 2010,  $176.3 million and  $135.7 million, respectively, of accounts receivable were due from Canpotex. In fiscal 2011, 2010, and 2009, sales to Canpotex were  $992.9 million,  $602.1 million, and  $1.3 billion, respectively.

Receivables and Allowance for Doubtful Accounts

Receivables and Allowance for Doubtful Accounts

Accounts receivable are recorded at face amount less an allowance for doubtful accounts. On a regular basis, we evaluate outstanding accounts receivable and establish the allowance for doubtful accounts based on a combination of specific customer circumstances as well as credit conditions and a history of write-offs and subsequent collections.

Included in other assets are long-term accounts receivable of  $27.8 million and  $31.6 million as of May 31, 2011 and 2010, respectively. In accordance with our allowance for doubtful accounts policy, we have recorded allowances against these long-term accounts receivable of  $17.4 million and  $19.5 million, respectively.

Inventories

Inventories

Inventories of raw materials, work-in-process products, finished goods and operating materials and supplies are stated at the lower of cost or market. Costs for substantially all finished goods and work-in-process inventories include materials, production labor and overhead and are determined using the weighted average cost basis. Cost for substantially all raw materials is determined using the first-in first-out cost basis.

Market value of our inventory is defined as forecasted selling prices less reasonably predictable selling costs (net realizable value). Significant management judgment is involved in estimating forecasted selling prices. Factors affecting forecasted selling prices include demand and supply variables. Examples of demand variables include grain and oilseed prices, stock-to-use ratios and changes in inventories in the crop nutrients distribution channels. Examples of supply variables include forecasted prices of raw materials, such as phosphate rock, sulfur, ammonia, and natural gas, estimated operating rates and industry crop nutrient inventory levels. Results could differ materially if actual selling prices differ materially from forecasted selling prices. Charges for lower of cost or market are recognized in our Consolidated Statements of Earnings in the period when there is evidence of a decline of market value below cost. During fiscal 2009, we recognized lower of cost or market inventory write-downs of  $383.2 million.

To determine the cost of inventory, we allocate fixed expense to the costs of production based on the normal capacity, which refers to a range of production levels and is considered the production expected to be achieved over a number of periods or seasons under normal circumstances, taking into account the loss of capacity resulting from planned maintenance. Fixed overhead costs allocated to each unit of production should not increase due to abnormally low production. Those excess costs are recognized as a current period expense. When a production facility is completely shut down temporarily, it is considered “idle”, and all related expenses are charged to cost of goods sold.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Costs of significant assets include capitalized interest incurred during the construction and development period. Repairs and maintenance, including planned major maintenance and plan turnaround costs, are expensed when incurred.

Depletion expenses for mining operations, including mineral reserves, are generally determined using the units-of-production method based on estimates of recoverable reserves. Depreciation is computed principally using the straight-line method over the following useful lives: machinery and equipment 3 to 25 years, and buildings and leasehold improvements 3 to 40 years.

We estimate initial useful lives based on experience and current technology. These estimates may be extended through sustaining capital programs. Factors affecting the fair value of our assets may also affect the estimated useful lives of our assets and these factors can change. Therefore, we periodically review the estimated remaining lives of our facilities and other significant assets and adjust our depreciation rates prospectively where appropriate.

Leases

Leases

Leases in which the risk of ownership is retained by the lessor are classified as operating leases. Leases which substantially transfer all of the benefits and risks inherent in ownership to the lessee are classified as capital leases. Assets acquired under capital leases are depreciated on the same basis as property, plant and equipment. Rental payments are expensed on a straight-line basis. Leasehold improvements are depreciated over the depreciable lives of the corresponding fixed assets or the related lease term, whichever is shorter.

Investments

Investments

Except as discussed in Note 13 of our Notes to Consolidated Financial Statements, with respect to variable interest entities, investments in the common stock of affiliated companies in which our ownership interest is 50% or less and in which we exercise significant influence over operating and financial policies are accounted for using the equity method which includes eliminating the effects of any material intercompany transactions.

Recoverability of Long-Lived Assets

Recoverability of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The carrying amount of a long-lived asset group is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset group. If it is determined that an impairment loss has occurred, the loss is measured as the amount by which the carrying amount of the long-lived asset group exceeds its fair value.

Goodwill

Goodwill

Goodwill is carried at cost, not amortized, and represents the excess of the purchase price and related costs over the fair value assigned to the net identifiable assets of a business acquired. We test goodwill for impairment at the reporting unit level on an annual basis or upon the occurrence of events that may indicate possible impairment. The goodwill impairment test is performed in two phases. The first step compares the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired. However, if the carrying amount of the reporting unit exceeds its fair value, the implied fair value of the reporting unit's goodwill would be compared with the carrying amount of that goodwill. An impairment loss would be recorded to the extent that the carrying amount of goodwill exceeds its implied fair value. We have established the second quarter of our fiscal year as the period for our annual test for impairment of goodwill and the test resulted in no impairment in the periods presented.

Environmental Costs	Environmental Costs Accruals for estimated costs are recorded when environmental remediation efforts are probable and the costs can be reasonably estimated. In determining these accruals, we use the most current information available, including similar past experiences, available technology, consultant evaluations, regulations in effect, the timing of remediation and cost-sharing arrangements.
Asset Retirement Obligations	Asset Retirement Obligations We recognize asset retirement obligations (“AROs”) in the period in which we have an existing legal obligation associated with the retirement of a tangible long-lived asset, and the amount of the liability can be reasonably estimated. The ARO is recognized at fair value when the liability is incurred. Upon initial recognition of a liability, that cost is capitalized as part of the related long-lived asset and depreciated on a straight-line basis over the remaining estimated useful life of the related asset. The liability is adjusted in subsequent periods through accretion expense which represents the increase in the present value of the liability due to the passage of time. Such depreciation and accretion expenses are included in cost of goods sold for operating facilities and other operating expense for indefinitely closed facilities.
Litigation

Litigation

We are involved from time to time in claims and legal actions incidental to our operations, both as plaintiff and defendant. We have established what we currently believe to be adequate accruals for pending legal matters. These accruals are established as part of an ongoing worldwide assessment of claims and legal actions that takes into consideration such items as advice of legal counsel, individual developments in court proceedings, changes in the law, changes in business focus, changes in the litigation environment, changes in opponent strategy and tactics, new developments as a result of ongoing discovery, and past experience in defending and settling similar claims. The litigation accruals at any time reflect updated assessments of the then-existing claims and legal actions. The final outcome or potential settlement of litigation matters could differ materially from the accruals which we have established. For significant individual cases, we accrue legal costs expected to be incurred.

Pension and Other Postretirement Benefits	Pension and Other Postretirement Benefits Mosaic offers a number of benefit plans that provide pension and other benefits to qualified employees. These plans include defined benefit pension plans, supplemental pension plans, defined contribution plans and other postretirement benefit plans. We accrue the funded status of our plans, which is representative of our obligations under employee benefit plans and the related costs, net of plan assets measured at fair value. The cost of pensions and other retirement benefits earned by employees is generally determined with the assistance of an actuary using the projected benefit method prorated on service and management’s best estimate of expected plan investment performance, salary escalation, retirement ages of employees and expected healthcare costs.
Share-Based Compensation	Share-Based Compensation We measure the cost of employees’ services received in exchange for an award of equity instruments based on grant-date fair value of the award, and recognize the cost over the period during which the employee is required to provide service in exchange for the award. Our granted awards consist of stock options that generally vest annually in equal amounts over a three-year period and have an exercise price equal to the fair market value of our common stock on the date of grant, and restricted stock units that generally cliff vest after three or four years and have a fair value equal to the market price of our stock at the date of grant. We recognize compensation expense for awards on a straight-line basis over the requisite service period.
Derivative and Hedging Activities

Derivative Activities

We periodically enter into derivatives to mitigate our exposure to foreign currency risks and the effects of changing commodity and freight prices. We record all derivatives on the Consolidated Balance Sheets at fair value. The fair value of these instruments is determined by using quoted market prices, third party comparables, or internal estimates. We net our derivative asset and liability positions when we have a master netting arrangement in place. Changes in the fair value of the foreign currency, commodity, and freight derivatives are immediately recognized in earnings because we do not apply hedge accounting treatment to these instruments.

Fair Value	We determine the fair market values of our derivative contracts and certain other assets based on the fair value hierarchy described below, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. There are three levels within its hierarchy that may be used to measure fair value. Level 1: Values based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities. Level 2: Values based on quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, or model-based valuation techniques for which all significant assumptions are observable in the market. Level 3: Values generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect our own estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow models and similar techniques.
Business Segments

The reportable segments are determined by management based upon factors such as products and services, production processes, technologies, market dynamics, and for which segment financial information is available for our chief operating decision maker.

We evaluate performance based on the operating earnings of the respective business segments, which includes certain allocations of corporate selling, general and administrative expenses.

All intersegment transactions are eliminated within Corporate, Eliminations and other.

Other Financial Statement Data (Tables)	12 Months Ended
May 31, 2011
Other Financial Statement Data [Abstract]
Other Financial Statement Data [Table Text Block]

The following provides additional information concerning selected balance sheet accounts:

	May 31,
(in millions)	2011	2010
Receivables
Trade	$882.5	$545.3
Non-trade	47.5	78.7
	930.0	624.0
Less allowance for doubtful accounts	4.0	9.2
	$926.0	$614.8
Inventories
Raw materials	$58.6	$49.2
Work in process	284.3	295.5
Finished goods	852.9	573.4
Operating materials and supplies	70.6	84.2
	$1,266.4	$1,002.3
Other current assets
Income taxes receivable	$60.4	$91.1
Prepaid expenses	157.4	99.1
Other	90.5	129.2
	$308.3	$319.4
Accrued liabilities
Non-income taxes	$132.6	$63.6
Payroll and employee benefits	116.3	96.2
Asset retirement obligations	90.6	83.1
Customer prepayments	243.2	65.9
Other	260.9	296.7
	$843.6	$605.5
Other noncurrent liabilities
Asset retirement obligations	$482.5	$442.8
Accrued pension and postretirement benefits	117.1	204.4
Unrecognized tax benefits	84.6	81.7
Deferred revenue on out of market contracts	24.1	37.8
Other	146.8	141.4
	$855.1	$908.1

Interest expense, net was comprised of the following in fiscal 2011, 2010 and 2009:

	Years ended May 31,
(in millions)	2011	2010	2009

Interest expense	$27.6	$65.7	$90.2
Less interest income	22.5	16.1	46.9
Interest expense, net	$5.1	$49.6	$43.3

Property, Plant and Equipment (Tables)	12 Months Ended
May 31, 2011
Property Plant And Equipment [Abstract]
Property Plant And Equipment [Table Text Block]

Property, plant and equipment consist of the following:

	May 31,
(in millions)	2011	2010
Land	$176.4	$165.1
Mineral properties and rights	2,861.0	2,592.8
Buildings and leasehold improvements	1,083.8	861.6
Machinery and equipment	4,266.1	3,598.3
Construction in-progress	1,224.4	790.7
	9,611.7	8,008.5
Less: accumulated depreciation and depletion	2,975.8	2,542.9
	$6,635.9	$5,465.6

Earnings Per Share (Tables)	12 Months Ended
May 31, 2011
Earnings Per Share [Abstract]
Schedule of earnings per share

The following is a reconciliation of the numerator and denominator for the basic and diluted EPS computations:

	Years ended May 31,
(in millions)	2011	2010	2009

Net earnings attributable to Mosaic	$2,514.6	$827.1	$2,350.2
Basic weighted average common shares outstanding	446.0	445.1	444.3
Common stock issuable upon vesting of
restricted stock awards	0.4	0.3	0.5
Common stock equivalents	1.1	1.2	1.4
Diluted weighted average common shares outstanding	447.5	446.6	446.2
Basic net Earnings per share attributable to Mosaic	$5.64	$1.86	$5.29
Diluted net Earnings per share attributable to Mosaic	$5.62	$1.85	$5.27

Accumulated Other Comprehensive Income (Tables)	12 Months Ended
May 31, 2011
Components Of Accumulated Other Comprehensive Income Loss Net Of Tax [Line Items]
Schedule Of Accumulated Other Comprehensive Income Loss [Table Text Block]

Components of accumulated other comprehensive income are as follows:

	Balance		Balance		Balance		Balance
	May 31,	2009	May 31,	2010	May 31,	2011	May 31,
(in millions)	2008	Change	2009	Change	2010	Change	2011
Cumulative foreign currency
translation adjustment, net of tax
of $55.5 million in 2011	$766.8	$(480.0)	$286.8	$97.1	$383.9	$384.8	$768.7
Net actuarial gain (loss) and prior service cost,
net of tax of $26.9 million in 2011	23.8	(52.0)	(28.2)	(66.3)	(94.5)	36.0	(58.5)
Accumulated other comprehensive income	$790.6	$(532.0)	$258.6	$30.8	$289.4	$420.8	$710.2

Cash Flow Information (Tables)	12 Months Ended
May 31, 2011
Supplemental Cash Flow Elements [Abstract]
Schedule Of Cash Flow Supplemental Disclosures Table [Text Block]

Supplemental disclosures of cash paid for interest and income taxes and non-cash investing and financing information is as follows:

	Years Ended May 31,
(in millions)	2011	2010	2009
Cash paid during the period for:
Interest	$100.2	$97.3	$105.3
Less amount capitalized	57.1	37.3	14.7
Cash interest, net	$43.1	$60.0	$90.6

Income taxes	$535.2	$488.5	$915.0

Investments in Non-Consolidated Companies (Tables)	12 Months Ended
May 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Schedule of Equity Method Investments [Table Text Block]

A summary of our equity-method investments, which were in operation as of May 31, 2011, is as follows:

Entity	Economic Interest
Gulf Sulphur Services LTD., LLLP	0.500
River Bend Ag, LLC	0.500
IFC S.A.	0.450
Yunnan Three Circles Sinochem Cargill Fertilizers Co. Ltd.	0.350
MVM Resources International B.V.	0.350
Canpotex Limited	0.371

The summarized financial information shown below includes all non-consolidated companies carried on the equity method.

	May 31,
(in millions)	2011	2010	2009
Net sales	$4,061.7	$3,617.5	$5,775.6
Net earnings (loss)	0.5	(17.0)	263.7

Mosaic's share of equity in net earnings (loss)	(5.0)	(10.9)	100.1

Total assets	1,690.6	2,290.9	2,612.5
Total liabilities	1,022.5	1,580.0	1,925.6

Mosaic's share of equity in net assets	247.2	259.6	247.0

Goodwill (Tables)	12 Months Ended
May 31, 2011
Goodwill [Abstract]
Schedule of goodwill

11. GOODWILL

The changes in the carrying amount of goodwill, by reporting unit, for the years ended May 31, 2011 and 2010, are as follows:

(in millions)	Phosphates	Potash	Total

Balance as of May 31, 2009	$537.2	$1,196.9	$1,734.1
Foreign currency translation	-	29.1	29.1

Balance as of May 31, 2010	537.2	1,226.0	1,763.2
Foreign currency translation	-	69.1	69.1
Write off related to sale of business	(2.5)	-	(2.5)

Balance as of May 31, 2011	$534.7	$1,295.1	$1,829.8

As of May 31, 2011,  $189.6 million of goodwill was tax deductible.

Financing Arrangements (Tables)	12 Months Ended
May 31, 2011
Debt Disclosure [Abstract]
Schedule of long-term debt, including current maturites

Long-term debt as of May 31, 2011 and 2010, respectively, consisted of the following:

	May 31,	May 31,			Combination			Combination
	2011	2011		May 31,	Fair	May 31,	May 31,	Fair	May 31,
	Stated	Effective		2011	Market	2011	2010	Market	2010
	Interest	Interest	Maturity	Stated	Value	Carrying	Stated	Value	Carrying
(in millions)	Rate	Rate	Date	Value	Adjustment	Value	Value	Adjustment	Value
Industrial revenue and recovery zone bonds	1.525% - 7.7%	5.27%	2022-2040	$44.7	$1.0	$45.7	$27.1	$1.1	$28.2
Unsecured notes	7.375% - 7.625%	7.59%	2014-2016	469.4	0.7	470.1	924.8	1.6	926.4
Unsecured debentures	7.3% - 9.45%	7.15%	2011-2028	254.6	4.2	258.8	254.7	4.6	259.3
Capital leases and other	6.2% - 9.93%	7.11%	2012-2014	34.7	-	34.7	46.9	-	46.9
Total long-term debt				803.4	5.9	809.3	1,253.5	7.3	1,260.8
Less current portion				47.4	0.6	48.0	14.4	0.8	15.2
Total long-term debt,
less current maturities				$756.0	$5.3	$761.3	$1,239.1	$6.5	$1,245.6

Scheduled maturities of long-term debt	Scheduled maturities of long-term debt are as follows for the periods ending May 31:
(in millions)
2012	$48.0
2013	1.1
2014	1.1
2015	0.8
2016	1.5
Thereafter	756.8
Total	$809.3

Variable Interest Entities (Tables)	12 Months Ended
May 31, 2011
Variable Interest Entities [Abstract]
Schedule of variable interest entities

The carrying amounts and classification of assets and liabilities included in our Consolidated Balance Sheets for these consolidated entities are as follows:

	May 31,	May 31,
(in millions)	2011	2010
Current assets	$230.0	$161.7
Non current assets	$50.7	$52.0
Total assets	$280.7	$213.7
Current liabilities	$63.0	$35.0
Non current liabilities	-	-
Total iabilities	$63.0	$35.0

Income Taxes (Tables)	12 Months Ended
May 31, 2011
Income Tax Disclosure [Abstract]
Provision For Income Taxes [Table Text Block]

The provision for income taxes for the years ended May 31 consisted of the following:

(in millions)	2011	2010	2009
Current:
Federal	$134.9	$85.2	$175.6
State	52.0	15.8	50.8
Non-U.S.	380.1	194.5	570.2
Total Current	567.0	295.5	796.6
Deferred:
Federal	99.2	(6.4)	(138.3)
State	7.0	6.9	7.8
Non-U.S.	79.6	51.3	(16.8)
Total Deferred	185.8	51.8	(147.3)
Provision for income taxes	$752.8	$347.3	$649.3

Schedule Of Effective Income Tax Rate [Table Text Block]

The components of earnings from consolidated companies before income taxes, and the effects of significant adjustments to tax computed at the federal statutory rate, were as follows:

(in millions)	2011	2010	2009
United States earnings	$1,477.5	$598.1	$1,192.5
Non-U.S. earnings	1,793.8	591.6	1,713.2
Earnings from consolidated companies before income taxes	$3,271.3	$1,189.7	$2,905.7
Computed tax at the federal statutory rate of 35%	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	1.3%	1.3%	1.4%
Percentage depletion in excess of basis	(4.5%)	(10.5%)	(6.6%)
Non-U.S. income and withholding taxes	(7.5%)	(1.1%)	(10.5%)
Change in valuation allowance	0.5%	4.5%	3.6%
Other items (none in excess of 5% of computed tax)	(1.8%)	0.0%	(0.6%)
Effective tax rate	23.0%	29.2%	22.3%

Schedule Of Deferred Tax Assets And Liabilities [Table Text Block]

Significant components of our deferred tax liabilities and assets as of May 31 were as follows:

(in millions)	2011	2010
Deferred tax liabilities:
Depreciation and amortization	$566.0	$456.8
Depletion	483.9	464.5
Partnership tax bases differences	94.3	107.1
Undistributed earnings of non-U.S. subsidiaries	215.8	215.8
Other liabilities	120.6	79.6
Total deferred tax liabilities	$1,480.6	$1,323.8
Deferred tax assets:
Alternative minimum tax credit carryforwards	$110.8	$219.2
Capital loss carryforwards	11.8	7.7
Foreign tax credit carryforwards	527.9	477.0
Net operating loss carryforwards	195.9	156.9
Postretirement and post-employment benefits	46.2	80.6
Reclamation and decommissioning accruals	212.0	193.7
Other assets	217.2	232.3
Subtotal	1,321.8	1,367.4
Valuation allowance	209.2	157.1
Net deferred tax assets	1,112.6	1,210.3
Net deferred tax liabilities	$(368.0)	$(113.5)

Summary Of Income Tax Uncertainties [Table Text Block]
	May 31,
(in millions)	2011	2010
Gross unrecognized tax benefits, beginning of year	$228.8	$200.1
Gross increases:
Prior year tax positions	30.2	9.8
Current year tax positions	41.8	21.3
Gross decreases:
Prior year tax positions	(48.2)	(1.4)
Settlements	-	(4.3)
Currency translation	10.9	3.3
Gross unrecognized tax benefits, end of year	$263.5	$228.8

Accounting for Asset Retirement Obligations (Tables)	12 Months Ended
May 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
A reconciliation of our AROs is as follows:

A reconciliation of our AROs is as follows:

	May 31,
(in millions)	2011	2010
Asset retirement obligations, beginning of year	$525.9	$530.7
Liabilities incurred	35.0	27.1
Liabilities settled	(73.1)	(67.6)
Accretion expense	31.6	29.6
Revisions in estimated cash flows	53.7	6.1
Asset retirement obligations, end of year	573.1	525.9
Less current portion	90.6	83.1
	$482.5	$442.8

Accounting for Derivative Instruments and Hedging Activities (Tables)	12 Months Ended
May 31, 2011
Accounting For Derivative Instruments And Hedging Activities [Abstract]
Schedule Of Derivative Instruments Notional Amounts

 As of May 31, 2011, the following is the total absolute notional volume associated with our outstanding derivative instruments:

(in millions of Units)			May 31,
Instrument	Derivative Category	Unit of Measure	2011
Foreign currency derivatives	Foreign Currency	US Dollars	1,118.9
Natural gas derivatives	Commodity	MMbtu	22.5
Ocean freight contracts	Freight	Tonnes	3.1

Schedule of unrealized gains (losses) on derivative instruments related to foreign currency exchange contracts, commodities contracts and freight and their location in our Consolidated Statements of Earnings

Below is a table that shows the unrealized gains and (losses) on derivative instruments related to foreign currency exchange contracts, commodities contracts, and freight:

		Gain (loss)
(in millions)		Years ended May 31,
Derivative Instrument	Location	2011	2010
Foreign currency derivatives	Cost of goods sold	$6.8	$(6.9)
Foreign currency derivatives	Foreign currency transaction gain	7.9	30.6
Commodity derivatives	Cost of goods sold	8.3	79.6
Freight derivatives	Cost of goods sold	(2.0)	-

Schedule of gross fair market value of all derivative instruments and their location in our Consolidated Statements of Earnings

The gross fair market value of all derivative instruments and their location in our Consolidated Balance Sheet are shown by those in an asset or liability position and are further categorized by foreign currency, commodity, and freight derivatives.

(in millions)	Asset Derivatives(a)		Liability Derivatives(a)
		May 31,		May 31,
Derivative Instrument	Location	2011	Location	2011
Foreign Currency Derivatives	Other current assets	$19.1	Accrued liabilities	$(4.3)
Commodity Derivatives	Other current assets	0.9	Accrued liabilities	(5.1)
Commodity Derivatives	Other assets	0.6	Other noncurrent liabilities	(1.5)
Freight Derivatives	Other current assets	3.5	Accrued liabilities	(0.9)
Total		$24.1		$(11.8)

(in millions)	Asset Derivatives(a)		Liability Derivatives(a)
		May 31,		May 31,
Derivative Instrument	Location	2010	Location	2010
Foreign Currency Derivatives	Other current assets	$3.1	Accrued liabilities	$(3.8)
Commodity Derivatives	Other current assets	0.6	Accrued liabilities	(11.9)
Commodity Derivatives	Other assets	0.2	Other noncurrent liabilities	(1.4)
Freight Derivatives	Other current assets	9.0	Accrued liabilities	(4.4)
Total		$12.9		$(21.5)

  In accordance with U.S. GAAP the above amounts are disclosed at gross fair value and the amounts recorded on the Consolidated Balance Sheet are presented on a net basis when permitted.

Fair Value Measurements (Tables)	12 Months Ended
May 31, 2011
Fair Value Measurements [Abstract]
Schedule of assets and liabilities included in our Consolidated Balance Sheets that are recognized at fair value on a recurring basis, and indicates the fair value heirarchy utilized to determine such fair value
(in millions)	May 31, 2011
	Total	Level 1	Level 2	Level 3
Assets
Foreign currency derivatives	$19.1	$0.3	$18.8	$-
Commodity derivatives	1.5	-	1.5	-
Freight derivatives	3.5	-	-	3.5
Total assets at fair value	$24.1	$0.3	$20.3	$3.5
Liabilities
Foreign currency derivatives	$4.3	$1.4	$2.9	$-
Commodity derivatives	6.6	-	6.6	-
Freight derivatives	0.9	-	-	0.9
Total liabilities at fair value	$11.8	$1.4	$9.5	$0.9

Schedule of carrying amounts and estimated fair values of our financial instruments

The carrying amounts and estimated fair values of our financial instruments are as follows:

	May 31,
	2011		2010
	Carrying	Fair	Carrying	Fair
(in millions)	Amount	Value	Amount	Value
Cash and cash equivalents	$3,906.4	$3,906.4	$2,523.0	$2,523.0
Accounts receivable	926.0	926.0	614.8	614.8
Accounts payable trade	941.1	941.1	566.7	566.7
Short-term debt	23.6	23.6	83.1	83.1
Long-term debt, including current portion	809.3	881.5	1,260.8	1,352.7

Pension Plans and Other Benefits (Tables)	12 Months Ended
May 31, 2011
Defined Benefit Plans And Other Postretirement Benefit Plans Disclosures [Abstract]
Schedule Of Defined Benefit Plans Disclosures [Text Block]

The year-end status of the North American plans was as follows:

	Pension Plans		Postretirement Benefit Plans
(in millions)	2011	2010	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$635.5	$524.7	$99.7	$80.0
Service cost	5.0	3.7	0.4	0.7
Interest cost	36.2	37.3	3.1	5.5
Plan amendments	5.8	3.0	-	(19.6)
Actuarial gain (loss)	28.4	89.7	(38.7)	38.2
Currency fluctuations	18.4	6.1	1.1	0.3
Employee contribution	-	-	0.1	0.2
Benefits paid	(35.0)	(29.0)	(5.6)	(5.6)
Benefit obligation at end of year	$694.3	$635.5	$60.1	$99.7
Change in plan assets:
Fair value at beginning of year	$522.4	$468.5	$-	$-
Currency fluctuations	14.6	5.8	-	-
Actual return	85.6	71.6	-	-
Company contribution	42.4	5.5	5.5	5.4
Employee contribution	-	-	0.1	0.2
Benefits paid	(35.0)	(29.0)	(5.6)	(5.6)
Fair value at end of year	$630.0	$522.4	$-	$-

Funded status of the plans as of May 31	$(64.3)	$(113.1)	$(60.1)	$(99.7)

Amounts recognized in the consolidated balance sheets:
Current liabilities	$(0.7)	$(0.7)	$(7.0)	$(8.0)
Noncurrent liabilities	(63.6)	(112.4)	(53.1)	(91.7)
Amounts recognized in accumulated other
comprehensive (income) loss
Prior service costs (credits)	$15.2	$9.6	$(6.6)	$(8.9)
Actuarial (gain)/loss	99.5	121.4	(14.5)	23.5

Schedule Of Net Benefit Costs [Table Text Block]

 The components of net annual periodic benefit costs and other amounts recognized in other comprehensive income include the following components:

(in millions)	Pension Plans			Postretirement Benefit Plans
Net Periodic Benefit Cost	2011	2010	2009	2011	2010	2009
Service cost	$5.0	$3.7	$3.9	$0.4	$0.7	$0.6
Interest cost	36.2	37.3	34.8	3.1	5.5	6.1
Less expected return on plan assets	(38.0)	(41.2)	(39.5)	-	-	-
Less amortization of:
Prior service (cost)/credit	(0.9)	(1.5)	-	2.3	17.3	-
Actuarial (gain)/loss	7.4	0.1	(3.7)	(0.7)	(0.8)	(0.5)
Net periodic (income) cost	11.5	1.4	(4.5)	0.5	(11.9)	6.2
Settlement gain	-	-	-	-	-	(2.0)
Net periodic benefit (income) cost	$11.5	$1.4	$(4.5)	$0.5	$(11.9)	$4.2

Other Changes in Plan Assets and Benefit
Obligations Recognized in Other
Comprehensive Income
Prior service cost (credit) recognized
in other comprehensive income	$4.9	$1.6	$-	$2.3	$(2.3)	$-
Net actuarial loss (gain) recognized
in other comprehensive income	(26.7)	59.1	101.1	(38.0)	39.0	(12.4)
Total recognized in other
comprehensive income	$(21.8)	$60.7	$101.1	$(35.7)	$36.7	$(12.4)
Total recognized in net periodic benefit (income)
cost and other comprehensive income	$(10.3)	$62.1	$96.6	$(35.2)	$24.8	$(8.2)

Schedule Of Expected Benefit Payments [Table Text Block]

The following estimated benefit payments, which reflect estimated future service are expected to be paid by the related plans in the fiscal years ending May 31:

	Pension Plans	Other Postretirement	Medicare Part D
(in millions)	Benefit Payments	Plans Benefit Payments	Adjustments
2012	$37.0	$7.1	$0.6
2013	37.0	6.8	0.6
2014	38.0	6.6	0.6
2015	40.2	6.3	0.6
2016	42.5	5.8	0.6
2017-2021	235.1	21.2	2.0

Schedule of Allocation of Plan Assets [Table Text Block]

Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:

	2011	Plan Assets as of May 31,	2010	Plan Assets as of May 31,
US Pension Plan Assets	Target	2011	Target	2010

Asset Category
U.S. equity securities	12%	12%	10%	9%
Non-U.S. equity securities	7%	7%	5%	5%
Real estate	3%	4%	5%	4%
Fixed income	75%	75%	75%	79%
Private equity	3%	2%	5%	3%
Total	100%	100%	100%	100%

	2011	Plan Assets as of May 31,	2010	Plan Assets as of May 31,
Canadian Pension Plan Assets	Target	2011	Target	2010

Asset Category
Canadian equity securities	22%	23%	22%	25%
U.S. equity securities	24%	24%	24%	26%
Non-U.S. equity securities	15%	15%	15%	15%
Fixed income	30%	28%	30%	29%
Private equity	9%	3%	9%	5%
Other	0%	7%	0%	0%
Total	100%	100%	100%	100%

The following tables provide fair value measurement, by asset class of the Company's defined benefit plan assets for both the U.S. and Canadian plans (see Note 17 for a description of the fair value hierarchy methodology):

(in millions)	May 31, 2011
U.S. Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Equity securities:
U.S.	$44.4	$-	$44.4	$-
International	25.9	-	25.9	-
Real estate	13.7	-	-	13.7
Fixed income(a)	286.1	-	286.1	-
Private equity funds(b)	9.1	-	-	9.1
Total assets at fair value	$379.2	$-	$356.4	$22.8

(in millions)	May 31, 2010
U.S. Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Equity securities:
U.S.	$32.1	$-	$32.1	$-
International	17.4	-	17.4	-
Real estate	11.5	-	-	11.5
Fixed income(a)	262.6	-	262.6	-
Private equity funds(b)	8.3	-	-	8.3
Total assets at fair value	$331.9	$-	$312.1	$19.8

(a)       This class includes several funds that invest in approximately 27% of U.S. federal government debt securities, 10% of other governmental securities, 4% of foreign entity debt securities and 59% of corporate debt securities.

(b)       This class includes several private equity funds that invest in U.S. and European corporations and financial institutions

(in millions)	May 31, 2011
Canadian Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Cash	$18.6	$18.6	$-	$-
Equity securities:
Canadian	58.3	-	58.3	-
U.S.	60.7	-	60.7	-
Non-U.S. international	38.6	-	38.6	-
Fixed income(a)	67.4	-	67.4	-
Private equity funds(b)	7.2	-	-	7.2
Total assets at fair value	$250.8	$18.6	$225.0	$7.2

(in millions)	May 31, 2010
Canadian Pension Plan Assets	Total	Level 1	Level 2	Level 3
Asset Category
Cash	$2.2	$2.2	$-	$-
Equity securities:
Canadian	48.3	-	48.3	-
U.S.	49.0	-	49.0	-
Non-U.S. international	28.9	-	28.9	-
Fixed income(a)	54.7	-	54.7	-
Private equity funds(b)	7.4	-	-	7.4
Total assets at fair value	$190.5	$2.2	$180.9	$7.4

(a)       This class consists of a fund that invests in approximately 32% of Canadian federal government debt securities, 24% of Canadian provincial government securities, 32% of Canadian corporate debt securities and 12% of foreign entity debt securities.

(b)       This class includes several private equity funds that invest in U.S. and international corporations.

Schedule Of Effect Of Significant Unobservable Inputs Changes In Plan Assets [Table Text Block]

The following table provides a reconciliation of our plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended May 31, 2011:

(in millions)	U.S Pension Assets	Canadian Pension Assets
Balance as of June 1, 2009	$22.2	$7.7
Net realized and unrealized gains/(losses)	(2.3)	(0.3)
Purchases, issuances, settlements, net	(0.1)	-
Balance as of June 1, 2010	19.8	7.4
Net realized and unrealized gains/(losses)	3.4	0.5
Purchases, issuances, settlements, net	(0.4)	(0.7)
Balance as of May 31, 2011	$22.8	$7.2

Schedule of Assumptions Used [Table Text Block]

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Plans			Postretirement Benefit Plans
	2011	2010	2009	2011	2010	2009
Discount rate	5.13%	5.61%	7.16%	4.54%	5.71%	6.73%
Expected return on plan assets	6.87%	6.92%	6.92%	-	-	-
Rate of compensation increase	4.00%	4.00%	4.00%	-	-	-

Weighted-average assumptions used to determine net benefit cost were as follows:

	Pension Plans			Postretirement Benefit Plans
	2011	2010	2009	2011	2010	2009
Discount rate	5.61%	7.16%	6.57%	5.71%	6.73%	6.45%
Expected return on plan assets	6.92%	6.92%	6.93%	-	-	-
Rate of compensation increase	4.00%	4.00%	4.00%	-	-	-

Schedule of Health Care Cost Trend Rates [Table Text Block]

Assumed health care trend rates used to measure the expected cost of benefits covered by the plans were as follows:

	2011	2010	2009
Health care cost trend rate assumption for the next fiscal year	8.50%	9.25%	10.00%
Rate to which the cost trend is assumed to decline (the ultimate trend rate)	5.50%	5.50%	5.50%
Fiscal year that the rate reaches the ultimate trend rate	2015	2015	2015

Schedule of Effect of One-Percentage-Point Change in Assumed Health Care Cost Trend Rates [Table Text Block]

For the health care plans a one-percentage-point change in the assumed health care cost trend rate would have the following effect:

	2011		2010		2009
	One	One	One	One	One	One
	Percentage	Percentage	Percentage	Percentage	Percentage	Percentage
	Point	Point	Point	Point	Point	Point
(in millions)	Increase	Decrease	Increase	Decrease	Increase	Decrease
Total service and interest cost	$0.1	(0.1)	$0.1	(0.1)	$0.1	$(0.1)
Postretirement benefit obligation	2.5	(2.5)	2.6	(2.4)	2.3	(2.2)

Share-based Payments (Tables)	12 Months Ended
May 31, 2011
Disclosure of Compensation Related Costs, Share Based Payments [Abstract]
Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]

A summary of the assumptions used to estimate the fair value of stock option awards is as follows:

	Years ended May 31
	2011	2010	2009
Weighted average assumptions used in option valuations:
Expected volatility	60.46%	60.50%	45.00%
Expected dividend yield	0.44%	0.40%	0.20%
Expected term (in years)	6.0	6.0	6.0
Risk-free interest rate	2.13%	3.01%	3.40%

Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]

 A summary of our stock option activity during fiscal 2011 is as follows:

	Shares (in millions)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding as of June 1, 2010	3.1	$30.84	6.2	$62.9
Granted	0.4	45.64
Exercised	(1.1)	19.53
Outstanding as of May 31, 2011	2.4	$37.88	6.3	$89.2
Exercisable as of May 31, 2011	1.7	$31.21	5.3	$74.2

Schedule of Share-based Compensation, Restricted Stock Units Award Activity [Table Text Block]

A summary of the status of our restricted stock units as of May 31, 2011, and changes during fiscal 2011, is presented below:

	Shares	Weighted Average Grant Date Fair Value
	(in millions)	Per Share
Restricted stock units as of June 1, 2010	0.4	$54.40
Granted	0.3	49.63
Issued and canceled	(0.2)	42.48
Restricted stock units as of May 31, 2011	0.5	$55.23

Commitments (Tables)	12 Months Ended
May 31, 2011
Commitments And Contingencies Disclosure [Abstract]
A schedule of future minimum long-term purchase commitments and future minimum lease payments

A schedule of future minimum long-term purchase commitments, based on May 31, 2011 market prices, and minimum lease payments under non-cancelable operating leases as of May 31, 2011 follows:

(in millions)	Purchase Commitments	Operating Leases
2012	$1,865.6	$42.0
2013	380.0	29.6
2014	280.4	20.0
2015	144.8	13.0
2016	144.8	10.6
Subsequent years	3,146.1	13.0
	$5,961.7	$128.2

Related Party Transactions (Tables)	12 Months Ended
May 31, 2011
Related Party Transactions [Abstract]
Schedule of related party transactions

In summary, the Consolidated Statements of Earnings included the following transactions with Cargill:

	Years ended May 31,
(in millions)	2011	2010	2009
Transactions with Cargill included in net sales	$238.1	$127.9	$286.3
Transactions with Cargill included in cost of goods sold	146.8	96.4	173.1
Transactions with Cargill included in selling, general
and administrative expenses	6.1	8.2	11.6
Interest income received from Cargill	0.2	-	0.8

The Consolidated Statements of Earnings included the following transactions with our non-consolidated companies:

	Years ended May 31,
(in millions)	2011	2010	2009
Transactions with non-consolidated companies
included in net sales	$1,015.7	$624.0	$1,315.9
Transactions with non-consolidated companies
included in cost of goods sold	511.3	273.0	384.8

Business Segments (Tables)	12 Months Ended
May 31, 2011
Business Segments [Abstract]
Schedule of segment reporting by segment

Segment information for fiscal 2011, 2010 and 2009 is as follows:

(in millions)	Phosphates	Potash	Corporate, Eliminations and Other	Total
2011
Net sales to external customers	$6,895.2	$3,028.3	$14.3	$9,937.8
Intersegment net sales	-	32.7	(32.7)	-
Net sales	6,895.2	3,061.0	(18.4)	9,937.8
Gross margin	1,654.0	1,469.0	(1.2)	3,121.8
Operating earnings (loss)	1,322.0	1,352.5	(10.3)	2,664.2
Capital expenditures	306.7	906.9	49.6	1,263.2
Depreciation, depletion and
amortization expense	248.1	188.9	10.4	447.4
Equity in net earnings (loss) of
nonconsolidated companies	(8.8)	-	3.8	(5.0)
2010
Net sales to external customers	$4,731.1	$1,978.9	$49.1	$6,759.1
Intersegment net sales	-	195.2	(195.2)	-
Net sales	4,731.1	2,174.1	(146.1)	6,759.1
Gross margin	648.2	1,034.6	10.5	1,693.3
Operating earnings (loss)	349.5	922.8	(1.5)	1,270.8
Capital expenditures	265.1	619.7	25.8	910.6
Depreciation, depletion and
amortization expense	293.8	140.1	11.1	445.0
Equity in net loss of nonconsolidated
companies	(10.5)	-	(0.4)	(10.9)
2009
Net sales to external customers	$7,409.9	$2,759.2	$128.9	$10,298.0
Intersegment net sales	-	58.0	(58.0)	-
Net sales	7,409.9	2,817.2	70.9	10,298.0
Gross margin	1,229.9	1,505.9	30.9	2,766.7
Operating earnings	961.7	1,409.9	29.3	2,400.9
Capital expenditures	430.3	343.6	7.2	781.1
Depreciation, depletion and
amortization expense	231.0	119.4	10.1	360.5
Equity in net earnings of
nonconsolidated companies	68.3	-	31.8	100.1

Total assets as of May 31, 2011	$8,149.7	$9,663.3	$(2,026.1)	$15,786.9
Total assets as of May 31, 2010	6,585.9	8,186.3	(2,064.5)	12,707.7

Financial Information Relating to Our Operations by Geographic Area

Financial information relating to our operations by geographic area is as follows:

	Years Ended May 31,
(in millions)	2011	2010	2009
Net sales(a):
Brazil	$1,810.1	$1,092.3	$1,435.9
India	1,565.9	1,105.9	2,275.9
Canpotex(b)	992.9	602.1	1,283.3
Canada	629.9	346.9	578.8
Australia	237.8	167.6	290.3
Argentina	233.3	137.0	188.3
Japan	166.1	76.2	227.6
Colombia	157.6	91.2	123.2
Chile	115.9	108.1	173.1
China	115.9	191.9	97.9
Mexico	101.7	121.8	143.9
Thailand	91.1	123.2	146.5
Other	200.3	253.1	236.2
Total foreign countries	6,418.5	4,417.3	7,200.9
United States	3,519.3	2,341.8	3,097.1
Consolidated	$9,937.8	$6,759.1	$10,298.0

(a)       Revenues are attributed to countries based on location of customer.

(b)       The export association of the Saskatchewan potash producers.

	May 31,	May 31,
(in millions)	2011	2010
Long-lived assets:
Canada	$3,635.9	$2,627.4
Brazil	163.6	134.9
Other	66.1	62.5
Total foreign countries	3,865.6	2,824.8
United States	3,400.1	2,839.0
Consolidated	$7,265.7	$5,663.8

Net Sales by Product Type

Net sales by product type for fiscal 2011, 2010 and 2009 are as follows:

(in millions)	2011	2010	2009
Sales by product type:
Phosphate Crop Nutrients	$4,822.4	$3,152.1	$5,107.2
Potash Crop Nutrients	3,002.8	1,796.8	2,574.1
Crop Nutrient Blends	1,252.5	862.9	1,249.7
Other(a)	860.1	947.3	1,367.0
	$9,937.8	$6,759.1	$10,298.0

(a) Includes sales for animal feed ingredients and industrial potash.

Schedule II Valuation and Qualifying Accounts (Tables)	12 Months Ended
May 31, 2011
Valuation And Qualifying Accounts Abstract
Schedule Of Valuation And Qualifying Accounts Disclosure [Table Text Block]
SCHEDULE II. VALUATION AND QUALIFYING ACCOUNTS
For the Years ended May 31, 2011, 2010, and 2009
In millions

Column A	Column B	Column C		Column D	Column E
		Additions
	Balance	Charged	Charged		Balance
	Beginning of	to Costs	to Other		at End
Description	Period	and Expenses	Accounts(a)	Deductions	of Period(b)
Allowance for doubtful accounts, deducted from
accounts receivable in the balance sheet:
Year ended May 31, 2009	28.6	9.1	0.4	(6.9)	31.2
Year ended May 31, 2010	31.2	2.0	1.0	(5.5)	28.7
Year ended May 31, 2011	28.7	(3.3)	-	(4.0)	21.4

Income tax valuation allowance, related to
deferred income taxes
Year ended May 31, 2009	6.6	106.0	4.3	(1.3)	115.6
Year ended May 31, 2010	115.6	53.0	(11.5)	-	157.1
Year ended May 31, 2011	157.1	23.8	36.5	(8.2)	209.2

(a)       For fiscal 2011, the income tax valuation allowance adjustment was recorded to accumulated other comprehensive income and deferred taxes. For fiscal 2010, the income tax valuation allowance adjustment was recorded to accumulated other comprehensive income. For fiscal 2009, the income tax valuation allowance adjustments include an amount recorded to goodwill as part of purchase accounting and accumulated other comprehensive income.

(b)       Allowance for doubtful accounts balance includes  $17.4 million,  $19.5 million and  $17.6 million of allowance on long-term receivables recorded in other long term assets for the years ended May 31, 2011, 2010 and 2009, respectively.

Organization and Nature of Business (Details)	12 Months Ended
May 31, 2011
Organization And Nature Of Business [Abstract]
Our percentage share of PhosChem's dry crop nutrient products	87.00%
Miski Mayo Mine [Member]
Organization And Nature Of Business [Abstract]
Economic interest percentage in Miski Mayo mine joint venture in the Bayovar region of Peru	35.00%

Cargill Transaction (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Cargill Splitoff Paragraph Details [Abstract]
Reimbursement from Cargill for fees and expenses	$ (18.5)	$ 0	$ 0.6
Former percentage ownership by Cargill and certain of its subsidiaries	64.00%

Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Cost Of Goods And Services Sold [Abstract]
Canadian Resource Tax And Royalty Expense	$ 294.2	$ 127.9	$ 415.5
Sales and Receivables
Receivables, net	926	614.8
Sales Revenue Goods Net	9,937.8	6,759.1	10,298
Accounts Receivable Net Noncurrent Abstract
Accounts Receivable Gross Noncurrent	27.8	31.6
Allowance For Doubtful Accounts Receivable Noncurrent	17.4	19.5
Production Related Impairments Or Charges Abstract
Inventory Write Down	0	0	383.2
India [Member]
Percentage Of Net Sales Subject To Indian Subsidy [Line Items]
Percentage Of Net Sales Subject To Indian Subsidy	17.20%	18.50%	15.90%
Consolidated [Member]
Percentage Of Net Sales Subject To Indian Subsidy [Line Items]
Percentage Of Net Sales Subject To Indian Subsidy	2.70%	3.00%	3.50%
Canpotex [Member]
Sales and Receivables
Receivables, net	176.3	135.7
Sales Revenue Goods Net	$ 992.9	$ 602.1	$ 1,300

Other Financial Statement Data (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Receivables
Trade	$ 882.5	$ 545.3
Non-trade	47.5	78.7
Current receivables, gross	930	624
Less: Allowance for doubtful accounts	4	9.2
Current receivables, net	926	614.8
Inventories
Raw materials	58.6	49.2
Work in process	284.3	295.5
Finished goods	852.9	573.4
Operating materials and supplies	70.6	84.2
Inventory, net	1,266.4	1,002.3
Other current assets
Income Taxes Receivable	60.4	91.1
Prepaid expenses	157.4	99.1
Other	90.5	129.2
Total other current assets	308.3	319.4
Accrued liabilities
Non-income taxes	132.6	63.6
Payroll and employee benefits	116.3	96.2
Asset retirement obligations	90.6	83.1
Customer prepayments	243.2	65.9
Other	260.9	296.7
Total accrued liabilities, current	843.6	605.5
Other noncurrent liabilities
Asset retirement obligations	482.5	442.8
Accrued pension and postretirement benefits	117.1	204.4
Unrecognized tax benefits	84.6	81.7
Deferred revenue on out of market contracts	24.1	37.8
Other	146.8	141.4
Total other noncurrent liabilities	855.1	908.1
Interest expense, net was comprised of the following:
Interest Expense	27.6	65.7	90.2
Interest income	22.5	16.1	46.9
Interest expense, net	$ 5.1	$ 49.6	$ 43.3

Property, Plant and Equipment (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Property, plant and equipment, at cost [Abstract]
Land	$ 176.4	$ 165.1
Mineral properties and rights	2,861	2,592.8
Buildings and leasehold improvements	1,083.8	861.6
Machinery and equipment	4,266.1	3,598.3
Construction in-progress	1,224.4	790.7
Property, plant and equipment, at cost	9,611.7	8,008.5
Less: accumulated depreciation and depletion	2,975.8	2,542.9
Property, plant and equipment, net	6,635.9	5,465.6
Depreciation, depletion and amortization expense and capitalized
Depreciation, depletion and amortization expense	447.4	445	360.5
Capitalized interest on major construction projects	$ 57.1	$ 37.3	$ 14.7

Earnings Per Share (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Earnings Per Share Reconciliation [Abstract]
Net earnings attributable to Mosaic	$ 2,514.6	$ 827.1	$ 2,350.2
Basic weighted average common shares outstanding	446	445.1	444.3
Common stock issuable upon vesting of restricted stock awards	0.4	0.3	0.5
Common stock equivalents	1.1	1.2	1.4
Diluted weighted average common shares outstanding	447.5	446.6	446.2
Net Earnings per share attributable to Mosaic- basic	$ 5.64	$ 1.86	$ 5.29
Net Earnings per share attributable to Mosaic- diluted	$ 5.62	$ 1.85	$ 5.27
Earnings Per Share Additional Disclosure [Abstract]
Shares subject to issuance upon exercise of stock options and restricted stock awards	0.4	0.4

Accumulated Other Comprehensive Income (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008
Change during the period in components of accumulated other comprehensive income:
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax	$ 387.4	$ 98.2	$ (483.8)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax	36	(66.3)	(52)
Accumulated Other Comprehensive Income Loss Net Of Tax [Abstract]
Cumulative foreign currency translation adjustment	768.7	383.9	286.8	766.8
Net actuarial gain (loss) and prior service cost	(58.5)	(94.5)	(28.2)	23.8
Accumulated other comprehensive income	710.2	289.4	258.6	790.6
Accumulated Other Comprehensive Income (Loss) [Member]
Change during the period in components of accumulated other comprehensive income:
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax	384.8	97.1	(480)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax	36	(66.3)	(52)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent	$ 420.8	$ 30.8	$ (532)

Accumulated Other Comprehensive Income Parenthetical (Details 2) (USD $) In Millions	12 Months Ended
May 31, 2011
Tax on change during the period in components of accumulated other comprehensive income:
Tax on cumulative foreign currency translation adjustment	$ 55.5
Tax on net actuarial gain (loss) and prior service cost	$ 26.9

Cash Flow Information (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Interest Paid [Abstract]
Interest Paid	$ 100.2	$ 97.3	$ 105.3
Less amount capitalized	57.1	37.3	14.7
Interest, net	43.1	60	90.6
Income taxes paid	535.2	488.5	915
Increase (decrease) in accounts payable during the period reported in Investing Activities that arose from acquiring or constructing property, plant and equipment	$ 100.1	$ 67.2	$ 50

Investments in Non-Consolidated Companies (Details) (USD $)	May 31, 2011 Gulf Sulphur Services LTD., LLLP [Member]	May 31, 2011 River Bend Ag, LLC [Member]	May 31, 2011 IFC S.A. [Member]	May 31, 2011 Yunnan Three Circles Sinochem Cargill Fertilizers Co. Ltd. [Member]	May 31, 2011 Miski Mayo Mine [Member]	May 31, 2011 Canpotex Limited [Member]	Sep. 29, 2010 Vale Fertilizantes S.A. [Member]	Oct. 01, 2008 Saskferco Products ULC [Member]	Nov. 30, 2008 Saskferco Products ULC [Member]
Schedule Of Equity Method Investments [Line Items]
Ownership interest	50.00%	50.00%	45.00%	35.00%	35.00%	37.10%	20.10%	50.00%
Gross sales proceeds received by all investors								$ 1,500,000,000
Realized pretax gain on sale of equity method investee									673,400,000
Carrying amount of the equity method investee when it was sold.								$ 63,200,000

Investments in Non-Consolidated Companies (Details 2) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Equity Method Investment Summarized Financial Information Income Statement [Abstract]
Net sales	$ 4,061.7	$ 3,617.5	$ 5,775.6
Net (loss) earnings	0.5	(17)	263.7
Mosaics share of equity in net (loss) earnings	(5)	(10.9)	100.1
Equity Method Investment Summarized Financial Information Balance Sheet [Abstract]
Total assets of equity method investees	1,690.6	2,290.9	2,612.5
Total liabilities of equity method investees	1,022.5	1,580	1,925.6
Mosaics share of equity in net assets of equity method investees	$ 247.2	$ 259.6	$ 247

Investments in Non-Consolidated Companies - Miski Mayo Mine (Details 4) (USD $) In Millions, unless otherwise specified	1 Months Ended
	Jul. 07, 2010	May 31, 2011
Schedule Of Equity Method Investments [Line Items]
Payment to acquire 35% economic interest in Miski Mayo mine	$ 385
MVM Resources interest percentage in Campania Minera Miski Mayo S.R.L.		99.88%
Miski Mayo Mine [Member]
Schedule Of Equity Method Investments [Line Items]
Economic interest percentage in Miski Mayo mine joint venture in the Bayovar region of Peru		35.00%

Investments in Non-Consolidated Companies - Investments Sold (Details 5) (USD $)	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2011 Vale Fertilizantes S.A. (formerly Fosfertil S.A.) [Member]	Sep. 29, 2010 Vale Fertilizantes S.A. (formerly Fosfertil S.A.) [Member]
Long Lived Assets Held For Sale [Line Items]
Assets and investments held for sale	$ 0	$ 399,600,000
Gross proceeds from sale of assets and investments					1,000,000,000
Pre-tax gain on sale of assets and investments					685,600,000
Tax impact from sale of Fosfertil	$ 752,800,000	$ 347,300,000	$ 649,300,000	$ 126,100,000

Goodwill (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010
Goodwill [Line Items]
Ending balance	$ 1,829.8	$ 1,763.2
Goodwill determined to be tax deductible	189.6
Phosphates Segment [Member]
Goodwill [Line Items]
Beginning balance	537.2	537.2
Foreign currency translation	0	0
Write off related to sale of business	(2.5)
Ending balance	534.7	537.2
Potash Segment [Member]
Goodwill [Line Items]
Beginning balance	1,226	1,196.9
Foreign currency translation	69.1	29.1
Write off related to sale of business	0
Ending balance	$ 1,295.1	$ 1,226

Financing Arrangements - Short-term debt (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010
Line Of Credit Facility [Line Items]
Total short-term debt	$ 23.6	$ 83.1
Stated interest rates as of the balance sheet date:
Line of Credit Facility, Covenant Terms	The Mosaic Credit Facility requires Mosaic to maintain certain financial ratios, including a maximum ratio of Total Debt to EBITDA (as defined) of 3.0 to 1.0 as well as a minimum Interest Coverage Ratio (as defined) of not less than 3.5 to 1.0.
Additional letters of credit outstanding	2
Mosaic Line Of Credit Facility [Member]
Line Of Credit Facility [Line Items]
Line Of Credit, Facility Initiation Date	4/26/2011
Line Of Credit, Facility Expiration Date	4/26/2016
Letters of Credit, amount outstanding	21.8
The Mosaic Credit Facility is available for revolving credit loans of up to $750 million	750
The Mosaic Credit Facility amount available for revolving loans or swing line loans	728
The Mosaic Credit Facility amount available for revolving loans or swingline loans utilized by letters of credit	22
Line of Credit Facility, Unused Capacity, Commitment Fee Percentage	0.23%
Line of Credit Facility, Commitment Fee Amount	2.3
A failure to pay principal or interest under any one item of other indebtedness in excess of $50 million, or breach or default under such indebtedness that permits the holders thereof to accelerate the maturity thereof, will result in a cross-default in the Mosaic Credit Line	50
A failure to pay principal or interest for multiple items of other indebtedness in excess of $75 million, or breach or default under such indebtedness that permits the holders thereof to accelerate the maturity thereof, will result in a cross-default in the Mosaic Credit Line	75
Total short-term debt	0
Prior Line Of Credit Facility [Member]
Line Of Credit Facility [Line Items]
Line Of Credit, Facility Initiation Date	7/29/2009
Line Of Credit, Facility Expiration Date	4/26/2011
The Mosaic Credit Facility is available for revolving credit loans of up to $750 million	500
The Mosaic Credit Facility amount available for revolving loans or swing line loans		474.9
The Mosaic Credit Facility amount available for revolving loans or swingline loans utilized by letters of credit		25.1
Line of Credit Facility, Unused Capacity, Commitment Fee Percentage	0.50%
Line of Credit Facility, Commitment Fee Amount		2.3
Lines of credit - International and other short-term borrowings [Member]
Line Of Credit Facility [Line Items]
Line Of Credit, Facility Expiration Date	Various
Total short-term debt	$ 23.6
Stated interest rates as of the balance sheet date:
Stated interest rates - lowest rate	0.0141
Stated interest rates - highest rate	0.06

Financing Arrangements - Redemption of Senior Notes (Details) (Redemption of Senior Notes [Member], USD $) In Millions, unless otherwise specified	0 Months Ended	12 Months Ended
	Jan. 13, 2011	May 31, 2011
Redemption of Senior Notes [Member]
Extinguishment Of Debt [Line Items]
Redemption date of senior notes due December 2014		Jan 13, 2011
Amount to be redeemed	$ 455.4
Early redemption charge		$ 19
Stated interest rate on senior notes		7.38%

Financing Arrangements - Long-term debt (Details) (USD $)	12 Months Ended
	May 31, 2011	May 31, 2010
Long Term Debt Noncurrent Abstract
Stated value of issued debt	$ 803,400,000	$ 1,253,500,000
Fair value adjustment of debt	5,900,000	7,300,000
Total long-term debt	809,300,000	1,260,800,000
Less current portion	48,000,000	15,200,000
Total long-term debt, less current maturities	761,300,000	1,245,600,000
Aggregate stated value of current portion of issued debt	47,400,000	14,400,000
Aggregate fair value adjustment of current portion of long-term debt	600,000	800,000
Aggregate stated value of noncurrent portion of issued debt	756,000,000	1,239,100,000
Aggregate fair value adjustment of noncurrent portion of long-term debt	5,300,000	6,500,000
Long Term Debt By Maturity Abstract
2012	48,000,000
2013	1,100,000
2014	1,100,000
2015	800,000
2016	1,500,000
Thereafter	756,800,000
Total	809,300,000	1,260,800,000
Industrial Revenue Bond [Member]
Long Term Debt Noncurrent Abstract
Stated value of issued debt	44,700,000	27,100,000
Fair value adjustment of debt	1,000,000	1,100,000
Total long-term debt	45,700,000	28,200,000
Stated interest rates - lowest rate	0.01525
Stated interest rates - highest rate	0.077
Effective interest rate	5.27%
Maturity year - earliest	2022
Maturity year - latest	2040
Long Term Debt By Maturity Abstract
Total	45,700,000	28,200,000
Unsecured Notes [Member]
Long Term Debt Noncurrent Abstract
Stated value of issued debt	469,400,000	924,800,000
Fair value adjustment of debt	700,000	1,600,000
Total long-term debt	470,100,000	926,400,000
Stated interest rates - lowest rate	0.07375
Stated interest rates - highest rate	0.07625
Effective interest rate	7.59%
Maturity year - earliest	2014
Maturity year - latest	2016
Long Term Debt By Maturity Abstract
Total	470,100,000	926,400,000
Unsecured Debentures [Member]
Long Term Debt Noncurrent Abstract
Stated value of issued debt	254,600,000	254,700,000
Fair value adjustment of debt	4,200,000	4,600,000
Total long-term debt	258,800,000	259,300,000
Stated interest rates - lowest rate	0.073
Stated interest rates - highest rate	0.0945
Effective interest rate	7.15%
Maturity year - earliest	2011
Maturity year - latest	2028
Call date of Senior Notes due 2016	Dec 1, 2011
Call price at earliest call date on Senior Notes due 2016	103.81
Long Term Debt By Maturity Abstract
Total	258,800,000	259,300,000
Capital Lease And Other Obligations [Member]
Long Term Debt Noncurrent Abstract
Stated value of issued debt	34,700,000	46,900,000
Fair value adjustment of debt	0	0
Total long-term debt	34,700,000	46,900,000
Stated interest rates - lowest rate	0.062
Stated interest rates - highest rate	0.0993
Effective interest rate	7.11%
Maturity year - earliest	2012
Maturity year - latest	2014
Long Term Debt By Maturity Abstract
Total	$ 34,700,000	$ 46,900,000

Variable Interest Entities (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
The carrying amounts and classification of assets and liabilities included in our Consolidated Balance Sheets for these consolidated entities are as follows:
Current Assets	$ 6,684.9	$ 4,974.8
Current Liabilities	1,928.5	1,303.9
Non Current Liabilities	0	0
Net sales to external customers of VIEs	9,937.8	6,759.1	10,298
VIE, Fixed rate Senior Secured Note due December 15, 2010	48	15.2
Variable Interest Entity Primary Beneficiary [Member]
The carrying amounts and classification of assets and liabilities included in our Consolidated Balance Sheets for these consolidated entities are as follows:
Current Assets	230	161.7
Non Current Assets	50.7	52
Total Assets	280.7	213.7
Current Liabilities	63	35
Total Liabilities	63	35
Variable Interest Entity Phos Chem [Member]
The carrying amounts and classification of assets and liabilities included in our Consolidated Balance Sheets for these consolidated entities are as follows:
Net sales to external customers of VIEs	2,300	1,600	2,700
Variable Interest Entity South Fort Meade Partnership [Member]
The carrying amounts and classification of assets and liabilities included in our Consolidated Balance Sheets for these consolidated entities are as follows:
VIE, Fixed rate Senior Secured Note due December 15, 2010		$ 6.7

Income Taxes (10-K Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Deferred tax liabilities:
Depreciation and amortization	$ 566	$ 456.8
Depletion	483.9	464.5
Partnership tax bases differences	94.3	107.1
Undistributed earnings of non-U.S. subsidiaries	215.8	215.8
Other liabilities	120.6	79.6
Total deferred tax liabilities	1,480.6	1,323.8
Before valuation allowance
Alternative minimum tax credit carryforwards	110.8	219.2
Capital loss carryforwards	11.8	7.7
Foreign tax credit carryforwards	527.9	477
Net operating loss carryforwards	195.9	156.9
Post-retirement and post-employment benefits	46.2	80.6
Reclamation and decommissioning accruals	212	193.7
Other assets	217.2	232.3
Subtotal	1,321.8	1,367.4
Valuation allowance	(209.2)	(157.1)
Net deferred tax assets	1,112.6	1,210.3
Net deferred tax liabilities	(368)	(113.5)
Current:
Federal	134.9	85.2	175.6
State	52	15.8	50.8
Non-U.S.	380.1	194.5	570.2
Total Current	567	295.5	796.6
Deferred:
Federal	99.2	(6.4)	(138.3)
State	7	6.9	7.8
Non-U.S.	79.6	51.3	(16.8)
Total Deferred	185.8	51.8	(147.3)
Provision for income taxes	752.8	347.3	649.3
Effective Income Tax Rate Continuing Operations Tax Rate Reconciliation [Abstract]
Computed tax at the federal statutory rate of 35%	35.00%	35.00%	35.00%
State and local income taxes, net of federal income tax benefit	1.30%	1.30%	1.40%
Percentage depletion in excess of basis	(4.50%)	(10.50%)	(6.60%)
Non-U.S. income and withholding taxes	(7.50%)	(1.10%)	(10.50%)
Change in valuation allowance	0.50%	4.50%	3.60%
Other items (none in excess of 5% of computed tax)	(1.80%)	0.00%	(0.60%)
Effective tax rate	23.00%	29.20%	22.30%
Income Loss From Continuing Operations Before Income Taxes Minority Interest And Income Loss From Equity Method Investments [Abstract]
United States earnings	1,477.5	598.1	1,192.5
Non-U.S. earnings	1,793.8	591.6	1,713.2
Earnings from consolidated companies before income taxes	3,271.3	1,189.7	2,905.7
Changes in unrecognized tax benefits for all jurisdictions for the year ended May 31, 2011 were as follows:
Gross unrecognized tax benefits	228.8	200.1
Prior year tax positions - increases	30.2	9.8
Current year tax positions	41.8	21.3
Prior year tax positions - decreases	(48.2)	(1.4)
Settlements	0	(4.3)
Effect of currency translation on unrecognized tax benefits	10.9	3.3
Gross unrecognized tax benefits	263.5	228.8	200.1
The amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate in future periods	98.8
Accrued interest and penalties related to unrecognized tax benefits, which are reflected in other noncurrent liabilities	50.9	40.5
Valuation Allowance [Abstract]
Net change in the deferred tax asset valuation allowance during the period	$ 52.1	$ 41.5	$ 109

Income Taxes (10-K Details 2) (USD $)	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Income Tax Disclosure [Abstract]
Tax provision recorded during the period to increase the valuation allowance on certain non-US deferred tax assets, which impacted the effective tax rate		$ 53,000,000	$ 106,000,000
The portion of the income tax provision recorded during the period to increase the valuation allowance against certain deferred tax assets, resulting from the agreement to sell our investments in Fertifos and Fosfertil, and our Cubatao, Brazil facility to Vale S.A. and its subsidiaries		23,100,000
Tax benefit recorded during the period related to foreign tax credits associated with a special dividend that was distributed from our non-U.S. subsidiaries to our U.S. subsidiaries, which impacted the effective tax rate			282,700,000
Undistributed earnings of non-US subsidiaries for which no deferred tax liability has been established	1,400,000,000
The amount of deferred tax assets pertaining to certain foreign tax credit carryforwards that are netted against and offset deferred tax liabilities pertaining to depreciation and depletion expense recordings, which result from having Canadian entities that also incur U.S. taxes.	336,600,000	253,900,000
The amount of the tax provision and corresponding amount of deferred tax liaibilites recognized during the period associated with our decision not to indefinitely reinvest undistributed foreign earnings outside the U.S. related to the sale of our investment in Saskferco			213,300,000
Tax impact from sale of Fosfertil	752,800,000	347,300,000	649,300,000
Vale Fertilizantes S.A. (formerly Fosfertil S.A.) [Member]
Income Tax Disclosure [Abstract]
Tax impact from sale of Fosfertil	$ 126,100,000

Income Taxes (10-K Details 3) (USD $)	12 Months Ended
May 31, 2011
Alternative Minimum Tax Credit Carryforward [Member]
Tax Carryforward [Line Items]
Tax Credit Carryforward, Amount	$ 110,800,000
Tax Credit Carryforward, Expiration Dates	indefinitely
Net Operating Loss Carryforward [Member]
Tax Carryforward [Line Items]
Operating Loss Carryforwards	704,000,000
Operating Loss Carryforwards, Expiration Dates	majority of our net operating loss carryforwards relate to Brazil and can be carried forward indefinitely
Operating Loss Carryforwards, Limitations on Use	limited to 30 percent of taxable income each year
Capital Loss Carryforward [Member]
Tax Carryforward [Line Items]
Capital Loss Carryforwards	31,800,000
Foreign Tax Credit Carryforward [Member]
Tax Carryforward [Line Items]
Tax Credit Carryforward, Amount	527,900,000
Tax Credit Carryforward, Expiration Dates	expiration dates ranging from fiscal 2016 through fiscal 2019
Tax Credit Carryforward, Limitations on Use	To fully utilize our foreign tax credit carryforwards we will need taxable income of approximately $3 billion in the U.S.
Future taxable income needed to fully utilize carryforwards	$ 3,000,000,000

Income Taxes (10-K Details 4)	12 Months Ended
May 31, 2011
Internal Revenue Service IRS [Member]
Income Tax Examination [Line Items]
Income Tax Examination Year S Under Examination	2009 and 2010
Income Tax Examination Likelihood Of Unfavorable Settlement	Based on the information available, we do not anticipate significant changes to our unrecognized tax benefits as a result of these examinations.
Foreign Country [Member]
Income Tax Examination [Line Items]
Income Tax Examination Year S Under Examination	2001 through 2008
Income Tax Examination Likelihood Of Unfavorable Settlement	Based on the information available, we do not anticipate significant changes to our unrecognized tax benefits as a result of these examinations.

Accounting for Asset Retirement Obligations (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Asset Retirement Obligation [Abstract]
Asset Retirement Obligations, Liability Not Recognized	The most recent estimate of the aggregate cost of these AROs, expressed in 2011 dollars, is approximately $26.0 million.
Asset Retirement Obligation Roll Forward Analysis [Roll Forward]
Asset retirement obligations, beginning of year	$ 525.9	$ 530.7
Liabilities incurred	35	27.1
Liabilities settled	(73.1)	(67.6)
Accretion expense	31.6	29.6	34.4
Revisions in estimated cash flows	53.7	6.1
Asset retirement obligations, end of year	573.1	525.9	530.7
Less current portion	90.6	83.1
Asset Retirement Obligations Noncurrent	$ 482.5	$ 442.8

Accounting for Derivative Instruments and Hedging Activities (Details) (USD $) In Millions, unless otherwise specified	May 31, 2011
Foreign currency [Member]
Derivative Instrument
Foreign currency derivatives	$ 1,118.9
Commodity [Member]
Derivative Instrument
Natural gas derivatives (MMbtu)	22,500,000
Freight Contracts [Member]
Derivative Instrument
Ocean freight contracts (Tonnes)	3,100,000

Accounting for Derivative Instruments and Hedging Activities (Details 2) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010
Foreign currency [Member] | Cost of goods sold [Member]
Derivative Instruments Gain Loss Recognized In Income Net [Abstract]
Derivative Instruments Gain Loss Recognized In Net Earnings	$ 6.8	$ (6.9)
Foreign currency [Member] | Foreign currency transaction gain (loss) [Member]
Derivative Instruments Gain Loss Recognized In Income Net [Abstract]
Derivative Instruments Gain Loss Recognized In Net Earnings	7.9	30.6
Commodity [Member] | Cost of goods sold [Member]
Derivative Instruments Gain Loss Recognized In Income Net [Abstract]
Derivative Instruments Gain Loss Recognized In Net Earnings	8.3	79.6
Freight Contracts [Member] | Cost of goods sold [Member]
Derivative Instruments Gain Loss Recognized In Income Net [Abstract]
Derivative Instruments Gain Loss Recognized In Net Earnings	$ (2)	$ 0

Accounting for Derivative Instruments and Hedging Activities (Details 3) (USD $) In Millions	May 31, 2011	May 31, 2010
Derivative Instruments Fair Value Assets [Abstract]
Total fair value of derivative assets	$ 24.1	$ 12.9
Derivative Instruments Fair Value Liabilities [Abstract]
Total fair value of derivative liabilities	(11.8)	(21.5)
Foreign currency [Member] | Other Current Assets [Member]
Derivative Instruments Fair Value Assets [Abstract]
Total fair value of derivative assets	19.1	3.1
Foreign currency [Member] | Accrued liabilities [Member]
Derivative Instruments Fair Value Liabilities [Abstract]
Total fair value of derivative liabilities	(4.3)	(3.8)
Commodity [Member] | Other Current Assets [Member]
Derivative Instruments Fair Value Assets [Abstract]
Total fair value of derivative assets	0.9	0.6
Commodity [Member] | Other assets [Member]
Derivative Instruments Fair Value Assets [Abstract]
Total fair value of derivative assets	0.6	0.2
Commodity [Member] | Accrued liabilities [Member]
Derivative Instruments Fair Value Liabilities [Abstract]
Total fair value of derivative liabilities	(5.1)	(11.9)
Commodity [Member] | Other Noncurrent Liabilities [Member]
Derivative Instruments Fair Value Liabilities [Abstract]
Total fair value of derivative liabilities	(1.5)	(1.4)
Freight Contracts [Member] | Other Current Assets [Member]
Derivative Instruments Fair Value Assets [Abstract]
Total fair value of derivative assets	3.5	9
Freight Contracts [Member] | Accrued liabilities [Member]
Derivative Instruments Fair Value Liabilities [Abstract]
Total fair value of derivative liabilities	$ (0.9)	$ (4.4)

Accounting for Derivative Instruments and Hedging Activities (Details 4) (USD $) In Millions	May 31, 2011
Derivative Credit Risk Related Contingent Features [Abstract]
The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a liability position	$ 9.4
Required collateral assets to be posted if the credit-risk contingent features of these underlying agreements were triggered.	$ 6.5

Fair Value Measurements (Details) (USD $) In Millions	May 31, 2011
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	$ 24.1
Derivative liabilities at fair value	11.8
Foreign currency [Member] | Level 1 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	0.3
Derivative liabilities at fair value	1.4
Commodity [Member] | Level 1 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	0
Derivative liabilities at fair value	0
Freight Contracts [Member] | Level 1 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	0
Derivative liabilities at fair value	0
Level 1 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	0.3
Derivative liabilities at fair value	1.4
Foreign currency [Member] | Level 2 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	18.8
Derivative liabilities at fair value	2.9
Commodity [Member] | Level 2 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	1.5
Derivative liabilities at fair value	6.6
Freight Contracts [Member] | Level 2 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	0
Derivative liabilities at fair value	0
Level 2 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	20.3
Derivative liabilities at fair value	9.5
Foreign currency [Member] | Level 3 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	0
Derivative liabilities at fair value	0
Commodity [Member] | Level 3 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	0
Derivative liabilities at fair value	0
Freight Contracts [Member] | Level 3 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	3.5
Derivative liabilities at fair value	0.9
Level 3 [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	3.5
Derivative liabilities at fair value	0.9
Foreign currency [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	19.1
Derivative liabilities at fair value	4.3
Commodity [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	1.5
Derivative liabilities at fair value	6.6
Freight Contracts [Member]
Fair Value Assets And Liabilities Measured On Recurring Basis [Abstract]
Derivative assets at fair value	3.5
Derivative liabilities at fair value	$ 0.9

Fair Value Measurements (Details 2) (USD $) In Millions	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008
Cash and cash equivalents, carrying value	$ 3,906.4	$ 2,523	$ 2,703.2	$ 1,960.7
Cash and cash equivalents, fair value	3,906.4	2,523
Accounts receivable, carrying amount	926	614.8
Accounts receivable, fair value	926	614.8
Accounts payable trade, carrying amount	941.1	566.7
Accounts payable trade, fair value	941.1	566.7
Short-term debt, carrying amount	23.6	83.1
Short-term debt, fair value	23.6	83.1
Long-term debt including current portion, carrying amount	809.3	1,260.8
Long-term debt including current portion, fair value	$ 881.5	$ 1,352.7

Guarantees and Indemnities (Details) (USD $) In Millions	May 31, 2011
Guarantees And Indemnities Abstract
Guarantee Obligations Maximum Exposure	$ 55.9

Pension Plans and Other Benefits - Other Disclosures (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Defined Benefit Pension Plans And Defined Benefit Postretirement Plans Disclosure Abstract
Maximum potential annual amount of pension cost for former Cargill employees	$ 2
Maximum aggregate amount of pension cost for former Cargill employees	19.2
Remaining aggregate amount of potential pension cost for former Cargill employees	8.9
Actual annual amount of pension cost for former Cargill employees	2.9	1.1	1.1
The estimated net actuarial gain (loss) for the pension plans and postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in the next fiscal year	14.9
The estimated prior service cost for the pension plans and postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost in the next fiscal year	3.5
The amount of estimated cash contribution to the defined benefit pension plans needed next fiscal year to meet minimum funding requirements	26.9
The amount of cash contribution to the defined benefit postretirement medical plans needed next fiscal year to meet minimum funding requirements	$ 7.1

Pension Plans and Other Benefits - Patient Protection Act (Details) (USD $) In Millions	12 Months Ended		12 Months Ended		12 Months Ended
	May 31, 2011 Accumulated Postretirement Benefit Oligation [Member]	May 31, 2010 Accumulated Postretirement Benefit Oligation [Member]	May 31, 2011 Accumulated Other Comprehensive Income (Loss) [Member]	May 31, 2010 Accumulated Other Comprehensive Income (Loss) [Member]	May 31, 2010 Other Postretirement Benefit Expense [Member]
Incremental Effects On Balance Sheet Of March 2010 Patient Protection And Affordable Care Act [Line Items]
Increase Of Balance Sheet Liability Due To Application Of March 2010 Patient Protection And Affordable Care Act Period Increase Decrease		$ 40
Decrease To Equity Account Due To Application Of March 2010 Patient Protection And Affordable Care Act Period Increase Decrease				40
Increase In Period Expense From Patient Protection And Affordable Care Act					1.2
Estimated Decrease To APBO Due To Effect Of Plan Amendment Separating Active And Retired Employees In Accordance With March 2010 Patient Protection And Affordable Care Act	42
Estimated Decrease To Equity Account Due To Effect Of Plan Amendment Separating Active And Retired Employees In Accordance With March 2010 Patient Protection And Affordable Care Act			$ 42

Pension Plans and Other Benefits - May 31 2008 effects of FAS 158 adoption (Details) (USD $) In Millions	12 Months Ended
May 31, 2011
Retained Earnings [Member]
Incremental Effect On Balance Sheet Application Of SFAS 158 Recognition Provisions [Line Items]
Incremental Effect On Balance Sheet Liability Or Equity Line Item Change Due To Application Of SFAS 158 Recognition Provisions Period Increase Decrease	$ (0.5)
Other Noncurrent Liabilities [Member]
Incremental Effect On Balance Sheet Application Of SFAS 158 Recognition Provisions [Line Items]
Incremental Effect On Balance Sheet Liability Or Equity Line Item Change Due To Application Of SFAS 158 Recognition Provisions Period Increase Decrease	(36.3)
Deferred Income Tax Assets [Member]
Incremental Effect On Balance Sheet Application Of SFAS 158 Recognition Provisions [Line Items]
Incremental Effect On Balance Sheet Asset Line Item Change Due To Application Of SFAS 158 Recognition Provisions Period Increase Decrease	(12.5)
Accumulated Other Comprehensive Income (Loss) [Member]
Incremental Effect On Balance Sheet Application Of SFAS 158 Recognition Provisions [Line Items]
Incremental Effect On Balance Sheet Liability Or Equity Line Item Change Due To Application Of SFAS 158 Recognition Provisions Period Increase Decrease	$ 24.3

Pension Plans and Other Benefits - Changes in Defined Benefit Obligations and Plan Assets (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Amounts recognized in the consolidated balance sheets:
Unfunded pension obligations in noncurrent liabilities	$ (117.1)	$ (204.4)
Amounts recognized in accumulated other comprehensive (income) loss:
Accumulated benefit obligation for the defined benefit pension plans	686.2	629
North American Pension Plans [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	635.5	524.7
Service cost	5	3.7	3.9
Interest cost	36.2	37.3	34.8
Plan amendments	5.8	3
Actuarial gain	28.4	89.7
Currency fluctuations	18.4	6.1
Employee contribution	0	0
Benefits paid	(35)	(29)
Benefit obligation at end of year	694.3	635.5	524.7
Change in plan assets:
Fair value at beginning of year	522.4	468.5
Currency fluctuations	14.6	5.8
Actual return	85.6	71.6
Company contribution	42.4	5.5
Employee contribution	0	0
Benefits paid	(35)	(29)
Fair value at end of year	630	522.4	468.5
Funded status of the plans at May 31	(64.3)	(113.1)
Amounts recognized in the consolidated balance sheets:
Unfunded pension obligations in current liabilities	(0.7)	(0.7)
Unfunded pension obligations in noncurrent liabilities	(63.6)	(112.4)
Amounts recognized in accumulated other comprehensive (income) loss:
Prior service costs	15.2	9.6
Actuarial (gain)/loss	99.5	121.4
North American Postretirement Benefit Plans [Member]
Change in benefit obligation:
Benefit obligation at beginning of year	99.7	80
Service cost	0.4	0.7	0.6
Interest cost	3.1	5.5	6.1
Plan amendments	0	(19.6)
Actuarial gain	(38.7)	38.2
Currency fluctuations	1.1	0.3
Employee contribution	0.1	0.2
Benefits paid	(5.6)	(5.6)
Benefit obligation at end of year	60.1	99.7	80
Change in plan assets:
Fair value at beginning of year	0	0
Currency fluctuations	0	0
Actual return	0	0
Company contribution	5.5	5.4
Employee contribution	0.1	0.2
Benefits paid	(5.6)	(5.6)
Fair value at end of year	0	0	0
Funded status of the plans at May 31	(60.1)	(99.7)
Amounts recognized in the consolidated balance sheets:
Unfunded pension obligations in current liabilities	(7)	(8)
Unfunded pension obligations in noncurrent liabilities	(53.1)	(91.7)
Amounts recognized in accumulated other comprehensive (income) loss:
Prior service costs	(6.6)	(8.9)
Actuarial (gain)/loss	$ (14.5)	$ 23.5

Pension Plans and Other Benefits - Changes in Net Periodic Pension Cost (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
North American Pension Plans [Member]
Net Periodic Benefit Cost Before Settlements:
Service cost	$ 5	$ 3.7	$ 3.9
Interest cost	36.2	37.3	34.8
Expected return on plan assets	(38)	(41.2)	(39.5)
Less amortization of prior service (cost)/credit	(0.9)	(1.5)	0
Less amortization of actuarial (gain)/loss	7.4	0.1	(3.7)
Settlement gain	0	0	0
Net periodic benefit (income) cost	11.5	1.4	(4.5)
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Prior service cost (credit) recognized in other comprehensive income	4.9	1.6	0
Net actuarial loss (gain) recognized in other comprehensive income	(26.7)	59.1	101.1
Total recognized in other comprehensive income	(21.8)	60.7	101.1
Total recognized in net periodic benefit cost and other comprehensive income	(10.3)	62.1	96.6
North American Postretirement Benefit Plans [Member]
Net Periodic Benefit Cost Before Settlements:
Service cost	0.4	0.7	0.6
Interest cost	3.1	5.5	6.1
Expected return on plan assets	0	0	0
Less amortization of prior service (cost)/credit	2.3	17.3	0
Less amortization of actuarial (gain)/loss	(0.7)	(0.8)	(0.5)
Net periodic benefit (income) cost, before settlement gain	0.5	(11.9)	6.2
Settlement gain	0	0	(2)
Net periodic benefit (income) cost	0.5	(11.9)	4.2
Other Changes In Plan Assets And Benefit Obligations Recognized In Other Comprehensive Income [Abstract]
Prior service cost (credit) recognized in other comprehensive income	2.3	(2.3)	0
Net actuarial loss (gain) recognized in other comprehensive income	(38)	39	(12.4)
Total recognized in other comprehensive income	(35.7)	36.7	(12.4)
Total recognized in net periodic benefit cost and other comprehensive income	$ (35.2)	$ 24.8	$ (8.2)

Pension Plans and Other Benefits - Est Future Defined Benefit Pension Plan Pmts (Details) (North American Pension Plans [Member], USD $) In Millions	May 31, 2011
North American Pension Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
2012	$ 37
2013	37
2014	38
2015	40.2
2016	42.5
2017-2021	$ 235.1

Pension Plans and Other Benefits - Est Future Other Benefit Plan Pmts (Details) (USD $) In Millions	May 31, 2011
Other North American Postretirement Benefit Plans [Member]
Estimated Future Benefit Payments And Subsidies Receipts Other Plans [Line Items]
2012	$ 7.1
2013	6.8
2014	6.6
2015	6.3
2016	5.8
2017-2021	21.2
Medicare Part D Adjustments [Member]
Estimated Future Benefit Payments And Subsidies Receipts Other Plans [Line Items]
2012	0.6
2013	0.6
2014	0.6
2015	0.6
2016	0.6
2017-2021	$ 2

Pension Plans and Other Benefits - Plan Asset Allocations (Details)	12 Months Ended
	May 31, 2011	May 31, 2010
United States Pension Plans Of U S Entity Defined Benefit [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	100.00%	100.00%
Plan assets	100.00%	100.00%
United States Pension Plans Of U S Entity Defined Benefit [Member] | US Equity Securities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	12.00%	10.00%
Plan assets	12.00%	9.00%
United States Pension Plans Of U S Entity Defined Benefit [Member] | Non US Equity Securities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	7.00%	5.00%
Plan assets	7.00%	5.00%
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Real Estate Entities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	3.00%	5.00%
Plan assets	4.00%	4.00%
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fixed Income Securities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	75.00%	75.00%
Plan assets	75.00%	79.00%
Currently, our policy includes a 75% allocation to fixed income and 25% to return-seeking strategies.
Overall investment strategy- target allocation percentages	75.00%
The pension plans benchmark of the return-seeking and fixed income strategies are currently comprised of the following and their respective weightings:
Barclays Long Gov/Credit	46.00%
Barclays US Strips	2.00%
Barclays US Long Credit	52.00%
United States Pension Plans Of U S Entity Defined Benefit [Member] | Private Equity Funds [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	3.00%	5.00%
Plan assets	2.00%	3.00%
United States Pension Plans Of U S Entity Defined Benefit [Member] | Return Seeking Investments [Member]
Currently, our policy includes a 75% allocation to fixed income and 25% to return-seeking strategies.
Overall investment strategy- target allocation percentages	25.00%
The pension plans benchmark of the return-seeking and fixed income strategies are currently comprised of the following and their respective weightings:
Russell 1000	40.00%
Russell 2000	8.00%
MSCI EAFE Net	24.00%
MSCI EM Net	4.00%
NCREIF Open-End Diversified Core Equity Fund	12.00%
Private Equity	12.00%
Foreign Pension Plans Defined Benefit [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	100.00%	100.00%
Plan assets	100.00%	100.00%
Foreign Pension Plans Defined Benefit [Member] | US Equity Securities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	24.00%	24.00%
Plan assets	24.00%	26.00%
Foreign Pension Plans Defined Benefit [Member] | Non US Equity Securities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	15.00%	15.00%
Plan assets	15.00%	15.00%
Foreign Pension Plans Defined Benefit [Member] | Fixed Income Securities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	30.00%	30.00%
Plan assets	28.00%	29.00%
Foreign Pension Plans Defined Benefit [Member] | Private Equity Funds [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	9.00%	9.00%
Plan assets	3.00%	5.00%
Foreign Pension Plans Defined Benefit [Member] | Canadian Equity Securities [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	22.00%	22.00%
Plan assets	23.00%	25.00%
Foreign Pension Plans Defined Benefit [Member] | Return Seeking Investments [Member]
The pension plans benchmark of the return-seeking and fixed income strategies are currently comprised of the following and their respective weightings:
S&P/TSX 300	17.00%
Nesbitt Burns and S&P/TSX Small Cap indices	5.00%
S&P 500	24.00%
Cambridge Venture and Private Equity indices	9.00%
MSCI World ex-US	8.00%
MSCI EMF	7.00%
Scotia Capital Bond Index	30.00%
Foreign Pension Plans Defined Benefit [Member] | Other [Member]
Our pension plan weighted-average asset allocations at May 31, 2011 and 2010 and the target by asset class are as follows:
Target allocation percentages	0.00%	0.00%
Plan assets	7.00%	0.00%

Pension Plans and Other Benefits - Plan Asset FV Measurements (Details) (USD $) In Millions	May 31, 2011	May 31, 2010
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities US Entities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	$ 44.4	$ 32.1
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities US Entities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities US Entities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	44.4	32.1
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities US Entities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Non US Entities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	25.9	17.4
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Non US Entities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Non US Entities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	25.9	17.4
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Non US Entities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Real Estate Entities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	13.7	11.5
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Real Estate Entities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Real Estate Entities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Equity Securities Real Estate Entities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	13.7	11.5
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fixed Income Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	286.1	262.6
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fixed Income Securities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fixed Income Securities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	286.1	262.6
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fixed Income Securities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	9.1	8.3
United States Pension Plans Of U S Entity Defined Benefit [Member] | Private Equity Funds [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Private Equity Funds [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Private Equity Funds [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	9.1	8.3
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fair Value Of US Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	379.2	331.9
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fair Value Of US Plan Assets [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fair Value Of US Plan Assets [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	356.4	312.1
United States Pension Plans Of U S Entity Defined Benefit [Member] | Fair Value Of US Plan Assets [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	22.8	19.8
Foreign Pension Plans Defined Benefit [Member] | Equity Securities US Entities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	60.7	49
Foreign Pension Plans Defined Benefit [Member] | Equity Securities US Entities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Equity Securities US Entities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	60.7	49
Foreign Pension Plans Defined Benefit [Member] | Equity Securities US Entities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Fixed Income Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	67.4	54.7
Foreign Pension Plans Defined Benefit [Member] | Fixed Income Securities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Fixed Income Securities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	67.4	54.7
Foreign Pension Plans Defined Benefit [Member] | Fixed Income Securities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	7.2	7.4
Foreign Pension Plans Defined Benefit [Member] | Private Equity Funds [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Private Equity Funds [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Private Equity Funds [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	7.2	7.4
Foreign Pension Plans Defined Benefit [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	18.6	2.2
Foreign Pension Plans Defined Benefit [Member] | Cash And Cash Equivalents [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	18.6	2.2
Foreign Pension Plans Defined Benefit [Member] | Cash And Cash Equivalents [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Cash And Cash Equivalents [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Canadian Entities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	58.3	48.3
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Canadian Entities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Canadian Entities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	58.3	48.3
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Canadian Entities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Non US Non Canadian Entities [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	38.6	28.9
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Non US Non Canadian Entities [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Non US Non Canadian Entities [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	38.6	28.9
Foreign Pension Plans Defined Benefit [Member] | Equity Securities Non US Non Canadian Entities [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	0	0
Foreign Pension Plans Defined Benefit [Member] | Fair Value Of Canadian Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	250.8	190.5
Foreign Pension Plans Defined Benefit [Member] | Fair Value Of Canadian Plan Assets [Member] | Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	18.6	2.2
Foreign Pension Plans Defined Benefit [Member] | Fair Value Of Canadian Plan Assets [Member] | Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	225	180.9
Foreign Pension Plans Defined Benefit [Member] | Fair Value Of Canadian Plan Assets [Member] | Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Fair value of asset	$ 7.2	$ 7.4

Pension Plans and Other Benefits - Plan Asset Fair Values (Details) (Fixed Income Securities [Member])	12 Months Ended
May 31, 2011
United States Pension Plans Of U S Entity Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
U.S. federal government debt securities - percentage	27.00%
Other governmental securities - percentage	10.00%
Debt securities issued by entities foreign to USA - percentage	4.00%
US corporate debt securities - percentage	59.00%
Foreign Pension Plans Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Canadian federal government debt securities - percentage	32.00%
Canadian provincial government securities - percentage	24.00%
Canadian corporate debt securities - percentage	32.00%
Debt securities issued by entities foreign to Canada - percentage	12.00%

Pension Plans and Other Benefits - Level 3 Roll Forward (Details) (Level 3 [Member], USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010
United States Pension Plans Of U S Entity Defined Benefit [Member]
The following table provides a reconciliation of our plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended May 31, 2011:
Beginning balance	$ 19.8	$ 22.2
Net realized and unrealized gains/(losses)	3.4	(2.3)
Purchases, issuances, settlements, net	(0.4)	(0.1)
Ending balance	22.8	19.8
Foreign Pension Plans Defined Benefit [Member]
The following table provides a reconciliation of our plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended May 31, 2011:
Beginning balance	7.4	7.7
Net realized and unrealized gains/(losses)	0.5	(0.3)
Purchases, issuances, settlements, net	(0.7)	0
Ending balance	$ 7.2	$ 7.4

Pension Plans and Other Benefits - Fair Value Assumptions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Assumed health care trend rates used to measure the expected cost of benefits covered by the plans were as follows:
Health care cost trend rate assumption for the next fiscal year	8.50%	9.25%	10.00%
Rate to which the cost trend is assumed to decline (the ultimate trend rate)	5.50%	5.50%	5.50%
Fiscal year that the rate reaches the ultimate trend rate	2015	2015	2015
Assumed health care cost trend rates have an effect on the amounts reported. For the health care plans a one-percentage-point change in the assumed health care cost trend rate would have the following effect:
Effect of 1% increase on total service and interest cost	$ 0.1	$ 0.1	$ 0.1
Effect of 1% decrease on total service and interest cost	(0.1)	(0.1)	(0.1)
Effect of 1% increase on postretirement benefit obligation	2.5	2.6	2.3
Effect of 1% decrease on postretirement benefit obligation	$ (2.5)	$ (2.4)	$ (2.2)
North American Pension Plans [Member]
The assumptions used to determine benefit obligations are based on a measurement date of May 31, and were as follows:
Discount rate	5.13%	5.61%	7.16%
Expected return on plan assets	6.87%	6.92%	6.92%
Rate of compensation increase	4.00%	4.00%	4.00%
The assumptions used to determine net benefit cost are based on a measurement date of May 31, and were as follows:
Discount rate	5.61%	7.16%	6.57%
Expected return on plan assets	6.92%	6.92%	6.93%
Rate of compensation increase	4.00%	4.00%	4.00%
North American Postretirement Benefit Plans [Member]
The assumptions used to determine benefit obligations are based on a measurement date of May 31, and were as follows:
Discount rate	4.54%	5.71%	6.73%
Expected return on plan assets	0.00%	0.00%	0.00%
Rate of compensation increase	0.00%	0.00%	0.00%
The assumptions used to determine net benefit cost are based on a measurement date of May 31, and were as follows:
Discount rate	5.71%	6.73%	6.45%
Expected return on plan assets	0.00%	0.00%	0.00%
Rate of compensation increase	0.00%	0.00%	0.00%

Pension Plans and Other Benefits - Defined Contribution Plans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Defined Contribution Pension And Other Postretirement Plans Disclosure Abstract
Maximum rate of first tier of deferred compensation elected by employees under the Company's "Investment Plan"	3.00%	3.00%
Mosaic's matching rate of first tier of employee's compensation deferrals under the "Investment Plan"	100.00%	100.00%
Maximum rate of second tier of deferred compensation elected by employees under the Company's "Investment Plan"	3.00%	3.00%
Mosaic's matching rate of second tier of employee's compensation deferrals under the "Investment Plan"	50.00%	50.00%
Expense attributable to the Company's Investment Plan and Savings Plan	$ 28.5	$ 24	$ 24.1

Share-based Payments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
May 31, 2011
Omnibus Stock and Incentive Plan 2004 [Member]
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Description	The Omnibus Plan provides for grants of stock options, restricted stock, restricted stock units, and a variety of other share-based and non-share-based awards. Our employees, officers, directors, consultants, agents, advisors, and independent contractors, as well as other designated individuals, are eligible to participate in the Omnibus Plan. Mosaic settles stock option exercises and restricted stock units with newly issued common shares. The Compensation Committee of the Board of Directors administers the Omnibus Plan subject to its provisions and applicable law.
Share Based Compensation Arrangement By Share Based Payment Award Number Of Shares Authorized	25
Total unrecognized compensation cost related to options and restricted stock units granted under the Omnibus Plan.	$ 13.1
Weighted average period of years the unrecognized compensation cost is expected to be recognized over.	1.6
Omnibus Plan - Stock Option Awards [Member]
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Award Vesting Period	after three years of continuous service (cliff vesting) or in equal annual installments in the first three years following the date of grant (graded vesting).
Share Based Compensation Arrangement By Share Based Payment Award Award Expiration Dating	ten-year
Omnibus Plan - Resticted Stock Unit Awards [Member]
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award Award Vesting Period	Restricted stock units generally cliff vest after three or four years of continuous service.
Share Based Compensation Arrangement By Share Based Payment Award Plan Modification Description And Terms	In the fourth quarter of fiscal 2008, we amended our restricted stock unit participant agreements for outstanding grants made in 2006 and 2007 to certain executive officers and certain other officers to provide that the restricted stock units vest immediately upon death or disability but do not vest upon retirement.

Share-based Payments (Details 2) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Expected volatility	60.46%	60.50%	45.00%
Expected dividend yield	0.44%	0.40%	0.20%
Expected term (in years)	6	6	6
Risk-free interest rate	2.13%	3.01%	3.40%
Information pertaining to share-based compensation awards is as follows:
Share-based compensation expense, net of forfeitures, in the fiscal year	$ 21.9	$ 23.4	$ 23.4
The tax benefit related to share-based compensation expense in the fiscal year	7.8	8.4	8.4
Cash received from options exercised under all share-based payment arrangements during the fiscal year	20.3	12.5	4.6
Tax benefit for tax deductions from options during the fiscal year	20.9	17.9	19
A summary of our stock option activity during the fiscal year is as follows:
Number of option shares outstanding at beginning of period	3.1
Granted	0.4
Exercised	(1.1)
Number of option shares outstanding at end of period	2.4	3.1
Number of shares issuable under options exercisable at end of period	1.7
Weighted average exercise price- options outstanding at beginning of period	$ 30.84
Granted	$ 45.64
Exercised	$ 19.53
Weighted Average Exercise Price- options outstanding at end of period	$ 37.88	$ 30.84
Weighted Average Exercise Price- options exercisable at end of period	$ 31.21
Weighted Average Remaining Contractual Term (Years) - options outstanding at beginning of period	6.2
Weighted Average Remaining Contractual Term (Years) - options outstanding at end of period	6.3	6.2
Weighted Average Remaining Contractual Term (Years) - options exercisable as of the end of the fiscal year	5.3
Aggregate Intrinsic Value - options outstanding at beginning of period	62.9
Aggregate Intrinsic Value - options outstanding at end of period	89.2	62.9
Aggregate Intrinsic Value - options exercisable as of the end of the fiscal year	74.2
The weighted-average grant date fair value of options granted during the fiscal year	$ 26.38	$ 29.78	$ 58.98
The total intrinsic value of options exercised during the fiscal year	54.1	25.3	22.4
The total fair value of options vested during the fiscal year	$ 10.7	$ 12.1

Share-based Payments (Details 3) (USD $) In Millions, except Per Share data	12 Months Ended
May 31, 2011
A summary of the status of the Companys restricted stock units at May 31 is presented below:
Number of restricted stock units outstanding at beginning of period	0.4
RSUs granted	0.3
RSUs issued and canceled	(0.2)
Number of restricted stock units outstanding at end of period	0.5
Weighted-average grant date fair value per share - Restricted stock unit awards outstanding, beginning of period	$ 54.4
Granted	$ 49.63
Issued and canceled	$ 42.48
Weighted-average grant date fair value per share - Restricted stock unit awards outstanding, end of period	$ 55.23

Commitments (Details) (USD $)	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Unrecorded Unconditional Purchase Obligation [Abstract]
2012	$ 1,865,600,000
2013	380,000,000
2014	280,400,000
2015	144,800,000
2016	144,800,000
Subsequent years	3,146,100,000
Total	5,961,700,000
A schedule of future minimum lease payments under non-cancelable operating leases follows:
2012	42,000,000
2013	29,600,000
2014	20,000,000
2015	13,000,000
2016	10,600,000
Subsequent years	13,000,000
Total	128,200,000
Rental expense and purchases made for the fiscal period were as follows:
Rental expense for the fiscal period	79,500,000	74,000,000	66,500,000
Purchases made under long-term commitments during the reporting period	2,200,000,000	1,300,000,000	2,100,000,000
Contracts Revenue	186,800,000	66,100,000	106,300,000
Surety Bonds Outstanding [Abstract]
Surety bonds outstanding for mining reclamation obligations	173,300,000
Surety bonds outstanding for other than mining reclamation obligations	30,100,000
Total amount of surety bonds outstanding	$ 203,400,000

Contingencies (Details) (USD $)	May 31, 2011	May 31, 2010
Applicability Impact And Conclusion Of Environmental Loss Contingencies [Abstract]
Accrual For Environmental Loss Contingencies	$ 41,700,000	$ 26,200,000
Loss Contingencies [Line Items]
Loss Contingency Assertion Plaintiff	1,000,000,000
Loss Contingency Assertion Defendant	$ 10,000,000

Related Party Transactions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Related Party Transactions Paragraph Details [Abstract]
Former percentage ownership by Cargill and certain of its subsidiaries	64.00%
Net amount due from our non-consolidated companies	$ 145.7	$ 140.8
Contributions from (Distributions to) Cargill, Inc.	18.5	0	(0.6)
Cargill and Affiliates [Member]
Related Party Transaction [Line Items]
Transactions included in net sales	238.1	127.9	286.3
Transactions included in cost of goods sold	146.8	96.4	173.1
Transactions included in selling, general and administrative	6.1	8.2	11.6
Interest income/(expense) received from/(paid to)	0.2	0	0.8
Non-consolidated companies [Member]
Related Party Transaction [Line Items]
Transactions included in net sales	1,015.7	624	1,315.9
Transactions included in cost of goods sold	$ 511.3	$ 273	$ 384.8

Business Segments (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Segment Reporting Information [Line Items]
Net sales	$ 9,937.8	$ 6,759.1	$ 10,298
Gross margin	3,121.8	1,693.3	2,766.7
Operating earnings (loss)	2,664.2	1,270.8	2,400.9
Capital expenditures	1,263.2	910.6	781.1
Depreciation, depletion and amortization expense	447.4	445	360.5
Equity in net earnings of non consolidated companies	(5)	(10.9)	100.1
Total assets	15,786.9	12,707.7
Phosphates Segment [Member]
Segment Reporting Information [Line Items]
Net sales to external customers	6,895.2	4,731.1	7,409.9
Intersegment net sales	0	0	0
Net sales	6,895.2	4,731.1	7,409.9
Gross margin	1,654	648.2	1,229.9
Operating earnings (loss)	1,322	349.5	961.7
Capital expenditures	306.7	265.1	430.3
Depreciation, depletion and amortization expense	248.1	293.8	231
Equity in net earnings of non consolidated companies	(8.8)	(10.5)	68.3
Total assets	8,149.7	6,585.9
Potash Segment [Member]
Segment Reporting Information [Line Items]
Net sales to external customers	3,028.3	1,978.9	2,759.2
Intersegment net sales	32.7	195.2	58
Net sales	3,061	2,174.1	2,817.2
Gross margin	1,469	1,034.6	1,505.9
Operating earnings (loss)	1,352.5	922.8	1,409.9
Capital expenditures	906.9	619.7	343.6
Depreciation, depletion and amortization expense	188.9	140.1	119.4
Equity in net earnings of non consolidated companies	0	0	0
Total assets	9,663.3	8,186.3
Corporate Eliminations And Other Segment [Member]
Segment Reporting Information [Line Items]
Net sales to external customers	14.3	49.1	128.9
Intersegment net sales	(32.7)	(195.2)	(58)
Net sales	(18.4)	(146.1)	70.9
Gross margin	(1.2)	10.5	30.9
Operating earnings (loss)	(10.3)	(1.5)	29.3
Capital expenditures	49.6	25.8	7.2
Depreciation, depletion and amortization expense	10.4	11.1	10.1
Equity in net earnings of non consolidated companies	3.8	(0.4)	31.8
Total assets	$ (2,026.1)	$ (2,064.5)

Business Segments (Details 2) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	$ 9,937.8	$ 6,759.1	$ 10,298
Brazil [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	1,810.1	1,092.3	1,435.9
Long-lived assets	163.6	134.9
India [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	1,565.9	1,105.9	2,275.9
Canpotex [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	992.9	602.1	1,283.3
Canada [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	629.9	346.9	578.8
Long-lived assets	3,635.9	2,627.4
Australia [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	237.8	167.6	290.3
Argentina [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	233.3	137	188.3
Japan [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	166.1	76.2	227.6
Colombia [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	157.6	91.2	123.2
Chile [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	115.9	108.1	173.1
China [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	115.9	191.9	97.9
Mexico [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	101.7	121.8	143.9
Thailand [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	91.1	123.2	146.5
Other foreign [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	200.3	253.1	236.2
Long-lived assets	66.1	62.5
Total foreign [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	6,418.5	4,417.3	7,200.9
Long-lived assets	3,865.6	2,824.8
United States [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Net sales	3,519.3	2,341.8	3,097.1
Long-lived assets	3,400.1	2,839
Consolidated [Member]
Revenues From External Customers And Long Lived Assets [Line Items]
Long-lived assets	$ 7,265.7	$ 5,663.8

Business Segments (Details 3) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Net sales by product types
Net sales	$ 9,937.8	$ 6,759.1	$ 10,298
Phosphate Crop Nutrients [Member]
Net sales by product types
Net sales	4,822.4	3,152.1	5,107.2
Potash Crop Nutrients [Member]
Net sales by product types
Net sales	3,002.8	1,796.8	2,574.1
Crop Nutrient Blends [Member]
Net sales by product types
Net sales	1,252.5	862.9	1,249.7
Other products [Member]
Net sales by product types
Net sales	$ 860.1	$ 947.3	$ 1,367

Schedule II Valuation and Qualifying Accounts (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Allowance For Doubtful Accounts [Member]
Movement In Valuation Allowances And Reserves Roll Forward
Balance at Beginning of Period	$ 28.7	$ 31.2	$ 28.6
Charge to Costs and Expenses	(3.3)	2	9.1
Charged to Other Accounts	0	1	0.4
Deductions	(4)	(5.5)	(6.9)
Balance at End of Period	21.4	28.7	31.2
Valuation Allowance Of Deferred Tax Assets [Member]
Movement In Valuation Allowances And Reserves Roll Forward
Balance at Beginning of Period	157.1	115.6	6.6
Charge to Costs and Expenses	23.8	53	106
Charged to Other Accounts	36.5	(11.5)	4.3
Deductions	(8.2)	0	(1.3)
Balance at End of Period	209.2	157.1	115.6
Allowance For Doubtful Accounts Noncurrent [Member]
Movement In Valuation Allowances And Reserves Roll Forward
Balance at End of Period	$ 17.4	$ 19.5	$ 17.6